AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS John Hancock Life Insurance Company (U.S.A.) For the Years Ended December 31, 2022, 2021 and 2020 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2022, 2021 and 2020

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

Opinion

We have audited the statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2022 and 2021, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2022, and the related notes to the financial statements (collectively referred to as the financial statements).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 30, 2023

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2022	2021
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$56,053	$53,270
Stocks:
Preferred stocks	43	31
Common stocks	994	1,261
Investments in affiliates	3,178	3,186
Mortgage loans on real estate	11,033	11,430
Real estate:
Company occupied	148	150
Investment properties	4,256	4,124
Cash, cash equivalents and short-term investments	3,005	4,136
Policy loans	2,764	2,737
Derivatives	8,156	13,136
Receivable for collateral on derivatives	1	109
Receivable for securities	11	3
Other invested assets	12,414	10,854
Total cash and invested assets	102,056	104,427
Investment income due and accrued	977	882
Premiums due	52	48
Amounts recoverable from reinsurers	300	448
Funds held by or deposited with reinsured companies	2,604	2,745
Other reinsurance receivable	289	345
Amounts due from affiliates	243	205
Other assets	1,993	2,055
Assets held in separate accounts	128,196	161,855
Total admitted assets	$236,710	$273,010

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2022	2021
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$69,067	$69,515
Policyholders’ and beneficiaries’ funds	2,478	2,558
Consumer notes	125	138
Dividends payable to policyholders	294	317
Policy benefits in process of payment	763	602
Other amount payable on reinsurance	441	500
Other policy obligations	31	37
Total policy and contract obligations	73,199	73,667
Payable to parent and affiliates	1,522	1,490
Transfers to (from) separate account due or accrued, net	(332)	(314)
Asset valuation reserve	3,033	2,822
Reinsurance in unauthorized companies	54	66
Funds withheld from unauthorized reinsurers	276	310
Interest maintenance reserve	146	1,304
Net deferred tax liability	280	344
Derivatives	3,713	8,444
Payables for collateral on derivatives	4,545	1,361
Payables for securities	352	41
Funds held under coinsurance	9,505	9,523
Other general account obligations	1,378	1,685
Obligations related to separate accounts	128,196	161,855
Total liabilities	225,867	262,598

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2022 and 2021)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 shares issued and outstanding at December 31, 2022 and 2021)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	586	586
Unassigned surplus	7,033	6,602
Total capital and surplus	10,843	10,412
Total liabilities and capital and surplus	$236,710	$273,010

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2022	2021	2020
(in millions)

Premiums and other revenues:
Life, long-term care and annuity premiums, net	$13,992	$15,931	$11,667
Consideration for supplementary contracts with life contingencies	118	118	141
Net investment income	4,374	4,470	4,095
Amortization of interest maintenance reserve	107	146	149
Commissions and expense allowance on reinsurance ceded	(617)	542	593
Reserve adjustment on reinsurance ceded	(4,499)	(8,860)	(4,593)
Separate account administrative and contract fees	1,736	1,777	1,683
Other revenue (expense)	(344)	(30)	71
Total premiums and other revenues	14,867	14,094	13,806

Benefits paid or provided:
Death, surrender and other contract benefits, net	13,784	15,026	12,880
Annuity benefits	971	1,097	787
Disability and long-term care benefits	1,051	937	943
Interest and adjustments on policy or deposit-type funds	68	58	48
Payments on supplementary contracts with life contingencies	57	48	210
Increase (decrease) in life, annuity and long-term care reserves	(540)	1,208	2,297
Total benefits paid or provided	15,391	18,374	17,165

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,026	1,122	975
General expenses	1,001	1,161	972
Insurance taxes, licenses and fees	159	170	149
Net transfers to (from) separate accounts	(5,052)	(8,054)	(6,427)
Investment income ceded	1,190	489	2,664
Other (income) deductions	2	(1)	(264)
Total insurance expenses and other deductions	(1,674)	(5,113)	(1,931)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	1,150	833	(1,428)
Dividends to policyholders	59	76	92
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	1,091	757	(1,520)
Federal income tax expense (benefit)	(68)	(464)	(64)
Income (loss) from operations before net realized capital gains (losses)	1,159	1,221	(1,456)

Net realized capital gains (losses)	(394)	1,043	2,066
Net income (loss)	$765	$2,264	$610

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2020	$5	$3,219	$585	$4,667	$8,476
Net income (loss)				610	610
Change in net unrealized capital gains (losses)				683	683
Change in net deferred income tax				149	149
Decrease (increase) in non-admitted assets				(95)	(95)
Change in liability for reinsurance in unauthorized reinsurance				135	135
Change in reserve due to change in valuation basis				20	20
Decrease (increase) in asset valuation reserves				(90)	(90)
Dividend paid to parent				(975)	(975)
Change in surplus as a result of reinsurance				85	85
Other adjustments, net			-	10	10
Balances at December 31, 2020	5	3,219	585	5,199	9,008

Net income (loss)				2,264	2,264
Change in net unrealized capital gains (losses)				(11)	(11)
Change in net deferred income tax				(371)	(371)
Decrease (increase) in non-admitted assets				40	40
Change in liability for reinsurance in unauthorized reinsurance				(11)	(11)
Decrease (increase) in asset valuation reserves				66	66
Dividend paid to parent				(580)	(580)
Change in surplus as a result of reinsurance				(56)	(56)
Other adjustments, net			1	62	63
Balances at December 31, 2021	5	3,219	586	6,602	10,412

Net income (loss)				765	765
Change in net unrealized capital gains (losses)				99	99
Change in net deferred income tax				72	72
Decrease (increase) in non-admitted assets				(51)	(51)
Change in liability for reinsurance in unauthorized reinsurance				12	12
Decrease (increase) in asset valuation reserves				(211)	(211)
Dividend paid to parent				(580)	(580)
Change in surplus as a result of reinsurance				402	402
Other adjustments, net			-	(77)	(77)
Balances at December 31, 2022	$5	$3,219	$586	$7,033	$10,843

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2022	2021	2020
(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$16,558	$16,051	$14,021
Net investment income received	4,280	4,490	4,139
Separate account fees	1,736	1,777	1,683
Commissions and expenses allowance on reinsurance ceded	(215)	486	593
Miscellaneous income (loss)	(85)	109	304
Benefits and losses paid	(22,681)	(26,172)	(19,600)
Net transfers from (to) separate accounts	5,034	8,065	6,462
Commissions and expenses (paid) recovered	(3,414)	(2,660)	(4,808)
Dividends paid to policyholders	(82)	(107)	(120)
Federal and foreign income and capital gain taxes (paid) recovered	44	172	(479)
Net cash provided by (used in) operating activities	1,175	2,211	2,195
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	16,627	18,296	18,253
Stocks	216	142	203
Mortgage loans on real estate	1,278	1,176	919
Real estate	114	102	315
Other invested assets	1,024	2,393	1,054
Derivatives	-	879	1,969
Net gains (losses) on cash, cash equivalents and short term investments	-	(13)	18
Total investment proceeds	19,259	22,975	22,731

Cost of investments acquired:
Bonds	19,923	22,343	21,825
Stocks	148	128	118
Mortgage loans on real estate	882	1,125	830
Real estate	333	187	216
Other invested assets	2,033	2,266	1,307
Derivatives	960	-	-
Total cost of investments acquired	24,279	26,049	24,296
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	3,595	(787)	885
Net (increase) decrease in policy loans	(27)	28	123
Net cash provided by (used in) investment activities	(1,452)	(3,833)	(557)
Financing and miscellaneous activities
Borrowed funds	(16)	2	497
Net deposits (withdrawals) on deposit-type contracts	(81)	65	233
Dividend paid to Parent	(580)	(580)	(975)
Other cash provided (applied)	(177)	(349)	1,411
Net cash provided by (used in) financing and miscellaneous activities	(854)	(862)	1,166

Net increase (decrease) in cash, cash equivalents and short-term investments	(1,131)	(2,484)	2,804
Cash, cash equivalents and short-term investments at beginning of year	4,136	6,620	3,816
Cash, cash equivalents and short-term investments at end of year	$3,005	$4,136	$6,620

Non-cash activities during the year:
Bonds and Common stocks transfer of assets	$-	$120	$-
Mortgage loans transfer of assets	-	(87)	-
Other invested assets transfer of assets	-	(33)	-
Premium and other operating activity related to reinsurance transactions, net	-	-	2,166
Transfer of invested assets related to reinsurance and other affiliate transactions, net	-	-	(2,166)

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, and financial planners. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. The Company discontinued new sales of its individual long-term care product but maintains in-force retail and group long-term care business. The Company also discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”), as well as a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

The Company’s results and operations have been and may continue to be adversely impacted by COVID-19 and the economic environment. The adverse effects include but are not limited to recessionary economic trends in markets the Company operates in, significant market volatility, increase in credit risk, strain on commodity markets and alternative long duration asset (“ALDA”) prices, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and their duration contribute additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. Interest rate swaps and swaptions supporting our Variable Annuities dynamic hedging program are not in an accounting hedge relationship and any realized capital gains (losses) on these sold interest rate swaps and swaptions are not deferred to IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2022, 2021 and 2020, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2022 and 2021, the Company held reserves of $ 948 million and $ 989 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Reserves and assumptions for policies following Valuation Manual 20 (“VM-20”) or Valuation Manual 21 (“VM-21”) will be outlined in the Company’s principle-based reserving (“PBR”) Actuarial Report, following Valuation Manual 31 (“VM-31”).

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Reserving Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2022 and 2021. Reserves at December 31, 2022 and 2021 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•	Reserves for variable deferred annuity contracts are calculated in accordance with Valuation Manual 21 (“VM-21”).

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 13% and 13% of the Company’s aggregate reserve for life contracts at December 31, 2022 and 2021, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income; and (q) lease liabilities would be recognized for future cash flows of leases, with offsetting right of use assets.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2022 and 2021, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

During 2021, the NAIC Valuation of Securities Task Force (“VOSTF”) adopted changes to the Purposes and Procedures Manual of the NAIC Investment Analysis Office (“P&P Manual”) for real estate lease-backed securities, impacting the assets reclassified under the guidelines for ground lease financing transactions. As a result, the Company reclassified $87 million from mortgage loans and $33 million from other invested assets to bonds. The reclassifications had no material impact on the Company’s financial position, results of operations, financial statement disclosures and Risk-Based Capital.

Adoption of New Accounting Standards

INT 22-02: Third Quarter 2022 Reporting of the Inflation Reduction Act — Corporate Alternative Minimum Tax (“CAMT”) (“INT 22-02”) initially provided interpretive guidance for third quarter 2022 reporting purposes. In this statutory interpretation, a consensus was reached that a reasonable estimate for the tax calculations affected by the CAMT was not determinable for reporting in the third quarter 2022 statutory-basis financial statements. Because reasonable estimates were not determinable, reporting entities did not record the effect of the CAMT in their quarterly statement blank, but they were required to make certain disclosures regarding the CAMT and the Act. Statutory Accounting Principles Working Group (“SAPWG”) subsequently revised INT 22-02 to extend its applicability to year-end 2022 and first quarter 2023 statutory-basis financial statements, with an additional disclosure requirement related to a reporting entity’s status as an applicable corporation. The revised statutory interpretation also provides an exception such that updated estimates or tax calculations affected by the Act determined after the filing date of the relevant financial statements (i.e., annual or quarterly statement blank) would not be recognized as Type I subsequent events. This exception is intended to prevent a reporting entity from having to amend its audited statutory-basis financial statements for material Type I subsequent events resulting from updated information received after the filing date of the 2022 annual statement blank related to the accounting for the enactment of the Act. INT 22-02 will be automatically nullified on 15 June 2023.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In May 2022, the Group Capital Calculation (“GCC”) Working Group of the NAIC adopted the 2022 GCC Instructions and Template which will be used by a number of states for year-end 2022 filings. This comes after the NAIC had previously adopted the initial GCC Instructions and Template in November 2020 along with revisions to NAIC Model Law #440, Insurance Holding Company System Regulatory Act, and Model Law #450, the Insurance Holding Company System Model Regulation with Reporting Forms and Instructions. The amendments to the models provide legislative language for states use in enabling the GCC. The purpose of the calculation is to provide additional analytical information to the lead state supervisor in charge of a group. As a wholly owned subsidiary of MFC subject to the supervision of the group’s activities on a consolidated basis, including capital adequacy, by the Canadian Insurance Regulator, the Office of the Superintendent of Financial Institutions (“OSFI”), the Company is not subject to these new capital calculations.

In April 2022, the NAIC adopted non-substantive revisions to the Statement of Statutory Accounting Principles (“SSAP”) No. 43R, Loan-Backed and Structured Securities, to reflect updated NAIC designation/NAIC designation category guidance adopted by the Valuation of Securities (E) Task Force (“VOSTF”) in October 2021 to the Purposes and Procedures Manual of the NAIC Investment Analysis Office, for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The updated instructions designate that 1) modeled RMBS/CMBS tranches that do not have expected losses will be assigned an NAIC 1 Designation and a NAIC 1.A. Designation Category, and 2) financial modeling for “legacy” RMBS/CMBS securities (those that closed prior to January 1, 2013), shall continue to utilize the insurer’s carrying value for said modeling. Adoption of the new guidance happened in the ordinary course of the Company’ operations and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In April 2020, the NAIC adopted INT 20-1 Reference Rate Reform as an interpretation of statutory accounting guidance to incorporate the US GAAP guidance from ASU 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. The effective date of this guidance begins on March 12, 2020 and sunsets on Dec 31, 2022. The guidance provides limited period elective application of accounting relief (expedients) to address the direct effects from the reference rate reform on affected contracts and hedging relationships. The Company’s exposure to these changes is not significant and has not resulted in significant changes to the Company’s risk management strategies.

Effective January 1, 2020, NAIC Valuation Manual 21 (“VM-21”) – Requirements for Principle-Based Reserves for Variable Annuities was adopted as the new statutory reserving standard replacing Actuarial Guideline 43 (“AG43”) – Commissioners Annuity Reserve Valuation Method (“CARVM”) for Variable Annuities. The requirement is applicable to all variable annuity business in force. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 - Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance was effective beginning January 1, 2020. The Company has not elected hedge accounting under SSAP 108.

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative. The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions. On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and Credit for Reinsurance Model Regulation (#786), which implement the reinsurance collateral provisions of the Covered Agreements with the European Union (EU) and the United Kingdom (UK). These revisions create a new type of jurisdiction, which is called a Reciprocal Jurisdiction and eliminate reinsurance collateral requirements and local presence requirements for EU and UK reinsurers that maintain a minimum amount of own-funds equivalent to $250 million and a solvency capital requirement (SCR) of 100% under Solvency II. The revisions also provide Reciprocal Jurisdiction status for accredited U.S. jurisdictions and Qualified Jurisdictions if they meet certain requirements in the credit for reinsurance models. U.S. states must adopt these revisions prior to September 1, 2022 or face potential federal preemption by the Federal Insurance Office. To avoid preemption, the laws must be enacted prior to September 1, 2022, and must adhere exactly to the models as they have been adopted by the NAIC. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement. The State of Michigan enacted #785 legislation in 2021 and adopted #786 legislation effective May 18, 2021. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the NAIC Valuation Manual – 20 (“VM-20”). Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies were allowed to defer adoption for three years until January 1, 2020. The Company had adopted VM-20 for certain products launched in 2018 and 2019. As of January 1, 2020, VM-20 was implemented for all new life insurance contracts. Adoption of VM-20 is on a prospective basis, therefore, there is no impact to surplus upon adoption.

Future Adoption of New Accounting Standards

In December 2022, the NAIC introduced a new SAP concept for discussion to assess current guidance for disallowed negative Interest Maintenance Reserve (“IMR”). The concept would amend SSAP No. 7 – Asset Valuation Reserve and Interest Maintenance Reserve to treat negative IMR as admissible with potential guardrails to preserve surplus. The Company is monitoring this exposure and assessing the potential impact on the Company’s financial position, results of operations, and financial statement disclosures.

On August 10, 2022, the NAIC adopted the amendments to SSAP No. 86, Derivatives, after interested parties submitted comments in favor of them. This adoption created Exhibit A, which accepts U.S. GAAP guidance with modifications for assessing hedge efficacy, and SSAP No. 86, which contains measurement technique instructions for excluded components. These changes authorized early adoption and January 1, 2023 implementation. The NAIC required an empty proposal in Schedule DB reporting fields and templates to record new disclosures for prohibited components and the action to adopt. Investment schedule and disclosure standards will change by 2023. This will be adopted by the Company in 2023 and is not expected to have a material impact on the financial statements.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2022, 2021 and 2020.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2022:
U.S. government and agencies	$2,606	$1	$(512)	$2,095
States and political subdivisions	3,635	57	(347)	3,345
Foreign governments	2,783	160	(68)	2,875
Corporate bonds	41,118	280	(5,015)	36,383
Mortgage-backed and asset-backed securities	5,911	31	(579)	5,363

Total bonds	$56,053	$529	$(6,521)	$50,061

December 31, 2021:
U.S. government and agencies	$3,765	$210	$(71)	$3,904
States and political subdivisions	3,337	703	(9)	4,031
Foreign governments	2,699	65	(5)	2,759
Corporate bonds	37,476	4,929	(127)	42,278
Mortgage-backed and asset-backed securities	5,993	768	(15)	6,746

Total bonds	$53,270	$6,675	$(227)	$59,718

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2022, by contractual maturity, is as follows:

	Carrying Value	Fair Value

(in millions)
Due in one year or less	$1,078	$1,077
Due after one year through five years	6,758	6,486
Due after five years through ten years	12,102	11,002
Due after ten years	30,204	26,133
Mortgage-backed and asset-backed securities	5,911	5,363

Total	$56,053	$50,061

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2022	2021

(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$2,956	$442
Bonds and cash pledged in support of exchange-traded futures	155	408
Bonds and cash pledged in support of cleared interest rate swaps	680	931

Total fair value	$3,791	$1,781

At carrying value:
Bonds on deposit with government authorities	$14	$14
Bonds held in trust	92	92
Pledged collateral under reinsurance agreements	3,842	2,974

Total carrying value	$3,948	$3,080

At December 31, 2022 and 2021, the Company held below investment grade corporate bonds of $2,902 million and $2,737 million, with an aggregate fair value of $2,762 million and $2,944 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP for loan-backed and structured securities:

Year Ended December 31, 2022

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

Year Ended December 31, 2021
CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2022:
U.S. government and agencies	$1,936	$(423)	$138	$(89)	$2,074	$(512)
States and political subdivisions	1,922	(256)	271	(91)	2,193	(347)
Foreign governments	277	(28)	143	(40)	420	(68)
Corporate bonds	27,525	(3,913)	3,948	(1,102)	31,473	(5,015)
Mortgage-backed and asset-backed securities	4,223	(468)	256	(111)	4,479	(579)

Total	$35,883	$(5,088)	$4,756	$(1,433)	$40,639	$(6,521)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2021:
U.S. government and agencies	$109	$(1)	$588	$(70)	$697	$(71)
States and political subdivisions	297	(6)	51	(3)	348	(9)
Foreign governments	121	(3)	56	(2)	177	(5)
Corporate bonds	4,829	(106)	404	(21)	5,233	(127)
Mortgage-backed and asset-backed securities	337	(15)	6	-	343	(15)

Total	$5,693	$(131)	$1,105	$(96)	$6,798	$(227)

At December 31, 2022 and 2021, there were 2,816 and 510 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $100 million and $70 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2022, 2021 and 2020, realized capital losses include $0 million, $10 million, and $112 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 0, 14, and 52 securities, respectively.

The total recorded investment in restructured corporate bonds at December 31, 2022, 2021 and 2020 was $28 million, $29 million, and $0 million, respectively. There were 1, 1, and 0 restructured corporate bonds for which an impairment was recognized during 2022, 2021 and 2020, respectively. The Company accrues interest income on impaired securities to the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2022	2021	2020

(in millions)
Proceeds	$14,747	$15,525	$16,955
Realized gross gains	16	153	625
Realized gross losses	(563)	(218)	(67)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2022 and 2021.

Affiliate Transactions

In 2022, the Company sold certain bonds to an affiliate, Manulife Reinsurance Bermuda Limited, (“MRBL”). These bonds had a book value of $128 million and fair value of $136 million. The Company recognized $8 million in pre-tax realized gains before transfer to the IMR.

In 2022, the Company acquired at fair value, certain bonds from an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), for $408 million.

In 2022, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $161 million.

In 2022, the Company acquired at fair value, bonds from an affiliate, MRBL, for $56 million.

In 2022, the Company acquired at fair value, bonds from an affiliate, JHLH, for $123 million.

In 2022, the Company acquired at fair value, bonds from an affiliate, John Hancock Funding Company LLC, (“JHFLLC”), for $6 million.

In 2021, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $70 million and fair value of $72 million. The Company recognized $2 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $256 million and fair value of $263 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, JHFLLC. These bonds had a book value of $18 million and fair value of $33 million. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $97 million and fair value of $96 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $214 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $299 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHFLLC, for $17 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $243 million.

In 2020, the Company sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $178 million and fair value of $206 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2020, the Company sold certain bonds to an affiliate, JHFLLC. These bonds had a book value of $99 million and fair value of $98 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $304 million.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $76 million.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $65 million.

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2022:
Preferred stocks:
Nonaffiliated	$32	$11	$-	$43
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	705	319	(30)	994
Affiliates*	1,589	1,589	-	3,178

Total stocks	$2,326	$1,919	$(30)	$4,215

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2021:
Preferred stocks:
Nonaffiliated	$20	$11	$-	$31
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	724	560	(23)	1,261
Affiliates*	1,589	1,597	-	3,186

Total stocks	$2,333	$2,168	$(23)	$4,478

* Affiliates - fair value represents the carrying value

At December 31, 2022 and 2021, there were 140 and 53 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $6 million and $10 million at December 31, 2022 and 2021, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2022, 2021 and 2020, realized capital losses include $25 million, $2 million, and $18 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 96, 25, and 144 securities, respectively. These are primarily made up of impairments on public and private common stocks.

Mortgage Loans on Real Estate

At December 31, 2022 and 2021, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2022:

Property Type	Carrying Value
(in millions)
Apartments	$3,051
Industrial	884
Office buildings	2,763
Retail	2,802
Agricultural	-
Agribusiness	262
Mixed use	6
Other	1,271
Allowance	(6)

Total mortgage loans on real estate	$11,033

December 31, 2021:

Property Type	Carrying Value
(in millions)
Apartments	$3,256
Industrial	836
Office buildings	2,720
Retail	3,013
Agricultural	-
Agribusiness	188
Mixed use	6
Other	1,417
Allowance	(6)

Total mortgage loans on real estate	$11,430

Geographic Concentration	Carrying Value
(in millions)
East North Central	$1,044
East South Central	191
Middle Atlantic	1,941
Mountain	743
New England	565
Pacific	3,585
South Atlantic	1,870
West North Central	337
West South Central	763
Canada / Other	-
Allowance	(6)

Total mortgage loans on real estate	$11,033

Geographic Concentration	Carrying Value
(in millions)
East North Central	$1,146
East South Central	182
Middle Atlantic	1,980
Mountain	755
New England	613
Pacific	3,590
South Atlantic	2,050
West North Central	335
West South Central	781
Canada / Other	4
Allowance	(6)

Total mortgage loans on real estate	$11,430

At December 31, 2022, the aggregate mortgages outstanding to any one borrower do not exceed $463 million.

During 2022, the respective maximum and minimum lending rates for mortgage loans issued were 0.00% and 0.00% for agricultural loans and 7.35% and 2.63% for commercial loans. The Company issued no purchase money mortgages in 2022 and 2021. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

million, $0 million, and $0 million at December 31, 2022, 2021 and 2020, respectively. The average recorded investment in impaired loans was $46 million, $29 million, and $10 million at December 31, 2022, 2021 and 2020, respectively. The Company recognized $1 million, $0 million, and $1 million of interest income during the period the loans were impaired for the years ended December 31, 2022, 2021 and 2020, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total

(in millions)
December 31, 2022:
Recorded Investment
Current	$262	$-	$10,612	$165	$11,039
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-
December 31, 2021:
Recorded Investment
Current	$281	$-	$10,988	$167	$11,436
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2022 and 2021. The Company was not a participant or co-lender in a mortgage loan agreement in 2022 and 2021.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2022	2021

(in millions)
AAA	$271	$319
AA	3,034	2,896
A	4,812	5,202
BBB	2,672	2,710
BB	221	275
B and lower and unrated	23	28

Total	$11,033	$11,430

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,

	2022	2021

(in millions)
Properties occupied by the company	$200	$198
Properties held for the production of income	5,460	5,257
Properties held for sale	-	-
Less accumulated depreciation	(1,256)	(1,181)

Total	$4,404	$4,274

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2022, 2021 and 2020, respectively.

On December 3, 2020, the Company sold real estate previously classified as properties occupied by the Company. The real estate property had a book value of $13 million and fair value of $177 million which resulted in pre-tax realized gains to operations of $164 million.

Affiliate Transactions

On June 30, 2020, the Company committed to invest $100 million into Hancock U.S Real Estate Fund, L.P. (“HUSREF”). The Company funded $40 million and $60 million of the commitment during the years ended December 31, 2021 and 2020, respectively. The commitment is fully funded with no additional capital required.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2022 and 2021.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $28 million, $31 million, and $21 million of impairments on partnerships and LLCs during the years ended December 31, 2022, 2021 and 2020, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2022, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $237 million.

In 2021, the Company acquired at fair value, other invested assets from an affiliate, JHFLLC, for $47 million.

In 2020, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $55 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2022 or 2021.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (“LTV”), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2022 and 2021, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2022 and 2021.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2022 or 2021.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2022	2021	2020

(in millions)
Income:
Bonds	$2,284	$2,171	$2,135
Preferred stocks	-	-	-
Common stocks	115	15	17
Mortgage loans on real estate	495	540	566
Real estate	485	459	461
Policy loans	166	170	177
Cash, cash equivalents and short-term investments	25	7	20
Other invested assets	1,020	1,032	783
Derivatives	440	655	493
Other income	(63)	(12)	7

Total investment income	4,967	5,037	4,659
Expenses
Investment expenses	(397)	(365)	(372)
Investment taxes, licenses and fees, excluding federal income taxes	(54)	(54)	(55)
Investment interest expense	(46)	(41)	(44)
Depreciation on real estate and other invested assets	(96)	(107)	(93)

Total investment expenses	(593)	(567)	(564)

Net investment income	$4,374	$4,470	$4,095

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2022	2021	2020

(in millions)
Realized capital gains (losses)	$(1,485)	$916	$3,010
Less amount transferred to the IMR (net of related tax benefit (expense) of $279 in 2022, $87 in 2021, and $(174) in 2020)	(1,051)	(328)	653

Realized capital gains (losses) before tax	(434)	1,244	2,357
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	(40)	201	291

Net realized capital gains (losses)	$(394)	$1,043	$2,066

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes and are both OTC bilateral and Cleared OTC. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and interest rate treasury locks in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2022

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,148	$-	$-	$39	$31
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	3,575	-	-	48	294
	Foreign currency swaps	318	45	-	38	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	3,546	-	-	-	828
	Equity total return swaps	54	-	-	1	-

Total Derivatives in Effective Hedge Accounting Relationships		$8,641	$45	$-	$126	$1,153

Other Hedging Relationships
	Interest rate swaps	$99,848	$7,819	$2,128	$7,819	$2,128
	Interest rate treasury locks	6,865	5	1,291	5	1,291

	Interest rate options	2,533	27	-	27	-
	Interest rate futures	1,237	-	-	-	-
	Foreign currency swaps	1,391	242	151	242	151
	Foreign currency forwards	1,372	1	29	1	29
	Foreign currency futures	1,794	-	-	-	-
	Equity total return swaps	126	11	-	11	-
	Equity index options	5,753	6	114	6	114
	Equity index futures	1,916	-	-	-	-

Total Derivatives in Other Hedging Relationships		$122,835	$8,111	$3,713	$8,111	$3,713

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$3	$843
	Treasury locks	725	-	-	-	51

Total Derivatives in Replication Synthetic Asset Transactions		$5,001	$-	$-	$3	$894

Total Derivatives		$136,477	$8,156	$3,713	$8,240	$5,760

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		December 31, 2021

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,003	$-	$-	$152	$148
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	4,258	-	-	332	230
	Foreign currency swaps	319	26	-	38	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	3,914	-	-	294	77
	Equity total return swaps	46	-	-	4	-

Total Derivatives in Effective Hedge Accounting Relationships		$9,540	$26	$-	$820	$455

Other Hedging Relationships
	Interest rate swaps	$122,686	$10,409	$7,947	$10,409	$7,947
	Interest rate treasury locks	11,051	1,267	177	1,267	177
	Interest rate options	6,427	334	-	334	-
	Interest rate futures	7,718	-	-	-	-
	Foreign currency swaps	1,409	374	302	374	302
	Foreign currency forwards	1,509	3	17	3	17
	Foreign currency futures	654	-	-	-	-
	Equity total return swaps	165	23	-	23	-
	Equity index options	7,843	700	1	700	1
	Equity index futures	4,906	-	-	-	-

Total Derivatives in Other Hedging Relationships		$164,368	$13,110	$8,444	$13,110	$8,444

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$398	$15
	Treasury locks	5	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$4,281	$-	$-	$398	$15

Total Derivatives		$178,189	$13,136	$8,444	$14,328	$8,914

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2022, 2021 and 2020, respectively, the Company recorded unrealized gains (losses) of ($44) million, $283 million, and $376 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the year ended December 31, 2022, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 24 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges) or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk and total return swap agreements to manage equity risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors. The Company’s variable annuity dynamic hedging program ceased as of February 1, 2022.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2022, 2021 and 2020 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,

	2022	2021	2020

(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$2,657	$(878)	$19
Interest rate treasury locks	(2,378)	(861)	836
Interest rate options	(136)	(101)	204
Interest rate futures	4	80	92
Foreign currency swaps	(10)	6	7
Foreign currency forwards	(15)	(37)	16
Foreign currency futures	(13)	5	(3)
Equity total return swaps	(3)	11	(4)
Equity index options	(522)	218	122
Equity index futures	115	(18)	(48)

Total net unrealized capital gain (loss)	$(301)	$(1,575)	$1,241

Net realized capital gain (loss):
Interest rate swaps	$(470)	$1,441	$19
Interest rate treasury locks	(197)	94	1,240
Interest rate options	(43)	(19)	(3)
Interest rate futures	(551)	(677)	723
Foreign currency swaps	2	1	4
Foreign currency forwards	9	53	(17)
Foreign currency futures	(4)	43	(40)
Equity total return swaps	2	(18)	6
Equity index options	206	220	76
Equity index futures	57	(957)	(238)

Total net realized capital gain (loss)	$(989)	$181	$1,770

Total gain (loss) from derivatives in other hedging relationships	$(1,290)	$(1,394)	$3,011

The table above does not include unrealized gains (losses) of $(9) million, $14 million, ($2) million and realized gains (losses) of $22 million, ($3) million and $0 million for the years ended December 31, 2022, 2021 and 2020, respectively.    These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of ($796) million, ($351) million, and $144 million (including ($820) million, ($421) million, and $31 million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2022, 2021 and 2020, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2022 and 2021, the Company accepted collateral consisting of cash of $4,545 million and $1,361 million, and various securities with a fair value of $423 million and $4,449 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2023	$ 241
2024	3
2025	-
2026	-
Thereafter	-

Total Future Settled Premiums	$ 244

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
(in millions)
Prior Year	$182	$111	$292
Current Year	$244	$(109)	$129

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which is recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2022 and 2021, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $150 million and $298 million, respectively.

The Company has entered into equity total return swap agreements with MLI which is recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2022 and 2021, the equity total return swap agreements with MLI had a fair value of $12 million and $25 million.

The Company has entered into a foreign currency forward agreement with John Hancock Funding Company, LLC (“JHF LLC”), which is recorded at fair value. JHF LLC utilizes the foreign currency forward to hedge currency exposure on a non-functional currency asset. The Company has also entered into a foreign currency forward with an external counterparty, which offsets the foreign currency forward agreement with JHF LLC. As of December 31, 2022 and 2021, the foreign currency forwards with JHF LLC and the external counterparty had offsetting fair values of $0 million and $1 million.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets and liabilities.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2022

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$17	$17	$-	$-	$17	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	17	17	-	-	17	-
Preferred stocks:
Industrial and misc	22	22	-	-	22	-

Total preferred stocks	22	22	-	-	22	-
Common stocks:
Industrial and misc	994	994	866	-	128	-

Total common stocks	994	994	866	-	128	-
Derivatives:
Interest rate swaps	7,819	7,819	-	7,819	-	-
Interest rate treasury locks	5	5	-	-	5	-
Interest rate options	27	27	-	-	27	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	242	242	-	242	-	-
Foreign currency forwards	1	1	-	1	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	11	11	-	11	-	-
Equity index options	6	6	-	6	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	8,111	8,111	-	8,079	32	-
Assets held in separate accounts	128,196	128,196	125,058	1,751	1,387	-

Total assets	$137,340	$137,340	$125,924	$9,830	$1,586	$-

Liabilities:
Derivatives:
Interest rate swaps	$2,128	$2,128	$-	$2,128	$-	$-
Interest rate treasury locks	1,291	1,291	-	233	1,058	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	151	151	-	151	-	-
Foreign currency forwards	29	29	-	29	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	114	114	-	112	2	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	3,713	3,713	-	2,653	1,060	-
Liabilities held in separate accounts	128,196	128,196	125,058	1,751	1,387	-

Total liabilities	$131,909	$131,909	$125,058	$4,404	$2,447	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2021

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	7	7	-	-	7	-

Total preferred stocks	7	7	-	-	7	-
Common stocks:
Industrial and misc	1,261	1,261	1,177	-	84	-

Total common stocks	1,261	1,261	1,177	-	84	-
Derivatives:
Interest rate swaps	10,409	10,409	-	10,409	-	-
Interest rate treasury locks	1,267	1,267	-	120	1,147	-
Interest rate options	334	334	-	60	274	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	374	374	-	374	-	-
Foreign currency forwards	3	3	-	3	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	23	23	-	-	23	-
Equity index options	700	700	-	700	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	13,110	13,110	-	11,666	1,444	-
Assets held in separate accounts	161,855	161,855	157,498	2,537	1,820	-

Total assets	$176,233	$176,233	$158,675	$14,203	$3,355	$-

Liabilities:
Derivatives:
Interest rate swaps	$7,947	$7,947	$-	$7,947	$-	$-
Interest rate treasury locks	177	177	-	11	166	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	302	302	-	302	-	-
Foreign currency forwards	17	17	-	17	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	8,444	8,444	-	8,278	166	-
Liabilities held in separate accounts	161,855	161,855	157,498	2,537	1,820	-

Total liabilities	$170,299	$170,299	$157,498	$10,815	$1,986	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2022

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$56,036	$47,274	$286	$44,048	$2,940
Preferred stocks	21	24	-	-	24
Mortgage loans on real estate	11,033	10,124	-	-	10,124
Cash, cash equivalents and short term investments	3,005	3,005	2,006	999	-
Policy loans	2,764	2,764	-	2,764	-
Derivatives in effective hedge accounting and RSAT relationships	45	129	-	129	-

Total assets	$72,904	$63,320	$2,292	$47,940	$13,088

Liabilities:
Consumer notes	$125	$133	$-	$-	$133
Borrowed money	500	500	-	500	-
Policy reserves	1,046	1,033	-	-	1,033
Policyholders’ and beneficiaries’ funds	1,070	1,237	-	1,237	-
Derivatives in effective hedge accounting and RSAT relationships	-	2,047	-	1,229	818

Total liabilities	$2,741	$4,950	$-	$2,966	$1,984

	December 31, 2021

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$53,270	$57,139	$77	$55,235	$1,827
Preferred stocks	24	24	-	-	24
Mortgage loans on real estate	11,430	12,548	-	-	12,548
Cash, cash equivalents and short term investments	4,136	4,136	2,088	2,048	-
Policy loans	2,737	2,737	-	2,737	-
Derivatives in effective hedge accounting and RSAT relationships	26	1,218	-	966	252

Total assets	$71,623	$77,802	$2,165	$60,986	$14,651

Liabilities:
Consumer notes	$138	$165	$-	$-	$165
Borrowed money	500	500	-	500	-
Policy reserves	1,101	1,100	-	-	1,100
Policyholders’ and beneficiaries’ funds	975	1,138	-	1,138	-
Derivatives in effective hedge accounting and RSAT relationships	-	470	-	393	77

Total liabilities	$2,714	$3,373	$-	$2,031	$1,342

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,787 million and $2,579 million at December 31, 2022 and 2021, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2022, 2021 and 2020, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2022	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2022
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$17	$-	$17
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	17	-	17
Preferred stocks:
Industrial and misc	7	-	-	-	15	-	-	-	-	-	22
Total preferred stocks	7	-	-	-	15	-	-	-	-	-	22
Common stocks:
Industrial and misc	84	2	11	-	34	-	(3)	-	-	-	128
Total common stocks	84	2	11	-	34	-	(3)	-	-	-	128
Net derivatives	1,278	(545)	(1,996)	-	(81)	-	-	500	-	(184)	(1,028)
Separate account assets/liabilities	1,820	312	-	-	20	-	(764)	-	-	(1)	1,387

Total	$3,189	$(231)	$(1,985)	$-	$(12)	$-	$(767)	$500	$17	$(185)	$526

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2021	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2021
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$16	$1	$-	$-	$-	$-	$(1)	$-	$-	$(16)	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	16	1	-	-	-	-	(1)	-	-	(16)	-
Preferred stocks:
Industrial and misc	16	(3)	-	-	4	-	(10)	-	-	-	7
Total preferred stocks	16	(3)	-	-	4	-	(10)	-	-	-	7
Common stocks:
Industrial and misc	88	5	(3)	-	1	-	(7)	-	-	-	84
Total common stocks	88	5	(3)	-	1	-	(7)	-	-	-	84
Net derivatives	2,210	132	(779)	-	-	-	-	(136)	-	(149)	1,278
Separate account assets/liabilities	1,786	135	-	-	23	-	(124)	-	-	-	1,820

Total	$4,116	$270	$(782)	$-	$28	$-	$(142)	$(136)	$-	$(165)	$3,189

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2020	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2020
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$5	$-	$-	$-	$12	$-	$(1)	$-	$-	$-	$16
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	5	-	-	-	12	-	(1)	-	-	-	16
Preferred stocks:
Industrial and misc	3	-	-	-	13	-	-	-	-	-	16
Total preferred stocks	3	-	-	-	13	-	-	-	-	-	16
Common stocks:
Industrial and misc	89	2	2	-	2	-	(7)	-	-	-	88
Total common stocks	89	2	2	-	2	-	(7)	-	-	-	88
Net derivatives	1,046	889	1,140	-	-	-	-	(889)	-	24	2,210
Separate account assets/liabilities	1,816	64	-	-	25	-	(119)	-	-	-	1,786

Total	$2,959	$955	$1,142	$-	$52	$-	$(127)	$(889)	$-	$24	$4,116

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums earned
Direct	$ 20,631	$ 21,413	$ 18,998
Assumed	459	487	522
Ceded	(7,098)	(5,969)	(7,853)
Net	$ 13,992	$ 15,931	$ 11,667

Benefits to policyholders ceded	$ (13,473)	$ (15,679)	$ (14,395)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2022, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2022, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2022, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $7,332 million.

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded	$(174)	$(184)	$(208)
Premiums assumed	69	74	83
Benefits ceded	(583)	(602)	(629)
Benefits assumed	233	241	252
Other reinsurance receivable (payable)	4	21	(1)
Funds held by or deposited with reinsured companies	2,601	2,741	2,885

The John Hancock Life Insurance Company (“JHLICO”) closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreements:

	Year ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded, net	$-	$-	$-
Benefits ceded, net	(531)	(329)	(536)
Other reinsurance receivable	107	69	69
Other amounts payable on reinsurance	-	-	-
Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% QS of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% QS. Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded, net	$-	$-	$-
Benefits ceded, net	(410)	(440)	(455)
Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	40	42	50
Other amounts payable on reinsurance	-	-	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Global Atlantic Financial Group Limited (“Global Atlantic”) Agreements:

	Year ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded, net	$-	$-	$(2,438)
Benefits ceded, net	(27)	(29)	(8)
Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	2	4	2
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2020, the Company entered into two agreements to reinsure a block of legacy bank-owned life insurance (“BOLI”) contracts with subsidiaries of the Global Atlantic Financial Group Ltd, a subsidiary of KKR & Co. Inc. The first agreement is a monthly renewable term agreement with Global Atlantic Assurance Limited, domesticated in Bermuda, and the other agreement is a 100% coinsurance arrangement with Commonwealth Annuity & Life Insurance Company, licensed in Michigan. Under the terms of both agreements, the Company will maintain responsibility for servicing the policies. Under the coinsurance arrangement, the transaction was structured such that the Company transferred the policy liabilities of $2,101 million and related invested assets of $2,410 million. The Company incurred a pre-tax gain of $174 million net of realized capital gains, including a ceding commission received of $179 million, and an increase in statutory surplus of $138 million, net of tax, which was deferred and will be amortized over a period of approximately twenty years.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Venerable Holdings (“Venerable”) Agreements:

Year ended
December 31,
2022
(in millions)
Premiums ceded, net	$(21,426)
Benefits ceded, net	(1,587)
Other reinsurance receivable	-
Other amounts payable on reinsurance	9

On November 15, 2021, the Company entered into a Principal Transaction Agreement with Venerable to cede 100% QS of a block of the Company’s legacy U.S. variable annuity (“VA”) policies. Under the terms of the transaction, the Company will retain responsibility for the maintenance of the policies with no intended impact to VA policyholders. The transaction was structured as coinsurance for the general fund liabilities and modified coinsurance for the separate account liabilities. The Company transferred policy liabilities of $1,636 million and cash paid of $997 million. The Company recorded a pre-tax gain of $638 million and an increase of $504 million to statutory surplus which was deferred and will be amortized over a period of approximately twenty years. The transaction was effective on February 1, 2022.

As of December 31, 2022, the Company recorded $30 million additional payment to Venerable pursuant to an amendment of the Principal Transaction Agreement resulting in a decrease to the initial deferred gain reported in statutory surplus.

In conjunction with the Venerable agreement, the existing modified coinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force was partially recaptured. The partial recapture resulted in a pre-tax loss of $237 million including recapture fee and a decrease of surplus of $187 million net of tax. The partial recapture was necessary to complete the Venerable agreement because the recaptured policies are the same policies at risk under the Venerable agreement. The recapture was effective on February 1, 2022.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. At the end of 2020, the Company recorded an increase in pre-tax income of $30 million comprised of a cash payment and an increase in surplus of approximately $117 million related to the reversal of certain provisions previously established for the term coinsurance business novated to Hannover Life. During December 2021, the Company collected $7 million from Hannover Life as settlement for the 2020 net claims recoverable balance. As of December 31, 2022, the Company has established full provisions to offset the reserve credit and net reinsurance receivables for policies not novated to Hannover Life.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded, net	$(113)	$(122)	$(138)
Benefits ceded, net	(581)	(374)	(439)
Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	65	56	59
Other amounts payable on reinsurance	-	8	6
Treaty settlement received (paid)	70	136	171

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded	$(480)	$(487)	$(482)
Benefits ceded	(713)	(670)	(638)
Other reinsurance receivable	4	12	8
Other amounts payable on reinsurance	23	-	-
Funds held under coinsurance	9,138	9,145	8,628
Treaty settlement received (paid)	(182)	50	27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $10,094 million and $9,876 million at December 31, 2022 and 2021, respectively. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long term care liabilities was $9,138 million and $9,145 million at December 31, 2022 and 2021, respectively.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded	$17,053	$(2,865)	$(2,797)
Benefits ceded	(6,736)	(10,752)	(8,739)
Other reinsurance receivable	37	121	59
Other amounts payable on reinsurance	214	246	287
Funds withheld from unauthorized reinsurers	276	310	167
Funds held under coinsurance	-	24	-
Treaty settlement received (paid)	(264)	(315)	867

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations. Effective February 1, 2022 in conjunction with the Venerable agreement this treaty was partially recaptured.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $21 million and $693 million as a coinsurance reserve and JHUSA holds $143 million and $1,305 million as a modified coinsurance reserve at December 31, 2022 and 2021, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to VM-21. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $8 million and $98 million at December 31, 2022 and 2021, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions are structured such that the Company transferred policy liabilities and the increase in surplus net of tax was deferred and will be amortized over a period of approximately 20 years.

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table above includes the 2022 and 2021 activity in MRBL related to universal life policies from Manulife Reinsurance Limited (“MRL”) that were novated to MRBL in 2020.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MRL:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded	$-	$-	$30
Benefits ceded	-	-	(579)
Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	-	-	-
Funds withheld from unauthorized reinsurers	-	-	-
Treaty settlement received (paid)	-	-	(23)

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further universal life and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure. Effective December 31, 2020, the Company novated universal life policies from MRL to MRBL. The above table includes the 2020 activity with MRL, prior to the novation.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHLH:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded	$(27)	$(29)	$(28)
Premiums assumed	-	-	-
Benefits ceded	(28)	(24)	(26)
Benefits assumed	17	25	23

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	4	6	6
Funds held under coinsurance	-	-	-
Treaty settlement received (paid)	(13)	(26)	(20)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On October 1, 2009, the assets supporting individual and group long-term care policyholders who reside in the state of New York (“NY business”) were transferred from the Company to JHLH. The NY business related to individual long-term care was transferred from the Company to JHLH under an assumption reinsurance agreement. The NY business related to group long-term care was transferred from the Company to JHLH under a coinsurance agreement.

On January 1, 2010, the assets supporting certain discontinued life business in the state of New York were transferred from the Company to JHLH under a coinsurance agreement.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Years ended December 31,
	2022	2021	2020
(in millions)
Premiums ceded	$(118)	$(144)	$(161)
Premiums assumed	-	-	-
Benefits ceded	(35)	(57)	(44)
Benefits assumed	-	-	-
Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	39	6	9
Funds held under coinsurance	367	354	276
Treaty settlement received (paid)	(78)	(20)	(63)

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

In 2022 and 2021, the Company did not commute any material ceded reinsurance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) (“DTA”/”DTL”) are as follows:

	December 31, 2022
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,846	$81	$1,927
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,725	81	1,806
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,725	81	1,806
(f) Deferred tax liabilities	2,007	79	2,086
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(282)	$2	$(280)

	December 31, 2021
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,705	$69	$1,774
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,584	69	1,653
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,584	69	1,653
(f) Deferred tax liabilities	1,854	143	1,997
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(270)	$(74)	$(344)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$141	$12	$153
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	141	12	153
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	141	12	153
(f) Deferred tax liabilities	153	(64)	89
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(12)	$76	$64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million and $121 million for the years ended December 31, 2022 and 2021, respectively. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not begin to expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2022
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$2	$2

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	366	-	366
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	366	-	366
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,625	-	1,625
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,359	79	1,438
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,725	$81	$1,806

	December 31, 2021
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$59	$59

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	350	-	350
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	350	-	350
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,561	-	1,561
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,234	10	1,244
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,584	$69	$1,653

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(7)	(8)	(9)
	(Col 1 -4)	(Col 2 -5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$(57)	$(57)

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	16	-	16
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	16	-	16
2. Adjusted gross deferred tax assets allowed per limitation threshold.	64	-	64
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	125	69	194
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$141	$12	$153

	2022	2021
(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	855%	882%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$10,832	$10,404

Impact of tax planning strategies is as follows:

	December 31, 2022
	(1)	(2)
	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,725	$81
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	2%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,725	$81
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	2%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2021
	(3)	(4)

	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,584	$69
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,584	$69
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$141	$12
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	2%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$141	$12
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	2%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2022	2021	Change
(in millions)

1. Current income tax
(a) Federal	$(68)	$(464)	$ 396
(b) Foreign	-	-	-
(c) Subtotal	(68)	(464)	396
(d) Federal income tax expense (benefit) on net capital gains	(40)	201	(241)
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-
(g) Federal and foreign income taxes incurred	$(108)	$(263)	$ 155

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,

	(1)	(2)	(3)
			(Col 1 -2)
	2022	2021	Change

(in millions)

2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	712	703	9
(4) Investments	93	98	(5)
(5) Deferred acquisition costs	596	540	56
(6) Policyholder dividends accrual	41	44	(3)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	71	75	(4)
(9) Pension accrual	22	26	(4)
(10) Receivables - nonadmitted	54	58	(4)
(11) Net operating loss carryforward	50	-	50
(12) Tax credit carry-forward	182	122	60
(13) Other (including items <5% of total ordinary tax assets)	25	39	(14)

(99) Subtotal	$1,846	$1,705	$141

(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,725	$1,584	$141

(e) Capital:
(1) Investments	$81	$69	$12
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$81	$69	$12

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$81	$69	$12
(i) Admitted deferred tax assets (2(d)+2(h))	$1,806	$1,653	$153

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,827	$1,595	$232
(2) Fixed assets	16	22	(6)
(3) Deferred and uncollected premium	7	7	-
(4) Policyholder reserves	138	187	(49)
(5) Other (including items <5% of total ordinary tax liabilities)	19	43	(24)

(99) Subtotal	$2,007	$1,854	$153
(b) Capital:
(1) Investments	$79	$143	$(64)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$79	$143	$(64)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$2,086	$1,997	$89

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(280)	$(344)	$64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The change in net deferred income taxes is comprised of the following:

	December 31,

	2022	2021	Change

(in millions)

Total deferred tax assets	$1,806	$1,653	$153
Total deferred tax liabilities	2,086	1,997	89

Net deferred tax assets (liabilities)	$(280)	$(344)	$64

Tax effect of unrealized gains and losses			(13)
Tax effect of unrealized foreign exchange gains (losses)			5
Other

Change in net deferred income taxes			$72

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,

	2022	2021	2020

(in millions)

Ordinary provisions computed at statutory rate	$18	$183	$67
Net realized capital gains (losses) before IMR at statutory rate	(101)	168	246
Reinsurance	87	(14)	47
Tax-exempt income	24	(16)	(18)
Nondeductible expenses	2	2	3
Foreign tax expense gross up	6	5	5
Amortization of IMR	(22)	(31)	(87)
Tax recorded in surplus	(22)	7	(11)
Dividend received deduction	(112)	(119)	(95)
Investment in subsidiaries	(13)	(16)	(15)
Prior year adjustment	(20)	(26)	(12)
Tax credits	(29)	(22)	(21)
Change in tax reserve	-	(12)	1
Tax rate change	-	-	(32)
Other	2	(1)	-

Total	$(180)	$108	$78

Federal and foreign income taxes incurred	$(68)	$(464)	$(64)
Capital gains tax	(40)	201	291
Change in net deferred income taxes	(72)	371	(149)

Total statutory income tax expense (benefit)	$(180)	$108	$78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

As of December 31, 2022, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

(in millions)
Net Operating Losses	2020	N/A	-
	2021	N/A	108
	2022	N/A	131

			$239

General Business Credits	2007	2027	19
	2008	2028	53
	2009	2029	49
	2010	2030	-
	2011	2031	-
	2012	2032	-
	2013	2033	-
	2014	2034	-
	2015	2035	-
	2016	2036	-
	2017	2037	-
	2018	2038	-
	2019	2039	-
	2020	2040	-
	2021	2041	2

			$123

Foreign Tax Credits
	2020	2030	1
	2021	2031	29
	2022	2032	29

			$59

The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $0 million and $277 million for the years 2022, 2021 and 2020 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Funding Company LLC
Manulife Investment Management Farmland Services Inc.	John Hancock Insurance Agency Inc.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Manulife Investment Management Agriculture Services Inc.	John Hancock Life Insurance Company of New York
Manulife Investment Management Forest Management Inc.	John Hancock Realty Advisors Inc.
Manulife Investment Management Timberland and Agriculture Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Signature Services Inc.
JH Hostetler LLC	Manulife Investment Management Timberland and Agriculture GP Inc.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JH Tulare 8 LLC	PT Timber Inc.
John Hancock Assignment Company	JH Signature Insurance Agency, Inc.
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from / (payable to) affiliates are ($60) million and $27 million at December 31, 2022 and 2021, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014-2015 with the exception of one issue that is currently in appeals. The audit of tax years 2016-2018 was completed in December 2021 with the issuance of the IRS Revenue Agent Report (“RAR”). The RAR includes two unagreed issues which the Company is appealing. The audit of tax years 2019 and 2020 commenced in September 2022.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2022	2021
(in millions)
Balance at beginning of year	$68	$72
Additions based on tax positions related to the current year	-	-
Payments	-	-
Additions for tax positions of prior years	-	17
Reductions for tax positions of prior years	-	(21)
Balance at end of year	$68	$68

Included in the balances as of December 31, 2022 and 2021, are $68 million and $68 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2022 and 2021, are $0 million and $0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million, and $0 million of interest expense / (benefit) for the years ended December 31, 2022, 2021 and 2020, respectively. The Company had approximately $4 million and $4 million accrued for interest as of December 31, 2022 and 2021, respectively. The Company did not recognize any material penalties for the years ended December 31, 2022, 2021 and 2020.

The Company filed a refund claim with the IRS for the Alternative Minimum Tax (“AMT”) credit carryforward balance that remained as of December 31, 2017. The Company is awaiting the refund and has recorded a current tax recoverable for the full amount of the refundable credit of $293 million.

The Inflation Reduction Act (“Act”) was enacted on August 16, 2022, and included a new corporate alternative minimum tax (“CAMT”) that goes into effect for tax years beginning after 2022. The Company is a member of a controlled group of corporations that qualify as an “applicable corporation” based on the controlled group’s adjusted financial statement income. The Company has not determined if it will ultimately pay CAMT in 2023. As of December 31, 2022, the financial statements do not include the estimated impact of the CAMT, because a reasonable estimate cannot be made.

On March 27, 2020, Congress signed into law the Coronavirus Aid, Relief, and Economic Security Act, (“CARES Act”) in response to the economic fallout of the COVID-19 pandemic in the United States. The CARES Act provided a 5-year carryback for net operating losses arising in tax years 2018, 2019 and 2020 to provide relief to businesses. In 2020, the Company filed a claim with the IRS to carry back 2018 net operating losses to recoup taxes paid in 2017, in lieu of carrying forward to 2019. The effect of the tax rate differential in years 2018 and 2017 (21% vs. 35%, respectively) resulted in a $(32) million benefit on the effective tax rate.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $14 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2022, 2021 and 2020, the Company paid ordinary dividends of $580 million, $580 million and $975 million and extraordinary dividends of $0 million, $0 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2022 and 2021, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $586 million outstanding as of December 31, 2022. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2022, 2021 and 2020. Total interest paid through December 31, 2022 was $946 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month London Inter-Bank Offered Rate (“LIBOR”) plus 107 basis points and is payable semi-annually. The note which was to have matured on December 14, 2021 was extended to December 14, 2026. Interest expense was $4 million, $2 million, and $3 million for the years ended December 31, 2022, 2021 and 2020, respectively. Total interest paid through December 31, 2022 was $37 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $229 million, $236 million, and $178 million, respectively, for the years ended December 31, 2022, 2021 and 2020.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $662 million, $716 million, and $688 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2022, 2021 and 2020, respectively, the Company received dividends of $25 million, $27 million, and $21 million from John Hancock Variable Trust Advisors LLC (“JHVTA”) (formerly John Hancock Investment Management Services LLC), $61 million, $76 million, and $72 million from JHD, $100 million, $0 million, and $0 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $219 million, $286 million, and $217 million from John Hancock Subsidiaries LLC (“JHS LLC”). These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2022 and 2021, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2022, 2021 and 2020, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $617 million and $602 million at December 31, 2022 and 2021, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar- London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2022	2021

(In millions)
The Manufacturers Investment Corporation	$33	$72
John Hancock Financial Corporation	60	126
Manulife Reinsurance Limited	31	10
Manulife Reinsurance (Bermuda) Limited	97	117
Manulife (Michigan) Reassurance Company	18	9
John Hancock Life & Health Insurance Company	149	177
John Hancock Reassurance Company, Ltd.	297	88
John Hancock Life Insurance Company New York	318	309
John Hancock Variable Trust Advisers LLC (formerly John Hancock Investment Management Services LLC)	13	20
John Hancock Subsidiaries LLC	50	20
John Hancock Insurance Agency, Inc.	16	14
Essex Corporation	1	1
John Hancock Signature Services, Inc.	3	1
John Hancock Realty Advisors, Inc.	7	2
John Hancock Investment Management LLC (formerly John Hancock Advisers LLC)	62	80
Manulife Investment Management (US) LLC (formerly Manulife Asset Management (US) LLC)	30	39
Manulife Investment Management Private Markets (US) LLC (formerly Hancock Capital Investment Management LLC)	20	22
John Hancock Retirement Plan Services LLC	17	27
The Berkeley Financial Group, LLC	2	2
JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency, Inc.)	31	26
JH Networking Insurance Agency, Inc.	8	7
John Hancock Financial Network, Inc.	42	43
Manulife Investment Management Timberland and Agriculture, Inc.	14	30
Manulife Investment Management Forest Management, Inc.	8	5
John Hancock Personal Financial Services, LLC	4	4
Guide Financial, Inc.	18	-
John Hancock Funding Company LLC	(11)	37
Total	$1,338	$1,288

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

At December 31, 2022, 2021 and 2020, the Company held a common stock investment in MMRC of $506 million, $417 million and $381 million, respectively. As of December 31, 2022, 2021 and 2020, MMRC’s total admitted assets included an $982 million, $861 million, and $764 million credit-linked note, respectively. The audited statutory equity of MMRC reflects a departure from NAIC SAP as MMRC uses accounting modifications that allow MMRC to account for and treat the credit-linked note as an admitted asset. As of December 31, 2022, 2021 and 2020, without the modification the Company’s investment in MMRC would be ($476) million, ($444) million and ($383) million, respectively. If MMRC had not been permitted to include the credit linked note as an admitted asset in surplus, its risk-based capital (“RBC”) would be below the mandatory control level.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $487 million, purchase other invested assets of $2,499 million, purchase real estate of $277 million, and issue agricultural and commercial mortgages of $27 million at December 31, 2022. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 42% of these commitments expire in 2023.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases are as follows:

Non-cancelable Operating Leases
(in millions)
2023	$3
2024	2
2025	1
2026	1
2027	-
Thereafter	10

Total	$17

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

The Company received notification of the order for rehabilitation of Time Insurance Company (“Time”). On May 9, 2022, in connection with the Commissioner of Insurance of the State of Wisconsin, the Company and Time entered into an assumption agreement with the Company taking over management for the related block of long-term care policies. The agreement is effective as of July 1, 2022. Prior to this agreement, the Company reinsured all rights and responsibilities with respect to Time’s policyholders. As a result of the agreement, the Company is now the direct writer of the policies. The Company does not expect that this event will result in any negative impacts on the Company’s financial position or results of operations.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

In June 2018, a class action was initiated against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) on behalf of owners of Performance Universal Life (“Perf UL”) policies issued between 2003 and 2010 whose policies were subject to a Cost of Insurance (“COI”) increase announced in 2018. The class policies in the COI increase block made up approximately two-thirds of the total face amount of the policies in the COI increase block. The class case was settled effective May 17, 2022, and the settlement has been implemented. In addition to the class action, twelve individual lawsuits opposing the Perf UL COI increases were also filed; nine in federal court and three in state court. Each of the lawsuits, except two, have been brought by plaintiffs who own multiple policies. All of the pending federal cases, which made up approximately 21% of the total face amount of policies in the COI increase block, have now been settled. The three state court cases are still pending. There are also policies that have been “opted out” of the class settlement, and although no litigation is pending with respect to those policies, future litigation is possible if not probable. The remaining ‘opted out’ policies constitute about 16% (by face value) of the COI increase block. The Company continues to defend the three remaining state court individual lawsuits. In 2021, the Company recorded an accrual in relation to all of the COI litigation. The accrual was increased in 2022 and again in 2023 neither of which had a material impact on the Company’s financial position.

On February 27, 2020, a class action lawsuit was filed against the Company and the U.S. Benefits Committee in the U.S. District Court for the District of Massachusetts (the “Court”) by former employees of the Company on behalf of all Plan Participants, asserting claims for alleged violations of the Employee Retirement Income Security Act of 1974 (“ERISA”) and challenging the competitiveness of the administrative and investment funds fees. On September 30, 2021, the Court granted its final approval to the agreed-upon settlement. Under the Court approved settlement, an amount of $14 million, net of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

administrative expenses, legal fees, and service awards, will be placed into a settlement fund for the benefit of those who have participated in the Plan and are eligible to participate in the settlement and for plaintiff’s council fees and settlement administration costs. The settlement was entered into solely for the purpose of avoiding possible future expenses, burdens, or distractions of litigation and the Company and U.S. Benefits Committee deny all claims of wrongdoing or liability against them and assert that they have always acted prudently and in the best interests of Plan Participants and beneficiaries. The Company and U.S. Benefits Committee believe that the Plan is well managed, its funds are of a high quality, it provides a generous benefit, including providing matching contributions and waiving most investment advisory fees, and the Plan has not caused any injury or damage.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$288	$97	$1,011	$1,396	1%
At book value less current surrender charge of 5% or more	-	-	-	-	0%
At fair value	299	-	111,914	112,213	86%

Total with adjustment or at fair value	587	97	112,925	113,609	87%
At book value without adjustment (minimal or no charge or adjustment)	3,766	-	-	3,766	3%
Not subject to discretionary withdrawal	13,393	136	202	13,731	10%

Total (gross)	17,746	233	113,127	131,106	100%

Reinsurance ceded	8,284	-	-	8,284

Total (net)	$9,462	$233	$113,127	$122,822

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

	December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$329	$157	$1,423	$1,909	1%
At book value less current surrender charge of 5% or more	-	-	-	-	0%
At fair value	192	-	140,847	141,039	87%

Total with adjustment or at fair value	521	157	142,270	142,948	88%
At book value without adjustment (minimal or no charge or adjustment)	4,199	-	-	4,199	3%
Not subject to discretionary withdrawal	13,701	175	285	14,161	9%

Total (gross)	18,421	332	142,555	161,308	100%

Reinsurance ceded	8,889	-	-	8,889

Total (net)	$9,532	$332	$142,555	$152,419

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14.	Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2022
	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	6,062	6,053	6,231
c. Universal Life with Secondary Guarantees	14,177	12,611	26,319
d. Indexed Universal Life	182	179	194
e. Indexed Universal Life with Secondary Guarantees	3,723	3,148	3,858
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	15,903	15,903	15,985
h. Variable Life	29	14	23
i. Variable Universal Life	3,059	3,044	2,953
j. Miscellaneous Reserves	-	-	7,958
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	2,937
b. Accidental Death Benefits	-	-	7
c. Disability - Active Lives	-	-	25
d. Disability - Disabled Lives	-	-	127
e. Miscellaneous Reserves	-	-	231

(3) Total (gross: direct + assumed)	$43,135	$40,952	$66,848
(4) Reinsurance Ceded	10,714	10,206	21,679

(5) Total (net) (3) - (4)	$32,421	$30,746	$45,169

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$1,792	$1,769	$1,791
i. Variable Universal Life	12,925	12,643	12,679
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$14,717	$14,412	$14,470
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$14,717	$14,412	$14,470

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2021

	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	6,017	6,004	6,088
c. Universal Life with Secondary Guarantees	14,323	12,741	26,002
d. Indexed Universal Life	177	172	164
e. Indexed Universal Life with Secondary Guarantees	2,992	2,511	3,523
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	16,553	16,553	16,639
h. Variable Life	29	15	24
i. Variable Universal Life	3,062	3,047	2,958
j. Miscellaneous Reserves	-	-	7,328
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	3,011
b. Accidental Death Benefits	-	-	7
c. Disability - Active Lives	-	-	30
d. Disability - Disabled Lives	-	-	141
e. Miscellaneous Reserves	-	-	252

(3) Total (gross: direct + assumed)	$43,153	$41,043	$66,167
(4) Reinsurance Ceded	11,235	10,711	21,246

(5) Total (net) (3) - (4)	$31,918	$30,332	$44,921

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$2,367	$2,335	$2,366
i. Variable Universal Life	16,184	15,918	15,959
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$18,551	$18,253	$18,325
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$18,551	$18,253	$18,325

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

15.	Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB, GMIB and GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
(in millions)	2022	2021	2022	2021

Group Annuity Contracts (401K)	$90,020	$111,384	$-	$-
Variable and Fixed Annuities	20,885	28,057	19	18
Life Insurance	14,830	18,807	-	-
Fixed Products - Institutional and stable value fund	1,191	1,872	-	-
Fixed Products - Retail	26	35	112	168
Investments - Funds	1,113	1,514	-	-

Total	$128,065	$161,669	$131	$186

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2022	$157	$76
2021	$164	$51
2020	$177	$61
2019	$196	$67
2018	$-	$-

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2022	2021
(in millions, except for ages)
Account value	$20,916	$28,162
Amount of reserve held	330	1,733
Net amount at risk - gross	8,110	3,857
Weighted average attained age	74	70

The following assumptions and methodology were used to determine the amounts above at December 31, 2022 and 2021:

•	VM-21 is used in both years to determine the aggregate reserve for products falling under the scope.

•	The prescribed Economic Scenario Generator (“ESG”) is used for VM-21 in both years, so there are no calibration criteria requirements.

•

In 2022 and 2021, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2022 and 2021, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the applicable swap curve at December 31 is used for discounting in both years.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2022	2021
(in millions)
Type of Fund
Equity	$20,950	$28,328
Balanced	6,244	8,142
Bonds	4,473	5,297
Money Market	469	414

Total	$32,136	$42,181

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2022			2021
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Premiums, deposits and other considerations	$1	$14,869	$14,870	$-	$15,562	$15,562

Reserves for accounts with assets at:
Fair value	233	127,598	127,831	332	160,880	161,212
Amortized cost	-	-	-	-	-	-
Total	$233	$127,598	$127,831	$332	$160,880	$161,212

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2022			2021
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$97	$1,011	$1,108	$157	$1,423	$1,580
At book value without fair value adjustments and with current surrender charge of 5% or more	-	873	873	-	1,078	1,078
At fair value	-	124,420	124,420	-	156,333	156,333
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,092	1,092	-	1,761	1,761
Subtotal	97	127,396	127,493	157	160,595	160,752
Not subject to discretionary withdrawal	136	202	338	175	285	460
Total	$233	$127,598	$127,831	$332	$160,880	$161,212

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2022	2021	2020
(in millions)
Transfers to separate accounts	$15,744	$16,883	$18,902
Transfers from separate accounts	20,796	24,937	25,329
Net transfers to (from) separate accounts	$(5,052)	$(8,054)	$(6,427)

16.	Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $25 million, $29 million, and $32 million in 2022, 2021 and 2020, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2022, 2021 and 2020, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $240 million and $297 million at December 31, 2022 and 2021, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2022, 2021 and 2020, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2022 and 2021 was $151 million and $169 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2022 and 2021 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2022, 2021 and 2020, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

17.	Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2022, the Company, JHF LLC, The Manufacturers Life Insurance Company (“MLI”) and Manulife Financial Asia Limited (“MFAL”) share in a loan facility established by Manulife Reinsurance (Bermuda) Limited (“MRBL”) totaling $1 billion, which will expire October 5, 2026. MRBL will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the loan facility agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2022, the Company had no outstanding borrowings under the agreement.

At December 31, 2022, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2022, the Company had no outstanding borrowings under the agreement.

At December 31, 2022, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2023. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2022. At December 31, 2022, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2022, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which was extended to February 15, 2032. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2022, the Company had $120 million outstanding loan to JHS LLC under the agreement with a fair value of $120 million. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loan was $4 million and $2 million for the years ended December 31, 2022 and 2021.

Pursuant to a revolving promissory note dated November 2, 2020, the Company entered into a line of credit agreement with John Hancock GA Senior Loan Trust (Delaware) (“SL Trust”) totaling up to $50 million. The term of the line of credit will be one year and is expected to be renewed on an annual basis. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. On November 2, 2022, the line of credit agreement was renewed, and maturity date extended for a period of one year to November 2, 2023. Following the renewal, the interest on the loan is calculated at a fluctuating rate equal to SOFR Rate Index plus 159 basis points reset on the last business day of March, June, September and December and is payable quarterly. At December 31, 2022, the Company had no outstanding borrowings under the agreement. This investment is nonadmitted in the Company’s statutory financial statements.

Effective June 30, 2020, the Company entered into a senior loan facility with The Manufacturers Life Insurance Company (“MLI”) and Manulife Financial Asia Limited (“MFAL”). The loan was to be repaid and the facility terminated on or before June 30, 2021. During 2021, the loan facility was renewed and extended to June 30, 2022. Under the terms of the agreement, the Company may loan up to $750 million to MLI and/or MFAL. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR plus 47 basis points per annum. Effective June 30, 2022, the loan facility was terminated. The Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2022 and 2021 was $125 million and $138 million, respectively. Interest ranging from 4.8% to 6.0%. The notes are due in varying amounts to 2032.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Aggregate maturities of consumer notes are as follows: 2023-$33 million; 2024-$0 million; 2025-$0 million; 2026-$0 million; 2027-$40 million; and thereafter $52 million.

Interest expense on consumer notes, included in benefits to policyholders, was $9 million, $6 million, and $8 million in 2022, 2021 and 2020, respectively. Interest paid amounted to $7 million, $8 million, and $8 million in 2022, 2021 and 2020, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2022
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	5	5	-
(c) Activity stock	18	18	-
(d) Excess stock	-	-	-
(e) Aggregate total	$23	$23	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$500

	December 31, 2021
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	5	5	-
(c) Activity stock	18	18	-
(d) Excess stock	-	-	-
(e) Aggregate total	$23	$23	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$500

FHLBI membership stock of $5 million and $5 million was classified as not eligible for redemption for the years ended December 31, 2022 and 2021, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

	December 31, 2022
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$1,654	$1,760	$500
(b) Separate account	-	-	-
(c) Total collateral pledged	$1,654	$1,760	$500

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2021
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$2,278	$2,031	$500
(b) Separate account	-	-	-
(c) Total collateral pledged	$2,278	$2,031	$500

The following table indicates the maximum collateral pledged to the FHLBI during the year:

	December 31, 2022
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$2,105	$2,017	$500
(b) Separate account	-	-	-
(c) Total maximum collateral pledged	$2,105	$2,017	$500

	December 31, 2021
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$2,460	$2,159	$500
(b) Separate account	-	-	-
(c) Total maximum collateral pledged	$2,460	$2,159	$500

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table represents the aggregate amount of borrowing from FHLBI at the end of the year:

	December 31, 2022
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$500	$500	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$500	$500	$-	$-

	December 31, 2021
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$500	$500	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$500	$500	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2022 was $500 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

18.	Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	December 31,
	2022	2021
(in millions)
Assets:
Bonds	$1,509	$1,594
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	469	407
Real estate	603	639
Cash, cash equivalents and short-term investments	7	20
Policy loans	1,636	1,636
Other invested assets	758	614
Total cash and invested assets	4,982	4,910
Investment income due and accrued	100	100
Premiums due	3	3
Net deferred tax asset	39	35
Other reinsurance receivable	23	239
Other closed block assets	-	1
Total closed block assets	$5,147	$5,288

Obligations:
Policy reserves	3,989	4,079
Policyholders’ and beneficiaries’ funds	51	53
Dividends payable to policyholders	184	251
Policy benefits in process of payment	133	125
Other policy obligations	-	2
Current federal income taxes payable	307	332
Other closed block obligations	281	195
Total closed block obligations	$4,945	$5,037

19.	Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2022 financial statements through March 30, 2023, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

A U D I T E D   F I N A N C I A L   S T A T E M E N T S

John Hancock Life Insurance Company (U.S.A.) Separate Account A

December 31, 2022

John Hancock Life Insurance Company (U.S.A.)

Separate Account A

Audited Financial Statements

December 31, 2022

2 of 71

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account A

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Separate Account”) as of December 31, 2022, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1986.

Boston, Massachusetts

March 30, 2023

3 of 71

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account A

500 Index Fund Series NAV	Lifestyle Conservative Portfolio Series NAV

Active Bond Trust Series I	Lifestyle Growth Portfolio Series I

Active Bond Trust Series NAV	Lifestyle Growth Portfolio Series NAV

American Asset Allocation Trust Series I	Lifestyle Moderate Portfolio Series NAV

American Global Growth Trust Series I	M Capital Appreciation

American Growth Trust Series I	M International Equity

American Growth-Income Trust Series I	M Large Cap Growth

American International Trust Series I	M Large Cap Value

Blue Chip Growth Trust Series I	Managed Volatility Balanced Portfolio Series I

Blue Chip Growth Trust Series NAV	Managed Volatility Balanced Portfolio Series NAV

Capital Appreciation Trust Series I	Managed Volatility Conservative Portfolio Series I

Capital Appreciation Trust Series NAV	Managed Volatility Conservative Portfolio Series NAV

Capital Appreciation Value Trust Series I	Managed Volatility Growth Portfolio Series I

Capital Appreciation Value Trust Series NAV	Managed Volatility Growth Portfolio Series NAV

Core Bond Trust Series I	Managed Volatility Moderate Portfolio Series I

Core Bond Trust Series NAV	Managed Volatility Moderate Portfolio Series NAV

Disciplined Value International Trust Series I	Mid Cap Growth Trust Series I

Disciplined Value International Trust Series NAV	Mid Cap Growth Trust Series NAV

Emerging Markets Value Trust Series I	Mid Cap Index Trust Series I

Emerging Markets Value Trust Series NAV	Mid Cap Index Trust Series NAV

Equity Income Trust Series I	Mid Value Trust Series I

Equity Income Trust Series NAV	Mid Value Trust Series NAV

Financial Industries Trust Series I	Money Market Trust Series I

Financial Industries Trust Series NAV	Money Market Trust Series NAV

Fundamental All Cap Core Trust Series I	Opportunistic Fixed Income Trust Series I

Fundamental All Cap Core Trust Series NAV	Opportunistic Fixed Income Trust Series NAV

Fundamental Large Cap Value Trust Series I	PIMCO All Asset

Fundamental Large Cap Value Trust Series NAV	Real Estate Securities Trust Series I

Global Equity Trust Series I	Real Estate Securities Trust Series NAV

Global Equity Trust Series NAV	Science & Technology Trust Series I

Health Sciences Trust Series I	Science & Technology Trust Series NAV

Health Sciences Trust Series NAV	Select Bond Trust Series I

High Yield Trust Series I	Select Bond Trust Series NAV

High Yield Trust Series NAV	Short Term Government Income Trust Series I

International Equity Index Series I	Short Term Government Income Trust Series NAV

International Equity Index Series NAV	Small Cap Index Trust Series I

International Small Company Trust Series I	Small Cap Index Trust Series NAV

International Small Company Trust Series NAV	Small Cap Opportunities Trust Series I

Investment Quality Bond Trust Series I	Small Cap Opportunities Trust Series NAV

Investment Quality Bond Trust Series NAV	Small Cap Stock Trust Series I

Lifestyle Balanced Portfolio Series NAV	Small Cap Stock Trust Series NAV

4 of 71

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account A

Small Cap Value Trust Series I	TOPS Conservative ETF Portfolio - Class 2

Small Cap Value Trust Series NAV	TOPS Growth ETF Portfolio - Class 2

Small Company Value Trust Series I	TOPS Moderate Growth ETF Portfolio - Class 2

Small Company Value Trust Series NAV	Total Bond Market Series Trust NAV

Strategic Income Opportunities Trust Series I	Total Stock Market Index Trust Series I

Strategic Income Opportunities Trust Series NAV	Total Stock Market Index Trust Series NAV

TOPS Aggressive Growth ETF Portfolio - Class 2	Ultra Short Term Bond Trust Series I

TOPS Balanced ETF Portfolio - Class 2	Ultra Short Term Bond Trust Series NAV

5 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series NAV	American Asset Allocation Trust Series I	American Global Growth Trust Series I	American Growth Trust Series I

Total Assets

Investments at fair value	$597,644,997	$7,112,339	$33,626,937	$193,755,126	$31,322,194	$129,512,424

Units outstanding	7,164,555	294,187	424,939	7,843,742	1,104,749	2,328,910

Unit value	$83.42	$24.18	$79.13	$24.70	$28.35	$55.61

Shares	14,684,152	882,424	4,166,907	20,203,871	2,281,296	9,672,324

Cost	$542,146,707	$8,437,151	$40,085,206	$247,910,337	$38,658,669	$176,431,039

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	American Growth- Income Trust Series I	American International Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV	Capital Appreciation Trust Series I	Capital Appreciation Trust Series NAV

Total Assets

Investments at fair value	$138,809,589	$66,898,988	$32,184,045	$127,939,346	$27,140,050	$54,840,913

Units outstanding	3,172,255	2,854,280	326,533	530,980	490,572	1,004,727

Unit value	$43.76	$23.44	$98.56	$240.95	$55.32	$54.58

Shares	9,768,446	4,451,031	1,782,062	7,056,776	8,274,405	16,468,743

Cost	$159,533,146	$84,211,900	$55,540,245	$216,374,051	$43,371,768	$90,256,991

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Capital Appreciation Value Trust Series I	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series I	Core Bond Trust Series NAV	Disciplined Value International Trust Series I	Disciplined Value International Trust Series NAV

Total Assets

Investments at fair value	$5,764,121	$153,106,287	$12,618,289	$66,660,023	$17,933,509	$44,147,839

Units outstanding	164,903	4,356,704	590,744	3,872,348	582,082	2,213,604

Unit value	$34.95	$35.14	$21.36	$17.21	$30.81	$19.94

Shares	542,761	14,484,876	1,142,961	6,071,040	1,363,768	3,388,171

Cost	$7,046,932	$177,228,208	$15,184,853	$79,961,841	$17,472,741	$43,511,494

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Emerging Markets Value Trust Series I	Emerging Markets Value Trust Series NAV	Equity Income Trust Series I	Equity Income Trust Series NAV	Financial Industries Trust Series I	Financial Industries Trust Series NAV

Total Assets

Investments at fair value	$4,876,968	$61,795,891	$39,271,979	$129,193,760	$2,203,437	$14,903,180

Units outstanding	279,912	4,397,820	473,775	1,554,502	53,933	301,853

Unit value	$17.42	$14.05	$82.89	$83.11	$40.86	$49.37

Shares	549,211	6,966,847	2,819,237	9,348,318	196,735	1,336,608

Cost	$5,320,907	$65,107,302	$41,158,106	$133,746,844	$2,856,897	$17,706,054

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Fundamental All Cap Core Trust Series I	Fundamental All Cap Core Trust Series NAV	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series NAV	Global Equity Trust Series I	Global Equity Trust Series NAV

Total Assets

Investments at fair value	$1,801,989	$30,978,798	$38,516,817	$85,558,158	$8,507,675	$33,434,908

Units outstanding	23,094	665,750	703,181	2,208,917	200,376	1,450,535

Unit value	$78.03	$46.53	$54.78	$38.73	$42.46	$23.05

Shares	72,896	1,243,629	1,702,777	3,779,071	436,514	1,717,252

Cost	$2,172,503	$32,481,241	$37,763,624	$86,984,793	$8,734,799	$33,958,430

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Health Sciences Trust Series I	Health Sciences Trust Series NAV	High Yield Trust Series I	High Yield Trust Series NAV	International Equity Index Series I	International Equity Index Series NAV

Total Assets

Investments at fair value	$12,856,732	$72,210,563	$7,781,668	$41,678,533	$12,850,293	$115,101,425

Units outstanding	91,003	653,064	194,720	1,570,843	852,996	1,939,631

Unit value	$141.28	$110.57	$39.96	$26.53	$15.06	$59.34

Shares	539,292	2,952,190	1,809,690	9,876,430	787,878	7,057,111

Cost	$14,928,412	$81,120,744	$9,150,989	$48,809,098	$14,714,858	$123,584,924

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	International Small Company Trust Series I	International Small Company Trust Series NAV	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series NAV	Lifestyle Balanced Portfolio Series NAV	Lifestyle Conservative Portfolio Series NAV

Total Assets

Investments at fair value	$4,320,092	$33,142,892	$8,439,894	$34,149,962	$117,875,325	$6,850,363

Units outstanding	213,337	1,626,435	230,956	1,972,214	7,822,403	537,292

Unit value	$20.25	$20.38	$36.54	$17.32	$15.07	$12.75

Shares	368,609	2,827,893	914,398	3,715,992	9,399,946	622,760

Cost	$5,114,480	$37,663,738	$10,261,477	$41,649,425	$138,592,827	$8,239,997

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Lifestyle Growth Portfolio Series I	Lifestyle Growth Portfolio Series NAV	Lifestyle Moderate Portfolio Series NAV	M Capital Appreciation	M International Equity	M Large Cap Growth

Total Assets

Investments at fair value	$1,098,633	$442,678,771	$35,298,309	$21,855,894	$12,413,664	$21,689,638

Units outstanding	74,808	26,439,169	2,475,049	152,066	317,899	195,552

Unit value	$14.69	$16.74	$14.26	$143.73	$39.05	$110.91

Shares	83,546	33,663,720	2,948,898	1,033,864	1,029,325	935,301

Cost	$1,484,849	$540,493,810	$42,071,812	$26,122,220	$13,169,182	$27,193,111

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	M Large Cap Value	Managed Volatility Balanced Portfolio Series I	Managed Volatility Balanced Portfolio Series NAV	Managed Volatility Conservative Portfolio Series I	Managed Volatility Conservative Portfolio Series NAV	Managed Volatility Growth Portfolio Series I

Total Assets

Investments at fair value	$20,017,870	$46,705,676	$417,476,038	$2,171,462	$31,363,317	$61,266,755

Units outstanding	505,479	1,061,812	18,997,477	54,290	1,668,966	1,472,703

Unit value	$39.60	$43.99	$21.98	$40.00	$18.79	$41.60

Shares	1,414,690	4,675,243	41,622,833	225,255	3,243,363	5,678,105

Cost	$18,501,417	$57,582,443	$514,432,305	$2,507,556	$37,063,755	$73,651,334

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Managed Volatility Growth Portfolio Series NAV	Managed Volatility Moderate Portfolio Series I	Managed Volatility Moderate Portfolio Series NAV	Mid Cap Growth Trust Series I	Mid Cap Growth Trust Series NAV	Mid Cap Index Trust Series I

Total Assets

Investments at fair value	$748,106,747	$10,477,126	$92,240,534	$18,113,799	$54,723,198	$25,616,688

Units outstanding	33,412,278	235,086	4,285,696	270,956	374,720	331,886

Unit value	$22.39	$44.57	$21.52	$66.85	$146.04	$77.19

Shares	69,205,064	1,090,232	9,588,413	2,491,582	7,172,110	1,414,505

Cost	$898,551,185	$13,230,192	$113,310,372	$34,864,058	$103,725,390	$29,715,239

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Mid Cap Index Trust Series NAV	Mid Value Trust Series I	Mid Value Trust Series NAV	Money Market Trust Series I	Money Market Trust Series NAV	Opportunistic Fixed Income Trust Series I

Total Assets

Investments at fair value	$96,133,093	$11,970,051	$45,559,299	$24,064,716	$159,339,139	$3,524,760

Units outstanding	1,891,648	248,390	613,620	921,545	15,018,151	102,652

Unit value	$50.82	$48.19	$74.25	$26.11	$10.61	$34.34

Shares	5,308,288	1,203,020	4,625,310	24,064,716	159,339,139	336,332

Cost	$108,984,275	$12,582,900	$47,619,974	$24,064,716	$159,339,139	$4,218,062

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Opportunistic Fixed Income Trust Series NAV	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series NAV	Science & Technology Trust Series I	Science & Technology Trust Series NAV

Total Assets

Investments at fair value	$32,284,360	$26,809,882	$18,612,707	$61,643,356	$23,430,418	$55,444,845

Units outstanding	932,862	1,247,718	77,678	306,318	280,816	835,089

Unit value	$34.61	$21.49	$239.61	$201.24	$83.44	$66.39

Shares	3,092,372	3,032,823	1,067,242	3,563,200	2,011,194	4,563,362

Cost	$38,504,308	$32,306,845	$20,160,785	$69,738,583	$43,591,358	$102,100,948

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Select Bond Trust Series I	Select Bond Trust Series NAV	Short Term Government Income Trust Series I	Short Term Government Income Trust Series NAV	Small Cap Index Trust Series I	Small Cap Index Trust Series NAV

Total Assets

Investments at fair value	$2,845,553	$28,710,079	$3,980,275	$32,434,644	$7,975,017	$56,920,284

Units outstanding	237,444	2,383,002	370,273	2,997,807	154,705	1,378,576

Unit value	$11.98	$12.05	$10.75	$10.82	$51.55	$41.29

Shares	248,303	2,507,431	363,828	2,964,775	689,284	4,911,155

Cost	$3,373,978	$33,963,906	$4,389,106	$35,695,269	$10,291,008	$72,765,922

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series NAV	Small Cap Stock Trust Series I	Small Cap Stock Trust Series NAV	Small Cap Value Trust Series I	Small Cap Value Trust Series NAV

Total Assets

Investments at fair value	$29,490,352	$26,871,159	$1,961,737	$31,973,204	$2,237,122	$45,432,821

Units outstanding	423,817	781,109	43,546	596,324	61,938	445,643

Unit value	$69.58	$34.40	$45.05	$53.62	$36.12	$101.95

Shares	1,147,038	1,055,012	390,008	6,136,892	165,836	3,387,981

Cost	$31,552,409	$28,813,241	$3,493,728	$52,254,852	$2,602,625	$52,687,630

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Small Company Value Trust Series I	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series NAV	TOPS Aggressive Growth ETF Portfolio - Class 2	TOPS Balanced ETF Portfolio - Class 2

Total Assets

Investments at fair value	$11,150,691	$39,675,241	$5,627,498	$40,296,417	$4,487,583	$2,829,517

Units outstanding	196,223	1,044,488	186,849	1,797,911	270,646	218,760

Unit value	$56.83	$37.99	$30.12	$22.41	$16.58	$12.93

Shares	1,268,566	4,544,701	461,649	3,319,310	275,650	227,819

Cost	$12,884,278	$46,002,426	$6,239,645	$44,709,720	$4,692,059	$3,112,907

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	TOPS Conservative ETF Portfolio - Class 2	TOPS Growth ETF Portfolio - Class 2	TOPS Moderate Growth ETF Portfolio - Class 2	Total Bond Market Series Trust NAV	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series NAV

Total Assets

Investments at fair value	$333,506	$3,988,662	$5,003,934	$39,510,103	$16,095,955	$90,845,788

Units outstanding	26,875	242,928	382,016	1,596,685	339,571	572,966

Unit value	$12.41	$16.42	$13.10	$24.75	$47.40	$158.55

Shares	28,049	249,760	397,138	4,500,012	773,101	4,363,390

Cost	$350,095	$4,317,078	$5,422,254	$46,591,769	$18,180,472	$99,727,263

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series NAV

Total Assets

Investments at fair value	$1,817,483	$12,142,558

Units outstanding	170,759	1,133,910

Unit value	$10.64	$10.71

Shares	166,284	1,110,939

Cost	$1,888,167	$12,522,161

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$7,994,511	$8,627,365	$262,154	$271,006	$1,231,259	$1,196,635

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	7,994,511	8,627,365	262,154	271,006	1,231,259	1,196,635

Realized gains (losses) on investments:

Capital gain distributions received	21,372,145	25,566,219	47,076	128,288	217,822	557,873

Net realized gain (loss)	24,334,383	37,916,116	(143,684)	46,558	(435,538)	371,940

Realized gains (losses)	45,706,528	63,482,335	(96,608)	174,846	(217,716)	929,813

Unrealized appreciation (depreciation) during the period	(182,022,868)	79,778,387	(1,371,024)	(492,688)	(6,341,838)	(2,292,167)

Net increase (decrease) in net assets from operations	(128,321,829)	151,888,087	(1,205,478)	(46,836)	(5,328,295)	(165,719)

Changes from principal transactions:

Purchase payments	31,362,624	26,546,219	300,413	254,310	3,142,520	2,656,020

Transfers between sub-accounts and the company	50,998,517	18,223,455	75,948	992,808	1,160,623	2,736,099

Transfers on general account policy loans	(4,112,912)	(2,984,956)	4,033	(10,268)	(243,391)	22,567

Withdrawals	(17,950,648)	(15,678,224)	(214,884)	(411,081)	(399,306)	(1,131,440)

Annual contract fee	(22,862,138)	(18,116,388)	(509,688)	(436,615)	(2,014,553)	(1,644,479)

Net increase (decrease) in net assets from principal transactions	37,435,443	7,990,106	(344,178)	389,154	1,645,893	2,638,767

Total increase (decrease) in net assets	(90,886,386)	159,878,193	(1,549,656)	342,318	(3,682,402)	2,473,048

Net assets at beginning of period	688,531,383	528,653,190	8,661,995	8,319,677	37,309,339	34,836,291

Net assets at end of period	$597,644,997	$688,531,383	$7,112,339	$8,661,995	$33,626,937	$37,309,339

	2022	2021	2022	2021	2022	2021

Units, beginning of period	6,820,585	6,766,562	308,678	294,828	406,489	377,938

Units issued	997,009	895,941	30,118	46,279	71,673	102,818

Units redeemed	(653,039)	(841,918)	(44,609)	(32,429)	(53,223)	(74,267)

Units, end of period	7,164,555	6,820,585	294,187	308,678	424,939	406,489

See accompanying notes.

23 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Growth Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$4,796,729	$3,318,455	$176,441	$-	$2,093,645	$656,039

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	4,796,729	3,318,455	176,441	-	2,093,645	656,039

Realized gains (losses) on investments:

Capital gain distributions received	23,763,204	11,244,605	4,413,835	1,969,447	34,265,569	10,813,562

Net realized gain (loss)	(2,671,417)	(397,248)	122,622	1,288,715	973,255	4,751,947

Realized gains (losses)	21,091,787	10,847,357	4,536,457	3,258,162	35,238,824	15,565,509

Unrealized appreciation (depreciation) during the period	(55,431,857)	13,184,540	(13,961,700)	1,490,890	(91,177,968)	15,119,353

Net increase (decrease) in net assets from operations	(29,543,341)	27,350,352	(9,248,802)	4,749,052	(53,845,499)	31,340,901

Changes from principal transactions:

Purchase payments	12,360,922	9,934,697	1,808,568	1,691,274	6,599,643	5,510,287

Transfers between sub-accounts and the company	8,097,195	7,470,033	4,032,325	3,196,213	6,188,804	8,596,918

Transfers on general account policy loans	(340,030)	(164,177)	(111,456)	(135,365)	(849,349)	(779,662)

Withdrawals	(1,536,573)	(3,022,071)	(361,466)	(279,852)	(2,351,991)	(3,933,578)

Annual contract fee	(9,595,740)	(8,810,633)	(1,271,705)	(1,097,002)	(5,515,530)	(5,347,441)

Net increase (decrease) in net assets from principal transactions	8,985,774	5,407,849	4,096,266	3,375,268	4,071,577	4,046,524

Total increase (decrease) in net assets	(20,557,567)	32,758,201	(5,152,536)	8,124,320	(49,773,922)	35,387,425

Net assets at beginning of period	214,312,693	181,554,492	36,474,730	28,350,410	179,286,346	143,898,921

Net assets at end of period	$193,755,126	$214,312,693	$31,322,194	$36,474,730	$129,512,424	$179,286,346

	2022	2021	2022	2021	2022	2021

Units, beginning of period	7,482,478	7,271,273	964,247	869,401	2,231,637	2,158,216

Units issued	834,143	606,574	249,471	218,799	317,338	296,567

Units redeemed	(472,879)	(395,369)	(108,969)	(123,953)	(220,065)	(223,146)

Units, end of period	7,843,742	7,482,478	1,104,749	964,247	2,328,910	2,231,637

See accompanying notes.

24 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American International Trust Series I		Blue Chip Growth Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$3,233,406	$1,191,195	$1,554,974	$1,695,875	$-	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	3,233,406	1,191,195	1,554,974	1,695,875	-	-

Realized gains (losses) on investments:

Capital gain distributions received	7,786,472	7,863,747	3,156,423	153,581	10,106,991	7,793,268

Net realized gain (loss)	(1,966,194)	(998,960)	(1,266,394)	2,000,720	504,325	2,528,740

Realized gains (losses)	5,820,278	6,864,787	1,890,029	2,154,301	10,611,316	10,322,008

Unrealized appreciation (depreciation) during the period	(37,367,738)	24,353,395	(21,653,987)	(5,385,914)	(31,779,280)	(1,588,755)

Net increase (decrease) in net assets from operations	(28,314,054)	32,409,377	(18,208,984)	(1,535,738)	(21,167,964)	8,733,253

Changes from principal transactions:

Purchase payments	6,653,078	6,036,662	3,567,966	3,456,261	446,313	1,195,628

Transfers between sub-accounts and the company	1,221,141	3,501,413	997,611	1,891,246	(2,165,680)	1,063,980

Transfers on general account policy loans	(163,775)	(188,868)	(244,937)	(274,362)	266,104	(52,104)

Withdrawals	(3,071,800)	(5,405,575)	(1,130,221)	(1,617,123)	(968,312)	(3,732,994)

Annual contract fee	(6,458,521)	(5,767,652)	(2,284,681)	(2,282,212)	(2,309,576)	(2,562,415)

Net increase (decrease) in net assets from principal transactions	(1,819,877)	(1,824,020)	905,738	1,173,810	(4,731,151)	(4,087,905)

Total increase (decrease) in net assets	(30,133,931)	30,585,357	(17,303,246)	(361,928)	(25,899,115)	4,645,348

Net assets at beginning of period	168,943,520	138,358,163	84,202,234	84,564,162	58,083,160	53,437,812

Net assets at end of period	$138,809,589	$168,943,520	$66,898,988	$84,202,234	$32,184,045	$58,083,160

	2022	2021	2022	2021	2022	2021

Units, beginning of period	3,198,907	3,201,858	2,825,841	2,777,292	364,854	392,370

Units issued	223,284	258,122	386,532	419,645	14,615	29,261

Units redeemed	(249,936)	(261,073)	(358,093)	(371,096)	(52,936)	(56,777)

Units, end of period	3,172,255	3,198,907	2,854,280	2,825,841	326,533	364,854

See accompanying notes.

25 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series NAV		Capital Appreciation Trust Series I		Capital Appreciation Trust Series NAV

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$-	$-	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	-	-	-	-	-

Realized gains (losses) on investments:

Capital gain distributions received	38,792,279	24,547,985	8,865,795	7,243,371	17,023,087	11,926,804

Net realized gain (loss)	(883,217)	6,030,790	35,293	(4,058,113)	(2,581,874)	1,526,578

Realized gains (losses)	37,909,062	30,578,775	8,901,088	3,185,258	14,441,213	13,453,382

Unrealized appreciation (depreciation) during the period	(111,526,883)	(2,920,824)	(26,690,696)	3,558,389	(45,194,428)	(3,344,626)

Net increase (decrease) in net assets from operations	(73,617,821)	27,657,951	(17,789,608)	6,743,647	(30,753,215)	10,108,756

Changes from principal transactions:

Purchase payments	9,339,467	8,856,655	215,420	849,114	3,408,239	3,150,187

Transfers between sub-accounts and the company	11,135,090	1,489,855	(1,252,122)	(1,397,926)	2,301,864	6,457,834

Transfers on general account policy loans	(661,931)	(408,391)	313,206	(125,051)	127,649	(826,453)

Withdrawals	(1,592,460)	(4,762,604)	(948,977)	(2,840,292)	(571,931)	(1,324,332)

Annual contract fee	(6,033,926)	(5,959,641)	(1,669,776)	(1,733,276)	(2,048,668)	(2,061,377)

Net increase (decrease) in net assets from principal transactions	12,186,240	(784,126)	(3,342,249)	(5,247,431)	3,217,153	5,395,859

Total increase (decrease) in net assets	(61,431,581)	26,873,825	(21,131,857)	1,496,216	(27,536,062)	15,504,615

Net assets at beginning of period	189,370,927	162,497,102	48,271,907	46,775,691	82,376,975	66,872,360

Net assets at end of period	$127,939,346	$189,370,927	$27,140,050	$48,271,907	$54,840,913	$82,376,975

	2022	2021	2022	2021	2022	2021

Units, beginning of period	486,910	488,491	543,606	609,729	941,823	885,011

Units issued	80,071	56,720	32,163	53,906	249,613	264,409

Units redeemed	(36,001)	(58,301)	(85,197)	(120,029)	(186,709)	(207,597)

Units, end of period	530,980	486,910	490,572	543,606	1,004,727	941,823

See accompanying notes.

26 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV		Core Bond Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$56,688	$45,930	$1,599,669	$1,274,411	$287,474	$281,269

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	56,688	45,930	1,599,669	1,274,411	287,474	281,269

Realized gains (losses) on investments:

Capital gain distributions received	756,789	645,224	20,261,599	16,879,234	-	652,272

Net realized gain (loss)	(290,884)	758,867	406,320	2,374,710	(260,688)	69,040

Realized gains (losses)	465,905	1,404,091	20,667,919	19,253,944	(260,688)	721,312

Unrealized appreciation (depreciation) during the period	(1,300,518)	(366,272)	(42,350,759)	4,457,817	(2,104,386)	(1,305,934)

Net increase (decrease) in net assets from operations	(777,925)	1,083,749	(20,083,171)	24,986,172	(2,077,600)	(303,353)

Changes from principal transactions:

Purchase payments	102,186	80,997	6,797,693	7,103,852	360,594	380,897

Transfers between sub-accounts and the company	752,129	465,962	6,517,498	10,690,957	326,420	697,493

Transfers on general account policy loans	(256,966)	(110,127)	(159,228)	142,985	(78,093)	4,949

Withdrawals	(10,107)	(174,990)	(1,157,720)	(2,569,463)	(479,717)	(900,140)

Annual contract fee	(248,587)	(202,991)	(5,916,268)	(5,179,823)	(679,750)	(654,659)

Net increase (decrease) in net assets from principal transactions	338,655	58,851	6,081,975	10,188,508	(550,546)	(471,460)

Total increase (decrease) in net assets	(439,270)	1,142,600	(14,001,196)	35,174,680	(2,628,146)	(774,813)

Net assets at beginning of period	6,203,391	5,060,791	167,107,483	131,932,803	15,246,435	16,021,248

Net assets at end of period	$5,764,121	$6,203,391	$153,106,287	$167,107,483	$12,618,289	$15,246,435

	2022	2021	2022	2021	2022	2021

Units, beginning of period	156,421	150,716	4,190,836	3,909,527	616,187	634,724

Units issued	81,609	122,263	467,858	612,805	46,569	68,069

Units redeemed	(73,127)	(116,558)	(301,990)	(331,496)	(72,012)	(86,606)

Units, end of period	164,903	156,421	4,356,704	4,190,836	590,744	616,187

See accompanying notes.

27 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series NAV		Disciplined Value International Trust Series I		Disciplined Value International Trust Series NAV

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$1,569,299	$1,510,540	$643,520	$493,036	$1,672,247	$1,237,610

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	1,569,299	1,510,540	643,520	493,036	1,672,247	1,237,610

Realized gains (losses) on investments:

Capital gain distributions received	-	3,410,143	-	-	1	(1)

Net realized gain (loss)	(982,299)	424,834	207,643	271,119	317,282	756,072

Realized gains (losses)	(982,299)	3,834,977	207,643	271,119	317,283	756,071

Unrealized appreciation (depreciation) during the period	(11,269,374)	(6,902,683)	(1,845,239)	1,556,341	(4,447,207)	3,516,159

Net increase (decrease) in net assets from operations	(10,682,374)	(1,557,166)	(994,076)	2,320,496	(2,457,677)	5,509,840

Changes from principal transactions:

Purchase payments	5,035,628	4,853,108	380,585	724,710	2,287,920	2,358,266

Transfers between sub-accounts and the company	(3,729,919)	3,290,021	389,750	(62,713)	(1,091,657)	410,041

Transfers on general account policy loans	(473,547)	(9,172)	163,191	(90,562)	(69,575)	95,110

Withdrawals	(713,383)	(2,895,862)	(311,484)	(693,377)	(663,516)	(875,385)

Annual contract fee	(3,104,833)	(3,180,453)	(943,747)	(830,093)	(1,874,647)	(1,700,542)

Net increase (decrease) in net assets from principal transactions	(2,986,054)	2,057,642	(321,705)	(952,035)	(1,411,475)	287,490

Total increase (decrease) in net assets	(13,668,428)	500,476	(1,315,781)	1,368,461	(3,869,152)	5,797,330

Net assets at beginning of period	80,328,451	79,827,975	19,249,290	17,880,829	48,016,991	42,219,661

Net assets at end of period	$66,660,023	$80,328,451	$17,933,509	$19,249,290	$44,147,839	$48,016,991

	2022	2021	2022	2021	2022	2021

Units, beginning of period	4,030,761	3,926,083	595,010	625,087	2,293,197	2,281,402

Units issued	416,184	707,276	81,114	33,156	255,170	300,731

Units redeemed	(574,597)	(602,598)	(94,042)	(63,233)	(334,763)	(288,936)

Units, end of period	3,872,348	4,030,761	582,082	595,010	2,213,604	2,293,197

See accompanying notes.

28 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV		Equity Income Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$187,356	$133,550	$2,441,877	$1,832,007	$717,553	$835,400

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	187,356	133,550	2,441,877	1,832,007	717,553	835,400

Realized gains (losses) on investments:

Capital gain distributions received	-	-	1	2	4,366,713	869,076

Net realized gain (loss)	(153,676)	60,038	(394,520)	920,197	(72,667)	(412,415)

Realized gains (losses)	(153,676)	60,038	(394,519)	920,199	4,294,046	456,661

Unrealized appreciation (depreciation) during the period	(734,506)	384,016	(10,497,515)	4,706,638	(6,480,951)	8,250,833

Net increase (decrease) in net assets from operations	(700,826)	577,604	(8,450,157)	7,458,844	(1,469,352)	9,542,894

Changes from principal transactions:

Purchase payments	110,253	155,939	3,565,472	3,938,943	859,309	894,792

Transfers between sub-accounts and the company	3,428	294,302	(4,566,260)	2,032,703	(563,590)	(1,000,953)

Transfers on general account policy loans	33,273	37,937	(305,241)	(285,100)	(122,697)	(230,846)

Withdrawals	(46,855)	(137,665)	(1,471,534)	(1,612,644)	(834,286)	(2,482,814)

Annual contract fee	(209,405)	(194,620)	(2,242,265)	(2,103,811)	(1,958,562)	(1,781,689)

Net increase (decrease) in net assets from principal transactions	(109,306)	155,893	(5,019,828)	1,970,091	(2,619,826)	(4,601,510)

Total increase (decrease) in net assets	(810,132)	733,497	(13,469,985)	9,428,935	(4,089,178)	4,941,384

Net assets at beginning of period	5,687,100	4,953,603	75,265,876	65,836,941	43,361,157	38,419,773

Net assets at end of period	$4,876,968	$5,687,100	$61,795,891	$75,265,876	$39,271,979	$43,361,157

	2022	2021	2022	2021	2022	2021

Units, beginning of period	288,308	279,197	4,733,440	4,606,146	505,297	561,594

Units issued	106,642	69,868	434,399	651,324	50,352	42,692

Units redeemed	(115,038)	(60,757)	(770,019)	(524,030)	(81,874)	(98,989)

Units, end of period	279,912	288,308	4,397,820	4,733,440	473,775	505,297

See accompanying notes.

29 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series NAV		Financial Industries Trust Series I		Financial Industries Trust Series NAV

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$2,391,631	$2,574,487	$54,500	$22,990	$369,049	$133,532

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	2,391,631	2,574,487	54,500	22,990	369,049	133,532

Realized gains (losses) on investments:

Capital gain distributions received	14,158,914	2,617,187	403,426	14,380	2,673,104	78,476

Net realized gain (loss)	362,305	(1,335,662)	(165,341)	183,388	139,741	202,845

Realized gains (losses)	14,521,219	1,281,525	238,085	197,768	2,812,845	281,321

Unrealized appreciation (depreciation) during the period	(21,356,265)	24,136,195	(879,252)	315,314	(5,572,102)	3,076,123

Net increase (decrease) in net assets from operations	(4,443,415)	27,992,207	(586,667)	536,072	(2,390,208)	3,490,976

Changes from principal transactions:

Purchase payments	5,018,409	5,121,687	42,960	43,556	768,964	789,370

Transfers between sub-accounts and the company	1,086,340	(3,822,444)	(1,582,066)	2,048,085	1,014,669	1,606,358

Transfers on general account policy loans	(58,812)	(487,077)	13,136	(8,975)	(7,164)	(34,415)

Withdrawals	(2,153,116)	(3,586,455)	(8,464)	(82,892)	(322,416)	(393,818)

Annual contract fee	(4,370,941)	(3,750,461)	(132,090)	(97,113)	(495,662)	(434,993)

Net increase (decrease) in net assets from principal transactions	(478,120)	(6,524,750)	(1,666,524)	1,902,661	958,391	1,532,502

Total increase (decrease) in net assets	(4,921,535)	21,467,457	(2,253,191)	2,438,733	(1,431,817)	5,023,478

Net assets at beginning of period	134,115,295	112,647,838	4,456,628	2,017,889	16,334,997	11,311,519

Net assets at end of period	$129,193,760	$134,115,295	$2,203,437	$4,456,628	$14,903,180	$16,334,997

	2022	2021	2022	2021	2022	2021

Units, beginning of period	1,559,146	1,643,417	94,173	55,322	285,822	256,711

Units issued	157,519	120,832	24,841	67,494	62,819	62,913

Units redeemed	(162,163)	(205,103)	(65,081)	(28,643)	(46,788)	(33,802)

Units, end of period	1,554,502	1,559,146	53,933	94,173	301,853	285,822

See accompanying notes.

30 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$4,914	$2,253	$95,350	$60,783	$427,877	$318,947

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	4,914	2,253	95,350	60,783	427,877	318,947

Realized gains (losses) on investments:

Capital gain distributions received	203,695	155,826	3,191,931	3,018,645	5,180,309	4,754,170

Net realized gain (loss)	(376,604)	790,591	1,314,813	1,706,467	2,173,066	2,719,934

Realized gains (losses)	(172,909)	946,417	4,506,744	4,725,112	7,353,375	7,474,104

Unrealized appreciation (depreciation) during the period	(357,376)	(408,266)	(14,651,450)	4,875,087	(11,366,453)	2,746,442

Net increase (decrease) in net assets from operations	(525,371)	540,404	(10,049,356)	9,660,982	(3,585,201)	10,539,493

Changes from principal transactions:

Purchase payments	56,155	39,698	1,723,837	1,361,976	773,405	890,006

Transfers between sub-accounts and the company	274,551	172,443	256,936	1,498,893	683,347	77,588

Transfers on general account policy loans	(166,371)	(12,158)	(117,362)	(327,598)	(11,560)	27,303

Withdrawals	(18,372)	(23,331)	(862,366)	(901,596)	(800,295)	(1,821,294)

Annual contract fee	(117,211)	(97,823)	(1,392,859)	(1,194,000)	(2,023,344)	(1,770,152)

Net increase (decrease) in net assets from principal transactions	28,752	78,829	(391,814)	437,675	(1,378,447)	(2,596,549)

Total increase (decrease) in net assets	(496,619)	619,233	(10,441,170)	10,098,657	(4,963,648)	7,942,944

Net assets at beginning of period	2,298,608	1,679,375	41,419,968	31,321,311	43,480,465	35,537,521

Net assets at end of period	$1,801,989	$2,298,608	$30,978,798	$41,419,968	$38,516,817	$43,480,465

	2022	2021	2022	2021	2022	2021

Units, beginning of period	22,304	21,282	674,172	666,204	730,657	776,135

Units issued	24,677	24,500	78,940	88,328	90,031	72,097

Units redeemed	(23,887)	(23,478)	(87,362)	(80,360)	(117,507)	(117,575)

Units, end of period	23,094	22,304	665,750	674,172	703,181	730,657

See accompanying notes.

31 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series NAV		Global Equity Trust Series I		Global Equity Trust Series NAV

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$994,456	$678,665	$240,914	$-	$913,324	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	994,456	678,665	240,914	-	913,324	-

Realized gains (losses) on investments:

Capital gain distributions received	11,493,963	9,552,274	566,478	-	2,107,542	-

Net realized gain (loss)	2,666,306	4,580,964	167,750	272,634	269,237	503,800

Realized gains (losses)	14,160,269	14,133,238	734,228	272,634	2,376,779	503,800

Unrealized appreciation (depreciation) during the period	(22,413,015)	5,806,149	(2,542,292)	1,733,558	(8,874,404)	6,228,360

Net increase (decrease) in net assets from operations	(7,258,290)	20,618,052	(1,567,150)	2,006,192	(5,584,301)	6,732,160

Changes from principal transactions:

Purchase payments	4,366,333	4,561,683	297,304	305,318	1,843,626	1,867,843

Transfers between sub-accounts and the company	3,470,898	(835,021)	(211,430)	(286,282)	1,378,773	(658,414)

Transfers on general account policy loans	(273,713)	(138,217)	21,389	(15,058)	(200,802)	(300,087)

Withdrawals	(992,380)	(890,513)	(457,231)	(377,454)	(703,499)	(943,349)

Annual contract fee	(3,198,311)	(2,553,017)	(474,657)	(467,744)	(1,112,650)	(1,039,509)

Net increase (decrease) in net assets from principal transactions	3,372,827	144,915	(824,625)	(841,220)	1,205,448	(1,073,516)

Total increase (decrease) in net assets	(3,885,463)	20,762,967	(2,391,775)	1,164,972	(4,378,853)	5,658,644

Net assets at beginning of period	89,443,621	68,680,654	10,899,450	9,734,478	37,813,761	32,155,117

Net assets at end of period	$85,558,158	$89,443,621	$8,507,675	$10,899,450	$33,434,908	$37,813,761

	2022	2021	2022	2021	2022	2021

Units, beginning of period	2,127,692	2,123,884	218,621	236,785	1,397,612	1,441,874

Units issued	338,986	299,621	10,944	19,449	166,730	101,156

Units redeemed	(257,761)	(295,813)	(29,189)	(37,613)	(113,807)	(145,418)

Units, end of period	2,208,917	2,127,692	200,376	218,621	1,450,535	1,397,612

See accompanying notes.

32 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series I		Health Sciences Trust Series NAV		High Yield Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$-	$-	$-	$-	$471,386	$457,532

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	-	-	-	471,386	457,532

Realized gains (losses) on investments:

Capital gain distributions received	1,547,183	1,535,543	8,475,708	7,656,328	-	-

Net realized gain (loss)	20,140	988,257	412,815	2,074,776	(234,658)	46,849

Realized gains (losses)	1,567,323	2,523,800	8,888,523	9,731,104	(234,658)	46,849

Unrealized appreciation (depreciation) during the period	(3,391,743)	(1,006,355)	(19,535,612)	(1,589,406)	(1,434,978)	(49,555)

Net increase (decrease) in net assets from operations	(1,824,420)	1,517,445	(10,647,089)	8,141,698	(1,198,250)	454,826

Changes from principal transactions:

Purchase payments	120,829	145,620	3,328,179	3,499,919	(122,460)	440,381

Transfers between sub-accounts and the company	1,414,327	231,652	2,114,802	3,045,694	368,991	1,298,357

Transfers on general account policy loans	(73,562)	(818,589)	(520,439)	(446,257)	282,969	35

Withdrawals	(534,620)	(432,830)	(1,598,776)	(1,278,313)	(303,759)	(360,760)

Annual contract fee	(431,993)	(405,100)	(2,614,462)	(2,321,697)	(492,904)	(442,888)

Net increase (decrease) in net assets from principal transactions	494,981	(1,279,247)	709,304	2,499,346	(267,163)	935,125

Total increase (decrease) in net assets	(1,329,439)	238,198	(9,937,785)	10,641,044	(1,465,413)	1,389,951

Net assets at beginning of period	14,186,171	13,947,973	82,148,348	71,507,304	9,247,081	7,857,130

Net assets at end of period	$12,856,732	$14,186,171	$72,210,563	$82,148,348	$7,781,668	$9,247,081

	2022	2021	2022	2021	2022	2021

Units, beginning of period	87,272	95,410	646,215	625,677	200,724	180,407

Units issued	21,345	18,210	89,586	89,352	31,388	39,559

Units redeemed	(17,614)	(26,348)	(82,737)	(68,814)	(37,392)	(19,242)

Units, end of period	91,003	87,272	653,064	646,215	194,720	200,724

See accompanying notes.

33 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series NAV		International Equity Index Series I		International Equity Index Series NAV

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$2,662,440	$2,200,362	$380,109	$505,293	$3,390,954	$3,416,894

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	2,662,440	2,200,362	380,109	505,293	3,390,954	3,416,894

Realized gains (losses) on investments:

Capital gain distributions received	1	-	64,640	235,317	566,195	1,562,254

Net realized gain (loss)	(1,090,723)	46,819	110,782	907,558	382,195	2,718,599

Realized gains (losses)	(1,090,722)	46,819	175,422	1,142,875	948,390	4,280,853

Unrealized appreciation (depreciation) during the period	(7,850,380)	33,732	(3,434,978)	(410,115)	(25,308,276)	1,206,259

Net increase (decrease) in net assets from operations	(6,278,662)	2,280,913	(2,879,447)	1,238,053	(20,968,932)	8,904,006

Changes from principal transactions:

Purchase payments	2,374,749	2,253,722	340,635	401,758	6,165,154	7,062,442

Transfers between sub-accounts and the company	2,960,955	7,416,290	(1,263,788)	2,130,064	5,748,087	5,298,828

Transfers on general account policy loans	(35,722)	(46,242)	(9,149)	(79,192)	273,746	(625,789)

Withdrawals	(795,364)	(2,120,504)	(412,573)	(1,364,117)	(3,479,714)	(3,057,210)

Annual contract fee	(1,879,177)	(1,528,290)	(715,699)	(703,826)	(3,709,524)	(3,419,340)

Net increase (decrease) in net assets from principal transactions	2,625,441	5,974,976	(2,060,574)	384,687	4,997,749	5,258,931

Total increase (decrease) in net assets	(3,653,221)	8,255,889	(4,940,021)	1,622,740	(15,971,183)	14,162,937

Net assets at beginning of period	45,331,754	37,075,865	17,790,314	16,167,574	131,072,608	116,909,671

Net assets at end of period	$41,678,533	$45,331,754	$12,850,293	$17,790,314	$115,101,425	$131,072,608

	2022	2021	2022	2021	2022	2021

Units, beginning of period	1,485,213	1,284,997	988,965	967,099	1,851,836	1,777,145

Units issued	450,146	592,495	129,352	251,475	266,377	273,451

Units redeemed	(364,516)	(392,279)	(265,321)	(229,609)	(178,582)	(198,760)

Units, end of period	1,570,843	1,485,213	852,996	988,965	1,939,631	1,851,836

See accompanying notes.

34 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series NAV		Investment Quality Bond Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$94,978	$75,056	$707,556	$478,385	$279,681	$213,272

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	94,978	75,056	707,556	478,385	279,681	213,272

Realized gains (losses) on investments:

Capital gain distributions received	370,859	169,006	2,689,348	1,038,771	173,080	231,541

Net realized gain (loss)	(156,786)	384,424	(10,387)	1,188,067	(196,061)	92,676

Realized gains (losses)	214,073	553,430	2,678,961	2,226,838	(22,981)	324,217

Unrealized appreciation (depreciation) during the period	(1,379,711)	146,976	(10,130,548)	1,943,562	(1,784,455)	(667,585)

Net increase (decrease) in net assets from operations	(1,070,660)	775,462	(6,744,031)	4,648,785	(1,527,755)	(130,096)

Changes from principal transactions:

Purchase payments	129,687	146,132	2,090,190	2,221,952	280,659	523,912

Transfers between sub-accounts and the company	(210,137)	(155,904)	2,462,523	(1,418,809)	179,564	406,975

Transfers on general account policy loans	(140,447)	(81,097)	(136,968)	11,261	140,663	21,557

Withdrawals	(43,239)	(740,627)	(757,397)	(489,485)	(153,380)	(316,733)

Annual contract fee	(253,171)	(242,310)	(920,274)	(949,743)	(797,547)	(735,690)

Net increase (decrease) in net assets from principal transactions	(517,307)	(1,073,806)	2,738,074	(624,824)	(350,041)	(99,979)

Total increase (decrease) in net assets	(1,587,967)	(298,344)	(4,005,957)	4,023,961	(1,877,796)	(230,075)

Net assets at beginning of period	5,908,059	6,206,403	37,148,849	33,124,888	10,317,690	10,547,765

Net assets at end of period	$4,320,092	$5,908,059	$33,142,892	$37,148,849	$8,439,894	$10,317,690

	2022	2021	2022	2021	2022	2021

Units, beginning of period	238,744	285,253	1,491,769	1,513,323	240,341	242,688

Units issued	26,668	25,346	317,704	206,527	24,464	28,240

Units redeemed	(52,075)	(71,855)	(183,038)	(228,081)	(33,849)	(30,587)

Units, end of period	213,337	238,744	1,626,435	1,491,769	230,956	240,341

See accompanying notes.

35 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series NAV		Lifestyle Balanced Portfolio Series NAV		Lifestyle Conservative Portfolio Series NAV

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$1,185,396	$766,167	$3,277,606	$3,548,884	$200,424	$200,499

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	1,185,396	766,167	3,277,606	3,548,884	200,424	200,499

Realized gains (losses) on investments:

Capital gain distributions received	721,904	812,132	10,079,516	5,386,679	354,730	152,638

Net realized gain (loss)	(623,077)	217,281	(349,360)	917,049	(162,141)	39,654

Realized gains (losses)	98,827	1,029,413	9,730,156	6,303,728	192,589	192,292

Unrealized appreciation (depreciation) during the period	(7,072,203)	(2,132,504)	(33,954,853)	1,547,586	(1,397,412)	(173,010)

Net increase (decrease) in net assets from operations	(5,787,980)	(336,924)	(20,947,091)	11,400,198	(1,004,399)	219,781

Changes from principal transactions:

Purchase payments	2,863,199	2,540,117	12,371,175	12,011,636	535,017	447,213

Transfers between sub-accounts and the company	233,330	8,839,549	3,471,202	10,753,527	1,186,669	(234,010)

Transfers on general account policy loans	(167,214)	(159,179)	47,197	655,383	(12,437)	31,126

Withdrawals	(488,893)	(661,299)	(3,855,810)	(907,967)	(124,875)	(55,519)

Annual contract fee	(1,335,518)	(1,086,736)	(10,908,382)	(10,300,473)	(543,732)	(509,828)

Net increase (decrease) in net assets from principal transactions	1,104,904	9,472,452	1,125,382	12,212,106	1,040,642	(321,018)

Total increase (decrease) in net assets	(4,683,076)	9,135,528	(19,821,709)	23,612,304	36,243	(101,237)

Net assets at beginning of period	38,833,038	29,697,510	137,697,034	114,084,730	6,814,120	6,915,357

Net assets at end of period	$34,149,962	$38,833,038	$117,875,325	$137,697,034	$6,850,363	$6,814,120

	2022	2021	2022	2021	2022	2021

Units, beginning of period	1,909,006	1,442,243	7,734,574	7,017,434	456,868	477,296

Units issued	397,674	687,438	782,211	1,146,630	176,349	218,084

Units redeemed	(334,466)	(220,675)	(694,382)	(429,490)	(95,925)	(238,512)

Units, end of period	1,972,214	1,909,006	7,822,403	7,734,574	537,292	456,868

See accompanying notes.

36 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series NAV

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$28,205	$66,311	$11,601,459	$12,119,025	$1,005,782	$1,068,193

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	28,205	66,311	11,601,459	12,119,025	1,005,782	1,068,193

Realized gains (losses) on investments:

Capital gain distributions received	145,049	184,564	57,019,850	32,659,694	2,736,889	1,426,883

Net realized gain (loss)	(100,865)	15,035	102,995	3,551,232	(224,017)	218,262

Realized gains (losses)	44,184	199,599	57,122,845	36,210,926	2,512,872	1,645,145

Unrealized appreciation (depreciation) during the period	(485,463)	(3,628)	(152,153,022)	14,204,235	(9,424,516)	(197,566)

Net increase (decrease) in net assets from operations	(413,074)	262,282	(83,428,718)	62,534,186	(5,905,862)	2,515,772

Changes from principal transactions:

Purchase payments	117,910	17,686	31,075,088	31,821,554	3,757,551	3,467,222

Transfers between sub-accounts and the company	(1,191,307)	1,452,593	2,923,010	29,021,108	1,917,793	4,180,654

Transfers on general account policy loans	130,861	3,723	(719,207)	159,393	(178,941)	(109,626)

Withdrawals	(406,045)	(26,667)	(4,800,658)	(4,317,302)	(404,938)	(167,598)

Annual contract fee	(60,336)	(54,350)	(24,995,207)	(23,764,338)	(3,301,128)	(2,967,419)

Net increase (decrease) in net assets from principal transactions	(1,408,917)	1,392,985	3,483,026	32,920,415	1,790,337	4,403,233

Total increase (decrease) in net assets	(1,821,991)	1,655,267	(79,945,692)	95,454,601	(4,115,525)	6,919,005

Net assets at beginning of period	2,920,624	1,265,357	522,624,463	427,169,862	39,413,834	32,494,829

Net assets at end of period	$1,098,633	$2,920,624	$442,678,771	$522,624,463	$35,298,309	$39,413,834

	2022	2021	2022	2021	2022	2021

Units, beginning of period	166,894	82,488	26,224,095	24,463,210	2,346,754	2,074,696

Units issued	16,191	90,676	1,386,799	3,358,370	401,244	480,058

Units redeemed	(108,277)	(6,270)	(1,171,725)	(1,597,485)	(272,949)	(208,000)

Units, end of period	74,808	166,894	26,439,169	26,224,095	2,475,049	2,346,754

See accompanying notes.

37 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M Capital Appreciation		M International Equity		M Large Cap Growth

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$-	$-	$345,877	$341,726	$-	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	-	345,877	341,726	-	-

Realized gains (losses) on investments:

Capital gain distributions received	1,884,434	4,392,567	-	-	1,780,812	4,681,826

Net realized gain (loss)	(69,325)	378,004	134,228	407,368	281,421	1,622,338

Realized gains (losses)	1,815,109	4,770,571	134,228	407,368	2,062,233	6,304,164

Unrealized appreciation (depreciation) during the period	(6,639,592)	(584,384)	(2,633,131)	572,572	(9,111,964)	(1,326,810)

Net increase (decrease) in net assets from operations	(4,824,483)	4,186,187	(2,153,026)	1,321,666	(7,049,731)	4,977,354

Changes from principal transactions:

Purchase payments	1,337,743	1,112,182	920,121	616,894	1,423,510	1,355,240

Transfers between sub-accounts and the company	226,094	(1,690,626)	(156,015)	1,179,376	1,392,893	(1,135,049)

Transfers on general account policy loans	(208,735)	(67,410)	(121,016)	(18,128)	(239,410)	(92,004)

Withdrawals	(147,412)	(333,198)	(61,682)	(135,528)	(137,508)	(192,892)

Annual contract fee	(923,545)	(826,012)	(424,250)	(373,794)	(998,016)	(919,645)

Net increase (decrease) in net assets from principal transactions	284,145	(1,805,064)	157,158	1,268,820	1,441,469	(984,350)

Total increase (decrease) in net assets	(4,540,338)	2,381,123	(1,995,868)	2,590,486	(5,608,262)	3,993,004

Net assets at beginning of period	26,396,232	24,015,109	14,409,532	11,819,046	27,297,900	23,304,896

Net assets at end of period	$21,855,894	$26,396,232	$12,413,664	$14,409,532	$21,689,638	$27,297,900

	2022	2021	2022	2021	2022	2021

Units, beginning of period	150,342	161,042	316,767	288,520	183,577	190,412

Units issued	14,122	13,380	50,790	71,596	23,935	26,081

Units redeemed	(12,398)	(24,080)	(49,658)	(43,349)	(11,960)	(32,916)

Units, end of period	152,066	150,342	317,899	316,767	195,552	183,577

See accompanying notes.

38 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M Large Cap Value		Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series NAV

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$410,812	$311,310	$1,239,927	$1,431,256	$11,270,611	$13,007,786

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	410,812	311,310	1,239,927	1,431,256	11,270,611	13,007,786

Realized gains (losses) on investments:

Capital gain distributions received	925,765	-	1,454,068	-	13,050,503	1

Net realized gain (loss)	346,597	355,235	(486,867)	281,135	(4,909,182)	419,202

Realized gains (losses)	1,272,362	355,235	967,201	281,135	8,141,321	419,203

Unrealized appreciation (depreciation) during the period	(1,997,404)	4,049,830	(10,762,414)	3,611,121	(95,927,109)	33,349,001

Net increase (decrease) in net assets from operations	(314,230)	4,716,375	(8,555,286)	5,323,512	(76,515,177)	46,775,990

Changes from principal transactions:

Purchase payments	1,406,970	1,140,619	1,118,028	1,208,642	23,167,931	28,762,438

Transfers between sub-accounts and the company	(383,441)	(74,187)	94,873	781,253	(12,593,033)	(7,758,039)

Transfers on general account policy loans	(209,744)	(33,466)	(116,701)	79,594	(1,700,345)	(6,519)

Withdrawals	(95,048)	(134,174)	(594,164)	(3,045,099)	(6,767,223)	(10,476,844)

Annual contract fee	(797,140)	(624,038)	(2,596,330)	(2,583,393)	(21,835,409)	(22,200,925)

Net increase (decrease) in net assets from principal transactions	(78,403)	274,754	(2,094,294)	(3,559,003)	(19,728,079)	(11,679,889)

Total increase (decrease) in net assets	(392,633)	4,991,129	(10,649,580)	1,764,509	(96,243,256)	35,096,101

Net assets at beginning of period	20,410,503	15,419,374	57,355,256	55,590,747	513,720,275	478,627,720

Net assets at end of period	$20,017,870	$20,410,503	$46,705,676	$57,355,256	$417,476,038	$513,720,275

	2022	2021	2022	2021	2022	2021

Units, beginning of period	507,919	498,853	1,107,299	1,177,961	19,875,035	20,346,206

Units issued	55,894	105,805	46,056	31,730	524,330	778,097

Units redeemed	(58,334)	(96,739)	(91,543)	(102,392)	(1,401,888)	(1,249,268)

Units, end of period	505,479	507,919	1,061,812	1,107,299	18,997,477	19,875,035

See accompanying notes.

39 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series NAV		Managed Volatility Growth Portfolio Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$63,673	$69,332	$942,328	$1,138,113	$1,493,588	$1,647,706

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	63,673	69,332	942,328	1,138,113	1,493,588	1,647,706

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	1,314,784	-

Net realized gain (loss)	(17,526)	947	(341,486)	(46,859)	234,504	1,332,442

Realized gains (losses)	(17,526)	947	(341,486)	(46,859)	1,549,288	1,332,442

Unrealized appreciation (depreciation) during the period	(384,181)	12,078	(6,087,430)	180,250	(14,200,393)	5,293,586

Net increase (decrease) in net assets from operations	(338,034)	82,357	(5,486,588)	1,271,504	(11,157,517)	8,273,734

Changes from principal transactions:

Purchase payments	19,390	118,947	2,593,393	2,757,710	2,025,069	2,126,143

Transfers between sub-accounts and the company	381,757	31,960	147,775	(547,105)	(302,760)	8,028,201

Transfers on general account policy loans	618	1,542	(139,356)	34,624	(107,777)	540,120

Withdrawals	(63,916)	(299,476)	(694,521)	(1,003,686)	(1,433,743)	(3,798,759)

Annual contract fee	(128,051)	(156,457)	(2,084,689)	(2,003,606)	(4,015,093)	(3,603,004)

Net increase (decrease) in net assets from principal transactions	209,798	(303,484)	(177,398)	(762,063)	(3,834,304)	3,292,701

Total increase (decrease) in net assets	(128,236)	(221,127)	(5,663,986)	509,441	(14,991,821)	11,566,435

Net assets at beginning of period	2,299,698	2,520,825	37,027,303	36,517,862	76,258,576	64,692,141

Net assets at end of period	$2,171,462	$2,299,698	$31,363,317	$37,027,303	$61,266,755	$76,258,576

	2022	2021	2022	2021	2022	2021

Units, beginning of period	48,986	55,544	1,680,367	1,715,593	1,560,711	1,493,978

Units issued	10,978	3,369	125,399	118,254	44,052	335,692

Units redeemed	(5,674)	(9,927)	(136,800)	(153,480)	(132,060)	(268,959)

Units, end of period	54,290	48,986	1,668,966	1,680,367	1,472,703	1,560,711

See accompanying notes.

40 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I		Managed Volatility Moderate Portfolio Series NAV

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$18,582,336	$19,914,832	$294,506	$364,196	$2,633,871	$3,075,826

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	18,582,336	19,914,832	294,506	364,196	2,633,871	3,075,826

Realized gains (losses) on investments:

Capital gain distributions received	16,006,037	1	346,670	-	2,991,244	-

Net realized gain (loss)	(2,838,850)	3,762,185	(303,059)	(96,828)	(1,717,689)	(923,608)

Realized gains (losses)	13,167,187	3,762,186	43,611	(96,828)	1,273,555	(923,608)

Unrealized appreciation (depreciation) during the period	(164,632,268)	67,098,079	(2,313,575)	761,932	(20,513,438)	6,239,276

Net increase (decrease) in net assets from operations	(132,882,745)	90,775,097	(1,975,458)	1,029,300	(16,606,012)	8,391,494

Changes from principal transactions:

Purchase payments	48,749,021	50,040,011	138,621	134,408	5,496,593	7,814,732

Transfers between sub-accounts and the company	(16,500,385)	183,099,378	(2,804)	15,836	(979,620)	(2,630,845)

Transfers on general account policy loans	(3,320,297)	(1,969,815)	(8,926)	(15,530)	(246,301)	404,257

Withdrawals	(16,117,607)	(21,187,324)	(480,194)	(417,690)	(2,473,379)	(3,419,348)

Annual contract fee	(36,083,705)	(34,325,495)	(648,590)	(619,891)	(4,968,324)	(4,956,316)

Net increase (decrease) in net assets from principal transactions	(23,272,973)	175,656,755	(1,001,893)	(902,867)	(3,171,031)	(2,787,520)

Total increase (decrease) in net assets	(156,155,718)	266,431,852	(2,977,351)	126,433	(19,777,043)	5,603,974

Net assets at beginning of period	904,262,465	637,830,613	13,454,477	13,328,044	112,017,577	106,413,603

Net assets at end of period	$748,106,747	$904,262,465	$10,477,126	$13,454,477	$92,240,534	$112,017,577

	2022	2021	2022	2021	2022	2021

Units, beginning of period	34,413,123	27,393,085	256,988	274,627	4,429,486	4,545,688

Units issued	1,035,410	9,262,511	1,005	5,284	187,726	282,104

Units redeemed	(2,036,255)	(2,242,473)	(22,907)	(22,923)	(331,516)	(398,306)

Units, end of period	33,412,278	34,413,123	235,086	256,988	4,285,696	4,429,486

See accompanying notes.

41 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Growth Trust Series I		Mid Cap Growth Trust Series NAV		Mid Cap Index Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$-	$-	$-	$-	$297,719	$264,814

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	-	-	-	297,719	264,814

Realized gains (losses) on investments:

Capital gain distributions received	7,834,398	9,069,730	22,775,041	22,414,965	3,736,403	1,632,621

Net realized gain (loss)	(591,302)	2,354,759	(7,403,559)	4,793,856	(6,200)	582,687

Realized gains (losses)	7,243,096	11,424,489	15,371,482	27,208,821	3,730,203	2,215,308

Unrealized appreciation (depreciation) during the period	(17,613,967)	(10,189,273)	(44,118,853)	(25,316,258)	(8,168,588)	3,978,730

Net increase (decrease) in net assets from operations	(10,370,871)	1,235,216	(28,747,371)	1,892,563	(4,140,666)	6,458,852

Changes from principal transactions:

Purchase payments	340,732	325,655	3,429,207	3,537,716	360,178	467,512

Transfers between sub-accounts and the company	(1,092,160)	(141,491)	(3,264,361)	11,390,990	(394,343)	211,884

Transfers on general account policy loans	7,246	(428,239)	(43,320)	(627,479)	179,664	(54,140)

Withdrawals	(755,814)	(3,383,994)	(923,799)	(2,648,509)	(777,044)	(1,769,352)

Annual contract fee	(957,243)	(1,105,868)	(2,233,038)	(2,391,566)	(1,133,967)	(1,163,204)

Net increase (decrease) in net assets from principal transactions	(2,457,239)	(4,733,937)	(3,035,311)	9,261,152	(1,765,512)	(2,307,300)

Total increase (decrease) in net assets	(12,828,110)	(3,498,721)	(31,782,682)	11,153,715	(5,906,178)	4,151,552

Net assets at beginning of period	30,941,909	34,440,630	86,505,880	75,352,165	31,522,866	27,371,314

Net assets at end of period	$18,113,799	$30,941,909	$54,723,198	$86,505,880	$25,616,688	$31,522,866

	2022	2021	2022	2021	2022	2021

Units, beginning of period	302,506	348,666	387,346	349,465	353,541	381,298

Units issued	30,784	17,216	68,785	106,606	18,323	20,819

Units redeemed	(62,334)	(63,376)	(81,411)	(68,725)	(39,978)	(48,576)

Units, end of period	270,956	302,506	374,720	387,346	331,886	353,541

See accompanying notes.

42 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series NAV		Mid Value Trust Series I		Mid Value Trust Series NAV

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$1,163,339	$961,464	$108,085	$131,915	$435,095	$433,419

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	1,163,339	961,464	108,085	131,915	435,095	433,419

Realized gains (losses) on investments:

Capital gain distributions received	13,959,079	5,588,117	1,410,967	641,548	5,374,125	2,012,624

Net realized gain (loss)	(7,918)	1,976,906	55,553	46,593	92,690	289,079

Realized gains (losses)	13,951,161	7,565,023	1,466,520	688,141	5,466,815	2,301,703

Unrealized appreciation (depreciation) during the period	(29,717,733)	12,929,485	(2,159,922)	2,011,326	(7,841,974)	5,800,014

Net increase (decrease) in net assets from operations	(14,603,233)	21,455,972	(585,317)	2,831,382	(1,940,064)	8,535,136

Changes from principal transactions:

Purchase payments	4,931,531	5,259,633	35,953	346,441	2,061,155	2,119,418

Transfers between sub-accounts and the company	3,157,823	(2,905,073)	(343,008)	(126,964)	3,961,986	1,170,061

Transfers on general account policy loans	(58,002)	(324,583)	12,021	(173,691)	(88,143)	(88,246)

Withdrawals	(1,501,936)	(2,090,881)	(154,669)	(707,976)	(950,956)	(1,190,099)

Annual contract fee	(3,594,754)	(3,190,208)	(505,486)	(445,892)	(1,677,740)	(1,335,024)

Net increase (decrease) in net assets from principal transactions	2,934,662	(3,251,112)	(955,189)	(1,108,082)	3,306,302	676,110

Total increase (decrease) in net assets	(11,668,571)	18,204,860	(1,540,506)	1,723,300	1,366,238	9,211,246

Net assets at beginning of period	107,801,664	89,596,804	13,510,557	11,787,257	44,193,061	34,981,815

Net assets at end of period	$96,133,093	$107,801,664	$11,970,051	$13,510,557	$45,559,299	$44,193,061

	2022	2021	2022	2021	2022	2021

Units, beginning of period	1,837,283	1,897,688	268,281	290,993	569,624	560,299

Units issued	210,566	258,596	33,484	26,232	113,219	86,256

Units redeemed	(156,201)	(319,001)	(53,375)	(48,944)	(69,223)	(76,931)

Units, end of period	1,891,648	1,837,283	248,390	268,281	613,620	569,624

See accompanying notes.

43 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust Series I		Money Market Trust Series NAV		Opportunistic Fixed Income Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$314,123	$878	$1,965,146	$4,355	$100,553	$143,340

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	314,123	878	1,965,146	4,355	100,553	143,340

Realized gains (losses) on investments:

Capital gain distributions received	-	-	7	-	42,321	195,650

Net realized gain (loss)	-	-	-	-	(94,480)	5,696

Realized gains (losses)	-	-	7	-	(52,159)	201,346

Unrealized appreciation (depreciation) during the period	-	(1)	(2)	-	(534,126)	(449,553)

Net increase (decrease) in net assets from operations	314,123	877	1,965,151	4,355	(485,732)	(104,867)

Changes from principal transactions:

Purchase payments	1,817,003	1,852,019	147,668,507	138,266,393	121,245	106,470

Transfers between sub-accounts and the company	5,765,080	(2,136,426)	(117,271,174)	(136,933,169)	(112,979)	700,224

Transfers on general account policy loans	330,831	204,258	(529,052)	440,273	1,535	(27,595)

Withdrawals	(3,837,051)	(3,098,103)	4,894,254	2,106,005	(719,107)	(245,296)

Annual contract fee	(2,890,754)	(2,691,896)	(10,657,137)	(7,696,443)	(258,605)	(279,520)

Net increase (decrease) in net assets from principal transactions	1,185,109	(5,870,148)	24,105,398	(3,816,941)	(967,911)	254,283

Total increase (decrease) in net assets	1,499,232	(5,869,271)	26,070,549	(3,812,586)	(1,453,643)	149,416

Net assets at beginning of period	22,565,484	28,434,755	133,268,590	137,081,176	4,978,403	4,828,987

Net assets at end of period	$24,064,716	$22,565,484	$159,339,139	$133,268,590	$3,524,760	$4,978,403

	2022	2021	2022	2021	2022	2021

Units, beginning of period	875,268	1,104,050	12,727,676	13,092,507	128,865	122,462

Units issued	437,130	179,106	17,770,091	19,127,770	4,412	23,997

Units redeemed	(390,853)	(407,888)	(15,479,616)	(19,492,601)	(30,625)	(17,594)

Units, end of period	921,545	875,268	15,018,151	12,727,676	102,652	128,865

See accompanying notes.

44 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Opportunistic Fixed Income Trust Series NAV		PIMCO All Asset		Real Estate Securities Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$933,162	$1,170,995	$3,742,074	$3,747,211	$238,236	$374,131

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	933,162	1,170,995	3,742,074	3,747,211	238,236	374,131

Realized gains (losses) on investments:

Capital gain distributions received	385,546	1,570,470	1,177,015	-	1,816,202	-

Net realized gain (loss)	(793,280)	128,456	(924,951)	553,676	1,177,933	2,171,261

Realized gains (losses)	(407,734)	1,698,926	252,064	553,676	2,994,135	2,171,261

Unrealized appreciation (depreciation) during the period	(4,708,480)	(3,648,871)	(8,250,417)	835,544	(11,048,664)	7,135,800

Net increase (decrease) in net assets from operations	(4,183,052)	(778,950)	(4,256,279)	5,136,431	(7,816,293)	9,681,192

Changes from principal transactions:

Purchase payments	2,005,013	2,348,782	1,144,668	1,305,628	353,543	360,285

Transfers between sub-accounts and the company	(5,407,023)	7,757,099	(4,591,951)	(454,947)	(968,504)	420,913

Transfers on general account policy loans	(110,876)	3,788	(74,921)	(48,630)	(66,705)	143,876

Withdrawals	(649,352)	(1,291,347)	(544,647)	(1,230,528)	(811,650)	(2,553,490)

Annual contract fee	(1,060,136)	(1,168,349)	(1,094,045)	(967,846)	(902,983)	(969,756)

Net increase (decrease) in net assets from principal transactions	(5,222,374)	7,649,973	(5,160,896)	(1,396,323)	(2,396,299)	(2,598,172)

Total increase (decrease) in net assets	(9,405,426)	6,871,023	(9,417,175)	3,740,108	(10,212,592)	7,083,020

Net assets at beginning of period	41,689,786	34,818,763	36,227,057	32,486,949	28,825,299	21,742,279

Net assets at end of period	$32,284,360	$41,689,786	$26,809,882	$36,227,057	$18,612,707	$28,825,299

	2022	2021	2022	2021	2022	2021

Units, beginning of period	1,072,656	877,425	1,484,917	1,539,270	86,004	95,225

Units issued	75,516	291,071	134,389	190,152	2,246	6,179

Units redeemed	(215,310)	(95,840)	(371,588)	(244,505)	(10,572)	(15,400)

Units, end of period	932,862	1,072,656	1,247,718	1,484,917	77,678	86,004

See accompanying notes.

45 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series NAV		Science & Technology Trust Series I		Science & Technology Trust Series NAV

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$829,876	$1,077,821	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	829,876	1,077,821	-	-	-	-

Realized gains (losses) on investments:

Capital gain distributions received	6,037,953	-	11,748,764	8,148,007	26,614,419	15,899,350

Net realized gain (loss)	1,378,245	2,488,910	(210,473)	3,602,491	(987,932)	3,399,297

Realized gains (losses)	7,416,198	2,488,910	11,538,291	11,750,498	25,626,487	19,298,647

Unrealized appreciation (depreciation) during the period	(31,783,295)	23,371,996	(24,685,953)	(8,304,100)	(54,367,670)	(12,955,948)

Net increase (decrease) in net assets from operations	(23,537,221)	26,938,727	(13,147,662)	3,446,398	(28,741,183)	6,342,699

Changes from principal transactions:

Purchase payments	3,359,247	3,684,554	287,890	392,132	3,351,086	2,962,430

Transfers between sub-accounts and the company	2,643,196	(1,734,485)	990,888	(837,551)	4,379,904	1,898,093

Transfers on general account policy loans	(40,573)	(70,285)	45,327	(1,188,225)	(338,705)	(1,071,026)

Withdrawals	(1,527,046)	(1,500,907)	(1,076,965)	(1,941,496)	(996,709)	(1,271,740)

Annual contract fee	(2,366,828)	(2,161,188)	(1,085,170)	(1,262,443)	(2,323,068)	(2,351,487)

Net increase (decrease) in net assets from principal transactions	2,067,996	(1,782,311)	(838,030)	(4,837,583)	4,072,508	166,270

Total increase (decrease) in net assets	(21,469,225)	25,156,416	(13,985,692)	(1,391,185)	(24,668,675)	6,508,969

Net assets at beginning of period	83,112,581	57,956,165	37,416,110	38,807,295	80,113,520	73,604,551

Net assets at end of period	$61,643,356	$83,112,581	$23,430,418	$37,416,110	$55,444,845	$80,113,520

	2022	2021	2022	2021	2022	2021

Units, beginning of period	295,498	302,488	288,462	324,700	776,617	774,755

Units issued	49,581	31,561	39,594	23,040	144,045	91,534

Units redeemed	(38,761)	(38,551)	(47,240)	(59,278)	(85,573)	(89,672)

Units, end of period	306,318	295,498	280,816	288,462	835,089	776,617

See accompanying notes.

46 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Select Bond Trust Series I		Select Bond Trust Series NAV		Short Term Government Income Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$78,934	$85,092	$909,595	$889,393	$56,329	$83,106

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	78,934	85,092	909,595	889,393	56,329	83,106

Realized gains (losses) on investments:

Capital gain distributions received	21,164	14,348	239,761	147,355	-	-

Net realized gain (loss)	(29,005)	23,969	(236,523)	72,527	(134,054)	(18,416)

Realized gains (losses)	(7,841)	38,317	3,238	219,882	(134,054)	(18,416)

Unrealized appreciation (depreciation) during the period	(503,937)	(160,958)	(5,591,856)	(1,438,176)	(200,720)	(142,962)

Net increase (decrease) in net assets from operations	(432,844)	(37,549)	(4,679,023)	(328,901)	(278,445)	(78,272)

Changes from principal transactions:

Purchase payments	69,843	99,313	1,623,328	1,805,748	601,524	563,847

Transfers between sub-accounts and the company	374,418	(91,662)	2,479,933	2,398,874	(119,231)	(648,653)

Transfers on general account policy loans	4,722	(4,182)	(60,659)	33,908	6,375	929

Withdrawals	(64,934)	(128,099)	(802,270)	(415,307)	(55,569)	(265,630)

Annual contract fee	(132,413)	(133,200)	(1,219,559)	(1,077,168)	(891,173)	(815,721)

Net increase (decrease) in net assets from principal transactions	251,636	(257,830)	2,020,773	2,746,055	(458,074)	(1,165,228)

Total increase (decrease) in net assets	(181,208)	(295,379)	(2,658,250)	2,417,154	(736,519)	(1,243,500)

Net assets at beginning of period	3,026,761	3,322,140	31,368,329	28,951,175	4,716,794	5,960,294

Net assets at end of period	$2,845,553	$3,026,761	$28,710,079	$31,368,329	$3,980,275	$4,716,794

	2022	2021	2022	2021	2022	2021

Units, beginning of period	216,698	234,988	2,234,921	2,039,066	410,348	510,361

Units issued	43,312	16,901	398,099	313,664	89,755	86,211

Units redeemed	(22,566)	(35,191)	(250,018)	(117,809)	(129,830)	(186,224)

Units, end of period	237,444	216,698	2,383,002	2,234,921	370,273	410,348

See accompanying notes.

47 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series NAV		Small Cap Index Trust Series I		Small Cap Index Trust Series NAV

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$504,456	$631,508	$88,061	$64,050	$657,128	$410,682

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	504,456	631,508	88,061	64,050	657,128	410,682

Realized gains (losses) on investments:

Capital gain distributions received	-	-	1,188,924	795,670	8,432,627	4,718,073

Net realized gain (loss)	(378,321)	(34,592)	(23,640)	473,301	(372,574)	2,618,218

Realized gains (losses)	(378,321)	(34,592)	1,165,284	1,268,971	8,060,053	7,336,291

Unrealized appreciation (depreciation) during the period	(2,394,970)	(1,116,094)	(3,450,610)	170,215	(23,056,071)	218,359

Net increase (decrease) in net assets from operations	(2,268,835)	(519,178)	(2,197,265)	1,503,236	(14,338,890)	7,965,332

Changes from principal transactions:

Purchase payments	2,301,738	2,923,828	137,766	157,546	3,202,020	3,562,231

Transfers between sub-accounts and the company	(558,050)	5,603,666	(33,187)	(332,740)	2,445,565	3,754,008

Transfers on general account policy loans	(34,160)	(187,216)	38,300	(120,019)	56,840	(502,486)

Withdrawals	(671,525)	(1,985,979)	(483,113)	(549,038)	(898,714)	(1,355,652)

Annual contract fee	(1,194,800)	(1,041,645)	(333,387)	(329,767)	(1,936,536)	(1,707,314)

Net increase (decrease) in net assets from principal transactions	(156,797)	5,312,654	(673,621)	(1,174,018)	2,869,175	3,750,787

Total increase (decrease) in net assets	(2,425,632)	4,793,476	(2,870,886)	329,218	(11,469,715)	11,716,119

Net assets at beginning of period	34,860,276	30,066,800	10,845,903	10,516,685	68,389,999	56,673,880

Net assets at end of period	$32,434,644	$34,860,276	$7,975,017	$10,845,903	$56,920,284	$68,389,999

	2022	2021	2022	2021	2022	2021

Units, beginning of period	3,014,748	2,560,255	166,948	185,344	1,314,687	1,248,367

Units issued	472,046	965,609	19,583	13,740	186,941	350,663

Units redeemed	(488,987)	(511,116)	(31,826)	(32,136)	(123,052)	(284,343)

Units, end of period	2,997,807	3,014,748	154,705	166,948	1,378,576	1,314,687

See accompanying notes.

48 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series NAV		Small Cap Stock Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$155,947	$160,114	$153,516	$146,070	$-	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	155,947	160,114	153,516	146,070	-	-

Realized gains (losses) on investments:

Capital gain distributions received	4,219,835	690,559	3,779,796	576,314	580,018	478,424

Net realized gain (loss)	(48,228)	324,106	(119,492)	1,038,482	(161,583)	1,153,531

Realized gains (losses)	4,171,607	1,014,665	3,660,304	1,614,796	418,435	1,631,955

Unrealized appreciation (depreciation) during the period	(7,823,467)	7,675,310	(6,779,349)	5,223,353	(1,379,992)	(1,446,184)

Net increase (decrease) in net assets from operations	(3,495,913)	8,850,089	(2,965,529)	6,984,219	(961,557)	185,771

Changes from principal transactions:

Purchase payments	652,148	663,226	1,155,834	1,060,979	36,155	70,749

Transfers between sub-accounts and the company	(147,492)	(645,441)	637,147	114,227	(146,661)	(3,375,508)

Transfers on general account policy loans	(184,324)	73,622	(107,758)	(122,002)	1,634	(1,588)

Withdrawals	(418,738)	(2,151,628)	(490,363)	(572,000)	(4,100)	(56,289)

Annual contract fee	(1,495,226)	(1,398,258)	(856,401)	(709,680)	(94,501)	(132,957)

Net increase (decrease) in net assets from principal transactions	(1,593,632)	(3,458,479)	338,459	(228,476)	(207,473)	(3,495,593)

Total increase (decrease) in net assets	(5,089,545)	5,391,610	(2,627,070)	6,755,743	(1,169,030)	(3,309,822)

Net assets at beginning of period	34,579,897	29,188,287	29,498,229	22,742,486	3,130,767	6,440,589

Net assets at end of period	$29,490,352	$34,579,897	$26,871,159	$29,498,229	$1,961,737	$3,130,767

	2022	2021	2022	2021	2022	2021

Units, beginning of period	446,941	494,576	771,431	780,099	47,868	99,662

Units issued	31,277	15,859	94,166	226,051	5,527	14,002

Units redeemed	(54,401)	(63,494)	(84,488)	(234,719)	(9,849)	(65,796)

Units, end of period	423,817	446,941	781,109	771,431	43,546	47,868

See accompanying notes.

49 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Stock Trust Series NAV		Small Cap Value Trust Series I		Small Cap Value Trust Series NAV

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$-	$-	$20,536	$15,210	$448,372	$283,111

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	-	20,536	15,210	448,372	283,111

Realized gains (losses) on investments:

Capital gain distributions received	9,129,226	6,787,984	380,340	25,893	7,850,405	442,365

Net realized gain (loss)	(1,677,429)	1,838,554	(23,440)	(178,056)	(1,286,305)	(803,142)

Realized gains (losses)	7,451,797	8,626,538	356,900	(152,163)	6,564,100	(360,777)

Unrealized appreciation (depreciation) during the period	(21,572,715)	(8,644,670)	(640,024)	756,752	(12,494,102)	11,146,129

Net increase (decrease) in net assets from operations	(14,120,918)	(18,132)	(262,588)	619,799	(5,481,630)	11,068,463

Changes from principal transactions:

Purchase payments	1,925,591	1,889,501	46,232	76,373	2,693,866	2,981,022

Transfers between sub-accounts and the company	186,792	1,482,472	(86,255)	9,169	(1,679,820)	(508,196)

Transfers on general account policy loans	41,650	(118,556)	(218)	9,061	(355,529)	(136,773)

Withdrawals	(535,817)	(948,925)	(6,123)	(255,648)	(764,422)	(943,998)

Annual contract fee	(1,181,137)	(1,248,558)	(111,404)	(103,157)	(1,964,636)	(1,753,301)

Net increase (decrease) in net assets from principal transactions	437,079	1,055,934	(157,768)	(264,202)	(2,070,541)	(361,246)

Total increase (decrease) in net assets	(13,683,839)	1,037,802	(420,356)	355,597	(7,552,171)	10,707,217

Net assets at beginning of period	45,657,043	44,619,241	2,657,478	2,301,881	52,984,992	42,277,775

Net assets at end of period	$31,973,204	$45,657,043	$2,237,122	$2,657,478	$45,432,821	$52,984,992

	2022	2021	2022	2021	2022	2021

Units, beginning of period	586,428	580,371	66,040	72,207	466,440	470,069

Units issued	92,048	189,240	17,194	31,732	40,462	58,692

Units redeemed	(82,152)	(183,183)	(21,296)	(37,899)	(61,259)	(62,321)

Units, end of period	596,324	586,428	61,938	66,040	445,643	466,440

See accompanying notes.

50 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series I		Small Company Value Trust Series NAV		Strategic Income Opportunities Trust Series I

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$-	$44,819	$-	$159,711	$206,109	$240,896

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	44,819	-	159,711	206,109	240,896

Realized gains (losses) on investments:

Capital gain distributions received	1,607,701	370,667	5,685,216	1,151,882	-	-

Net realized gain (loss)	193,514	(2,873,952)	(1,257,353)	(4,344,124)	(24,279)	36,414

Realized gains (losses)	1,801,215	(2,503,285)	4,427,863	(3,192,242)	(24,279)	36,414

Unrealized appreciation (depreciation) during the period	(4,468,524)	5,324,085	(13,306,810)	11,997,472	(873,645)	(213,317)

Net increase (decrease) in net assets from operations	(2,667,309)	2,865,619	(8,878,947)	8,964,941	(691,815)	63,993

Changes from principal transactions:

Purchase payments	179,772	226,680	2,283,250	2,458,332	148,018	195,558

Transfers between sub-accounts and the company	61,837	(187,298)	1,331,797	(2,360,434)	(462,172)	405,617

Transfers on general account policy loans	(93,133)	(120,171)	(167,851)	(340,073)	3,079	42,087

Withdrawals	(248,465)	(708,943)	(804,580)	(405,929)	(292,550)	(333,659)

Annual contract fee	(525,223)	(542,612)	(1,206,851)	(1,108,812)	(284,351)	(279,672)

Net increase (decrease) in net assets from principal transactions	(625,212)	(1,332,344)	1,435,765	(1,756,916)	(887,976)	29,931

Total increase (decrease) in net assets	(3,292,521)	1,533,275	(7,443,182)	7,208,025	(1,579,791)	93,924

Net assets at beginning of period	14,443,212	12,909,937	47,118,423	39,910,398	7,207,289	7,113,365

Net assets at end of period	$11,150,691	$14,443,212	$39,675,241	$47,118,423	$5,627,498	$7,207,289

	2022	2021	2022	2021	2022	2021

Units, beginning of period	206,546	226,628	1,008,527	1,049,103	215,229	214,370

Units issued	20,318	50,396	128,241	143,473	7,467	18,099

Units redeemed	(30,641)	(70,478)	(92,280)	(184,049)	(35,847)	(17,240)

Units, end of period	196,223	206,546	1,044,488	1,008,527	186,849	215,229

See accompanying notes.

51 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series NAV		TOPS Aggressive Growth ETF Portfolio - Class 2		TOPS Balanced ETF Portfolio - Class 2

	2022	2021	2022	2021 (a)	2022	2021 (a)

Income:

Dividend distributions received	$1,475,588	$1,472,249	$52,297	$290	$44,515	$360

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	1,475,588	1,472,249	52,297	290	44,515	360

Realized gains (losses) on investments:

Capital gain distributions received	(3)	(1)	2,887	-	43,449	-

Net realized gain (loss)	(205,920)	162,465	(13,869)	854	(20,334)	(12)

Realized gains (losses)	(205,923)	162,464	(10,982)	854	23,115	(12)

Unrealized appreciation (depreciation) during the period	(5,703,867)	(1,245,552)	(210,918)	6,441	(291,124)	7,735

Net increase (decrease) in net assets from operations	(4,434,202)	389,161	(169,603)	7,585	(223,494)	8,083

Changes from principal transactions:

Purchase payments	2,598,395	2,409,473	308,512	17,732	353,294	1,374

Transfers between sub-accounts and the company	613,147	3,513,555	4,194,366	294,357	2,192,216	757,184

Transfers on general account policy loans	187,862	(157,583)	(143)	-	-	-

Withdrawals	(666,753)	(519,942)	(12,190)	(117)	(30)	(48)

Annual contract fee	(1,726,745)	(1,442,805)	(144,359)	(8,557)	(255,948)	(3,114)

Net increase (decrease) in net assets from principal transactions	1,005,906	3,802,698	4,346,186	303,415	2,289,532	755,396

Total increase (decrease) in net assets	(3,428,296)	4,191,859	4,176,583	311,000	2,066,038	763,479

Net assets at beginning of period	43,724,713	39,532,854	311,000	-	763,479	-

Net assets at end of period	$40,296,417	$43,724,713	$4,487,583	$311,000	$2,829,517	$763,479

	2022	2021	2022	2021	2022	2021

Units, beginning of period	1,754,837	1,601,765	15,779	-	52,445	-

Units issued	204,270	265,388	265,891	18,486	184,872	52,685

Units redeemed	(161,196)	(112,316)	(11,024)	(2,707)	(18,557)	(240)

Units, end of period	1,797,911	1,754,837	270,646	15,779	218,760	52,445

	(a) Reflects the period from commencement of operations on April 26, 2021 through December 31, 2021.

See accompanying notes.

52 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	TOPS Conservative ETF Portfolio - Class 2		TOPS Growth ETF Portfolio - Class 2		TOPS Moderate Growth ETF Portfolio - Class 2

	2022	2021 (a)	2022	2021 (a)	2022	2021 (a)

Income:

Dividend distributions received	$7,433	$30	$52,653	$5,455	$78,112	$54

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	7,433	30	52,653	5,455	78,112	54

Realized gains (losses) on investments:

Capital gain distributions received	6,640	-	22,075	-	64,704	-

Net realized gain (loss)	(2,951)	(4)	(48,767)	9,281	(78,032)	44

Realized gains (losses)	3,689	(4)	(26,692)	9,281	(13,328)	44

Unrealized appreciation (depreciation) during the period	(16,618)	30	(345,826)	17,409	(452,189)	33,868

Net increase (decrease) in net assets from operations	(5,496)	56	(319,865)	32,145	(387,405)	33,966

Changes from principal transactions:

Purchase payments	8,469	24	505,580	331,545	296,291	5,176

Transfers between sub-accounts and the company	331,526	8,953	3,116,665	664,232	4,128,292	1,145,711

Transfers on general account policy loans	-	-	-	-	-	-

Withdrawals	(11)	-	(2,219)	1,015	(1,094)	5

Annual contract fee	(9,388)	(627)	(297,294)	(43,142)	(210,861)	(6,147)

Net increase (decrease) in net assets from principal transactions	330,596	8,350	3,322,732	953,650	4,212,628	1,144,745

Total increase (decrease) in net assets	325,100	8,406	3,002,867	985,795	3,825,223	1,178,711

Net assets at beginning of period	8,406	-	985,795	-	1,178,711	-

Net assets at end of period	$333,506	$8,406	$3,988,662	$985,795	$5,003,934	$1,178,711

	2022	2021	2022	2021	2022	2021

Units, beginning of period	617	-	51,213	-	78,380	-

Units issued	34,726	650	219,545	71,597	355,478	78,698

Units redeemed	(8,468)	(33)	(27,830)	(20,384)	(51,842)	(318)

Units, end of period	26,875	617	242,928	51,213	382,016	78,380

	(a) Reflects the period from commencement of operations on April 26, 2021 through December 31, 2021.

See accompanying notes.

53 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Series Trust NAV		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV

	2022	2021	2022	2021	2022	2021

Income:

Dividend distributions received	$1,110,641	$1,045,891	$188,643	$218,318	$1,096,968	$1,246,759

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	1,110,641	1,045,891	188,643	218,318	1,096,968	1,246,759

Realized gains (losses) on investments:

Capital gain distributions received	1	-	2,318,889	955,932	12,858,512	5,234,822

Net realized gain (loss)	(542,571)	309,151	784,909	884,454	2,273,371	3,379,339

Realized gains (losses)	(542,570)	309,151	3,103,798	1,840,386	15,131,883	8,614,161

Unrealized appreciation (depreciation) during the period	(6,651,180)	(2,155,035)	(7,579,473)	2,295,089	(40,143,857)	13,831,053

Net increase (decrease) in net assets from operations	(6,083,109)	(799,993)	(4,287,032)	4,353,793	(23,915,006)	23,691,973

Changes from principal transactions:

Purchase payments	2,484,410	3,571,675	299,091	299,060	3,212,618	3,827,049

Transfers between sub-accounts and the company	613,932	3,461,338	(704,502)	708,311	98,111	465,868

Transfers on general account policy loans	(140,022)	(53,274)	(70,441)	(78,406)	(102,718)	(204,357)

Withdrawals	(1,588,323)	(1,535,869)	(470,459)	(496,453)	(6,150,753)	(1,184,647)

Annual contract fee	(1,517,674)	(1,338,193)	(881,784)	(798,169)	(3,076,268)	(2,743,098)

Net increase (decrease) in net assets from principal transactions	(147,677)	4,105,677	(1,828,095)	(365,657)	(6,019,010)	160,815

Total increase (decrease) in net assets	(6,230,786)	3,305,684	(6,115,127)	3,988,136	(29,934,016)	23,852,788

Net assets at beginning of period	45,740,889	42,435,205	22,211,082	18,222,946	120,779,804	96,927,016

Net assets at end of period	$39,510,103	$45,740,889	$16,095,955	$22,211,082	$90,845,788	$120,779,804

	2022	2021	2022	2021	2022	2021

Units, beginning of period	1,601,521	1,458,197	372,949	380,721	606,832	606,357

Units issued	187,396	469,636	27,774	42,779	52,883	55,542

Units redeemed	(192,232)	(326,312)	(61,152)	(50,551)	(86,749)	(55,067)

Units, end of period	1,596,685	1,601,521	339,571	372,949	572,966	606,832

See accompanying notes.

54 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series NAV

	2022	2021	2022	2021

Income:

Dividend distributions received	$28,874	$31,897	$166,749	$230,780

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-

Net investment income (loss)	28,874	31,897	166,749	230,780

Realized gains (losses) on investments:

Capital gain distributions received	-	-	(3)	(1)

Net realized gain (loss)	(16,532)	1,043	(206,908)	(25,448)

Realized gains (losses)	(16,532)	1,043	(206,911)	(25,449)

Unrealized appreciation (depreciation) during the period	(26,650)	(41,080)	(72,335)	(254,405)

Net increase (decrease) in net assets from operations	(14,308)	(8,140)	(112,497)	(49,074)

Changes from principal transactions:

Purchase payments	94,335	77,668	1,071,420	798,180

Transfers between sub-accounts and the company	277,215	480,905	(617,032)	3,244,010

Transfers on general account policy loans	4,117	(263,966)	(50,549)	(121,586)

Withdrawals	(39,918)	4,415	(237,655)	(438,552)

Annual contract fee	(257,717)	(156,381)	(480,251)	(388,419)

Net increase (decrease) in net assets from principal transactions	78,032	142,641	(314,067)	3,093,633

Total increase (decrease) in net assets	63,724	134,501	(426,564)	3,044,559

Net assets at beginning of period	1,753,759	1,619,258	12,569,122	9,524,563

Net assets at end of period	$1,817,483	$1,753,759	$12,142,558	$12,569,122

	2022	2021	2022	2021

Units, beginning of period	163,383	150,152	1,163,391	877,969

Units issued	46,582	50,797	582,130	485,587

Units redeemed	(39,206)	(37,566)	(611,611)	(200,165)

Units, end of period	170,759	163,383	1,133,910	1,163,391

See accompanying notes.

55 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

1. Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 88 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 10 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

56 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2022.

57 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2022, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

58 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.
•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.
•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2022. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2022:

	Level 1	Level 2	Level 3	Total

Mutual Funds
Affiliated	$5,706,656,096	-	-	5,706,656,096
NonAffiliated	$119,430,150	-	-	119,430,150

Total	$5,826,086,246	-	-	5,826,086,246

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2022.

59 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2022 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series NAV	$125,681,012	$58,878,911
Active Bond Trust Series I	1,066,062	1,101,010
Active Bond Trust Series NAV	7,465,308	4,370,333
American Asset Allocation Trust Series I	49,492,009	11,946,302
American Global Growth Trust Series I	12,004,173	3,317,633
American Growth Trust Series I	55,224,453	14,793,663
American Growth-Income Trust Series I	20,271,996	11,071,997
American International Trust Series I	14,347,623	8,730,547
Blue Chip Growth Trust Series I	11,829,607	6,453,767
Blue Chip Growth Trust Series NAV	61,572,164	10,593,645
Capital Appreciation Trust Series I	10,930,018	5,406,472
Capital Appreciation Trust Series NAV	32,978,082	12,737,844
Capital Appreciation Value Trust Series I	3,773,758	2,621,626
Capital Appreciation Value Trust Series NAV	38,885,358	10,942,115
Core Bond Trust Series I	1,324,332	1,587,404
Core Bond Trust Series NAV	9,161,275	10,578,029
Disciplined Value International Trust Series I	3,197,224	2,875,410
Disciplined Value International Trust Series NAV	6,814,802	6,554,029
Emerging Markets Value Trust Series I	2,223,427	2,145,377
Emerging Markets Value Trust Series NAV	8,643,771	11,221,721
Equity Income Trust Series I	9,353,638	6,889,198
Equity Income Trust Series NAV	29,784,984	13,712,560
Financial Industries Trust Series I	1,535,352	2,743,949
Financial Industries Trust Series NAV	6,433,811	2,433,269
Fundamental All Cap Core Trust Series I	2,366,460	2,129,100
Fundamental All Cap Core Trust Series NAV	7,389,715	4,494,248
Fundamental Large Cap Value Trust Series I	10,744,854	6,515,116
Fundamental Large Cap Value Trust Series NAV	25,953,654	10,092,408
Global Equity Trust Series I	1,313,085	1,330,319
Global Equity Trust Series NAV	6,939,077	2,712,763
Health Sciences Trust Series I	4,502,197	2,460,033
Health Sciences Trust Series NAV	18,210,098	9,025,086
High Yield Trust Series I	1,739,315	1,535,092
High Yield Trust Series NAV	15,447,261	10,159,380
International Equity Index Series I	2,621,069	4,236,895
International Equity Index Series NAV	19,948,090	10,993,192
International Small Company Trust Series I	1,007,905	1,059,376
International Small Company Trust Series NAV	9,926,582	3,791,603
Investment Quality Bond Trust Series I	1,373,462	1,270,742
Investment Quality Bond Trust Series NAV	9,168,909	6,156,704
Lifestyle Balanced Portfolio Series NAV	25,382,112	10,899,608
Lifestyle Conservative Portfolio Series NAV	2,894,900	1,299,104
Lifestyle Growth Portfolio Series I	437,967	1,673,629
Lifestyle Growth Portfolio Series NAV	92,786,726	20,682,392
Lifestyle Moderate Portfolio Series NAV	9,668,895	4,135,888
M Capital Appreciation	4,039,854	1,871,275
M International Equity	2,447,259	1,944,223
M Large Cap Growth	4,717,419	1,495,139
M Large Cap Value	3,513,048	2,254,874

60 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Managed Volatility Balanced Portfolio Series I	$4,767,429	$4,167,728
Managed Volatility Balanced Portfolio Series NAV	36,285,071	31,692,035
Managed Volatility Conservative Portfolio Series I	512,293	238,822
Managed Volatility Conservative Portfolio Series NAV	3,470,647	2,705,717
Managed Volatility Growth Portfolio Series I	4,673,053	5,698,986
Managed Volatility Growth Portfolio Series NAV	58,583,575	47,268,174
Managed Volatility Moderate Portfolio Series I	687,628	1,048,344
Managed Volatility Moderate Portfolio Series NAV	9,831,335	7,377,250
Mid Cap Growth Trust Series I	10,022,279	4,645,119
Mid Cap Growth Trust Series NAV	33,795,030	14,055,300
Mid Cap Index Trust Series I	5,514,501	3,245,891
Mid Cap Index Trust Series NAV	26,160,480	8,103,401
Mid Value Trust Series I	3,168,341	2,604,477
Mid Value Trust Series NAV	14,344,669	5,229,149
Money Market Trust Series I	11,604,737	10,105,505
Money Market Trust Series NAV	188,363,283	162,292,734
Opportunistic Fixed Income Trust Series I	295,220	1,120,257
Opportunistic Fixed Income Trust Series NAV	3,973,530	7,877,197
PIMCO All Asset	8,008,210	8,249,744
Real Estate Securities Trust Series I	2,644,018	2,985,877
Real Estate Securities Trust Series NAV	18,077,436	9,141,612
Science & Technology Trust Series I	15,518,267	4,607,532
Science & Technology Trust Series NAV	37,463,317	6,776,390
Select Bond Trust Series I	632,650	280,915
Select Bond Trust Series NAV	6,355,639	3,185,509
Short Term Government Income Trust Series I	1,036,036	1,437,782
Short Term Government Income Trust Series NAV	5,754,565	5,406,908
Small Cap Index Trust Series I	2,409,444	1,806,080
Small Cap Index Trust Series NAV	17,354,605	5,395,674
Small Cap Opportunities Trust Series I	6,646,670	3,864,520
Small Cap Opportunities Trust Series NAV	7,222,179	2,950,410
Small Cap Stock Trust Series I	856,818	484,272
Small Cap Stock Trust Series NAV	14,649,998	5,083,694
Small Cap Value Trust Series I	1,027,471	784,363
Small Cap Value Trust Series NAV	12,580,130	6,351,894
Small Company Value Trust Series I	2,860,930	1,878,440
Small Company Value Trust Series NAV	10,903,008	3,782,023
Strategic Income Opportunities Trust Series I	434,553	1,116,419
Strategic Income Opportunities Trust Series NAV	6,189,052	3,707,561
TOPS Aggressive Growth ETF Portfolio - Class 2	4,590,862	189,492
TOPS Balanced ETF Portfolio - Class 2	2,623,764	246,268
TOPS Conservative ETF Portfolio - Class 2	449,838	105,168
TOPS Growth ETF Portfolio - Class 2	3,861,874	464,414
TOPS Moderate Growth ETF Portfolio - Class 2	5,041,746	686,303
Total Bond Market Series Trust NAV	5,971,560	5,008,685
Total Stock Market Index Trust Series I	3,930,613	3,251,177
Total Stock Market Index Trust Series NAV	22,797,147	14,860,676
Ultra Short Term Bond Trust Series I	522,633	415,727
Ultra Short Term Bond Trust Series NAV	6,391,419	6,538,740

61 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)

500 Index Fund Series NAV(*)	2022	7,165	$ 90.82 to $ 56.78	$ 597,645	0.00 % to 0.00%	1.30%	-18.31 % to -18.31%
	2021	6,821	111.18 to 69.51	688,531	0.00 to 0.00	1.41	28.36 to 12.48
	2020	6,767	86.62 to 54.15	528,653	0.00 to 0.00	1.89	29.42 to 18.14
	2019	6,833	73.32 to 45.84	448,386	0.00 to 0.00	1.79	31.16 to 31.16
	2018	6,704	55.90 to 34.95	333,002	0.00 to 0.00	1.40	-4.64 to -4.65

Active Bond Trust Series I(*)	2022	294	24.18 to 24.18	7,112	0.00 to 0.00	3.41	-13.85 to -13.85
	2021	309	28.06 to 28.06	8,662	0.00 to 0.00	3.25	-0.57 to -0.57
	2020	295	28.22 to 28.22	8,320	0.00 to 0.00	2.95	8.79 to 8.79
	2019	348	25.94 to 25.94	9,033	0.00 to 0.00	2.87	9.26 to 9.26
	2018	297	23.74 to 23.74	7,043	0.00 to 0.00	3.36	-0.60 to -0.60

Active Bond Trust Series NAV(*)	2022	425	79.13 to 79.13	33,627	0.00 to 0.00	3.52	-13.78 to -13.78
	2021	406	91.78 to 91.78	37,309	0.00 to 0.00	3.35	0.94 to -0.81
	2020	378	92.17 to 92.17	34,836	0.00 to 0.00	3.07	8.73 to 8.73
	2019	366	84.77 to 84.77	31,011	0.00 to 0.00	2.93	9.29 to 9.29
	2018	329	77.56 to 77.56	25,502	0.00 to 0.00	3.23	-0.55 to -0.55

American Asset Allocation Trust Series I(*)	2022	7,844	24.70 to 24.70	193,755	0.00 to 0.00	2.49	-13.76 to -13.76
	2021	7,482	28.64 to 28.64	214,313	0.00 to 0.00	1.64	14.71 to 6.22
	2020	7,271	24.97 to 24.97	181,554	0.00 to 0.00	1.41	12.02 to 12.02
	2019	7,175	22.29 to 22.29	159,924	0.00 to 0.00	1.41	20.78 to 20.78
	2018	6,966	18.46 to 18.46	128,553	0.00 to 0.00	1.68	-4.91 to -4.91

American Global Growth Trust Series I(*)	2022	1,105	28.35 to 28.35	31,322	0.00 to 0.00	0.58	-25.05 to -25.05
	2021	964	37.83 to 37.83	36,475	0.00 to 0.00	0.00	16.00 to 5.53
	2020	869	32.61 to 32.61	28,350	0.00 to 0.00	0.07	29.96 to 29.96
	2019	771	25.09 to 25.09	19,344	0.00 to 0.00	0.67	34.71 to 34.71
	2018	694	18.63 to 18.63	12,930	0.00 to 0.00	0.66	-9.37 to -9.37

American Growth Trust Series I(*)	2022	2,329	78.75 to 52.31	129,512	0.00 to 0.00	1.50	-30.20 to -30.20
	2021	2,232	112.82 to 74.94	179,286	0.00 to 0.00	0.40	21.55 to 10.98
	2020	2,158	92.82 to 61.65	143,899	0.00 to 0.00	0.09	51.52 to 46.84
	2019	2,167	61.26 to 40.69	95,558	0.00 to 0.00	0.82	30.30 to 30.30
	2018	2,307	47.01 to 31.23	78,465	0.00 to 0.00	0.38	-0.66 to -0.66

American Growth-Income Trust Series I(*)	2022	3,172	58.47 to 39.17	138,810	0.00 to 0.00	2.24	-16.78 to -16.78
	2021	3,199	70.25 to 47.07	168,944	0.00 to 0.00	0.77	23.61 to 10.21
	2020	3,202	56.83 to 38.08	138,358	0.00 to 0.00	1.39	24.43 to 13.11
	2019	3,279	50.25 to 33.66	126,148	0.00 to 0.00	1.58	25.70 to 25.70
	2018	3,246	39.97 to 26.78	100,732	0.00 to 0.00	1.38	-2.18 to -2.18

American International Trust Series I(*)	2022	2,854	38.74 to 22.01	66,899	0.00 to 0.00	2.19	-21.11 to -21.11
	2021	2,826	49.11 to 27.89	84,202	0.00 to 0.00	1.97	-1.30 to -5.94
	2020	2,777	50.02 to 28.41	84,564	0.00 to 0.00	0.40	13.56 to 13.55
	2019	2,401	44.04 to 25.02	64,921	0.00 to 0.00	0.99	22.40 to 22.40
	2018	2,328	35.98 to 20.44	51,790	0.00 to 0.00	2.82	-13.46 to -13.46

Blue Chip Growth Trust Series I(*)	2022	327	98.56 to 98.56	32,184	0.00 to 0.00	0.00	-38.09 to -38.09
	2021	365	159.20 to 159.20	58,083	0.00 to 0.00	0.00	16.87 to 16.87
	2020	392	136.22 to 136.22	53,438	0.00 to 0.00	0.00	34.30 to 34.30
	2019	429	101.43 to 101.43	43,490	0.00 to 0.00	0.00	29.80 to 29.80
	2018	488	78.14 to 78.14	38,127	0.00 to 0.00	0.02	1.97 to 1.97

Blue Chip Growth Trust Series NAV(*)	2022	531	240.95 to 240.95	127,939	0.00 to 0.00	0.00	-38.05 to -38.05
	2021	487	388.92 to 388.92	189,371	0.00 to 0.00	0.00	16.92 to 4.37
	2020	488	332.65 to 332.65	162,497	0.00 to 0.00	0.00	34.40 to 34.40
	2019	486	247.50 to 247.50	120,365	0.00 to 0.00	0.01	29.83 to 29.83
	2018	478	190.64 to 190.64	91,092	0.00 to 0.00	0.06	2.03 to 2.03

Capital Appreciation Trust Series I(*)	2022	491	55.32 to 55.32	27,140	0.00 to 0.00	0.00	-37.70 to -37.70
	2021	544	88.80 to 88.80	48,272	0.00 to 0.00	0.00	15.75 to 15.75
	2020	610	76.72 to 76.72	46,776	0.00 to 0.00	0.00	56.04 to 56.04
	2019	635	49.17 to 49.17	31,227	0.00 to 0.00	0.04	32.89 to 32.89
	2018	721	37.00 to 37.00	26,690	0.00 to 0.00	0.27	-0.80 to -0.80

Capital Appreciation Trust Series NAV(*)	2022	1,005	54.58 to 54.58	54,841	0.00 to 0.00	0.00	-37.59 to -37.59
	2021	942	87.45 to 87.45	82,377	0.00 to 0.00	0.00	15.76 to 6.19
	2020	885	75.55 to 75.55	66,872	0.00 to 0.00	0.00	56.29 to 56.29
	2019	1,008	48.34 to 48.34	48,715	0.00 to 0.00	0.04	32.88 to 32.88
	2018	900	36.38 to 36.38	32,748	0.00 to 0.00	0.36	-0.72 to -0.72

Capital Appreciation Value Trust Series I(*)	2022	165	34.95 to 34.95	5,764	0.00 to 0.00	0.88	-11.86 to -11.86
	2021	156	39.66 to 39.66	6,203	0.00 to 0.00	0.69	18.13 to 18.13
	2020	151	33.57 to 33.57	5,061	0.00 to 0.00	0.98	17.40 to 17.40
	2019	220	28.60 to 28.60	6,282	0.00 to 0.00	1.69	24.30 to 24.30
	2018	108	23.01 to 23.01	2,491	0.00 to 0.00	2.14	0.39 to 0.39

62 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)

Capital Appreciation Value Trust Series NAV(*)	2022	4,357	$ 35.14 to $ 35.14	$ 153,105	0.00 % to 0.00%	1.03%	-11.87 % to -11.87%
	2021	4,191	39.87 to 39.87	167,106	0.00 to 0.00	0.84	18.16 to 7.45
	2020	3,910	33.74 to 33.74	131,932	0.00 to 0.00	1.17	17.41 to 17.41
	2019	3,634	28.74 to 28.74	104,442	0.00 to 0.00	1.54	24.44 to 24.44
	2018	3,058	23.09 to 23.09	70,629	0.00 to 0.00	2.26	0.45 to 0.45

Core Bond Trust Series I(*)	2022	591	21.36 to 21.36	12,618	0.00 to 0.00	2.14	-13.67 to -13.67
	2021	616	24.74 to 24.74	15,246	0.00 to 0.00	1.82	-1.96 to -1.96
	2020	635	25.24 to 25.24	16,021	0.00 to 0.00	2.34	8.62 to 8.62
	2019	649	23.23 to 23.23	15,080	0.00 to 0.00	2.39	8.32 to 8.32
	2018	719	21.45 to 21.45	15,421	0.00 to 0.00	2.39	-0.59 to -0.59

Core Bond Trust Series NAV(*)	2022	3,872	17.21 to 17.21	66,660	0.00 to 0.00	2.22	-13.62 to -13.62
	2021	4,031	19.93 to 19.93	80,328	0.00 to 0.00	1.87	-0.01 to -1.98
	2020	3,926	20.33 to 20.33	79,828	0.00 to 0.00	2.46	8.79 to 8.79
	2019	3,753	18.69 to 18.69	70,137	0.00 to 0.00	2.56	8.33 to 8.33
	2018	3,545	17.25 to 17.25	61,160	0.00 to 0.00	2.54	-0.54 to -0.54

Disciplined Value International Trust Series I(*)	2022	582	30.81 to 30.81	17,934	0.00 to 0.00	3.56	-4.77 to -4.77
	2021	595	32.35 to 32.35	19,249	0.00 to 0.00	2.55	13.06 to 13.06
	2020	625	28.61 to 28.61	17,881	0.00 to 0.00	2.14	3.28 to 3.28
	2019	687	27.71 to 27.71	19,028	0.00 to 0.00	2.74	12.33 to 12.33
	2018	787	24.66 to 24.66	19,400	0.00 to 0.00	2.42	-15.03 to -15.03

Disciplined Value International Trust Series NAV(*)	2022	2,214	19.94 to 19.94	44,148	0.00 to 0.00	3.68	-4.75 to -4.75
	2021	2,293	20.94 to 20.94	48,017	0.00 to 0.00	2.68	13.15 to 5.79
	2020	2,281	18.50 to 18.50	42,220	0.00 to 0.00	2.26	3.27 to 3.27
	2019	2,236	17.92 to 17.92	40,069	0.00 to 0.00	2.89	12.40 to 12.40
	2018	2,383	15.94 to 15.94	37,995	0.00 to 0.00	2.61	-14.96 to -14.96

Emerging Markets Value Trust Series I(*)	2022	280	17.42 to 17.42	4,877	0.00 to 0.00	3.57	-11.67 to -11.67
	2021	288	19.73 to 19.73	5,687	0.00 to 0.00	2.35	11.18 to 11.18
	2020	279	17.74 to 17.74	4,954	0.00 to 0.00	2.52	3.56 to 3.56
	2019	286	17.13 to 17.13	4,903	0.00 to 0.00	3.01	10.94 to 10.94
	2018	328	15.44 to 15.44	5,070	0.00 to 0.00	2.56	-13.59 to -13.59

Emerging Markets Value Trust Series NAV(*)	2022	4,398	14.05 to 14.05	61,796	0.00 to 0.00	3.64	-11.64 to -11.64
	2021	4,733	15.90 to 15.90	75,266	0.00 to 0.00	2.48	11.25 to -0.59
	2020	4,606	14.29 to 14.29	65,837	0.00 to 0.00	2.52	38.35 to 3.72
	2019	4,758	13.78 to 13.78	65,567	0.00 to 0.00	3.30	10.90 to 10.90
	2018	4,738	12.43 to 12.43	58,883	0.00 to 0.00	2.72	-13.48 to -13.48

Equity Income Trust Series I(*)	2022	474	82.89 to 82.89	39,272	0.00 to 0.00	1.75	-3.40 to -3.40
	2021	505	85.81 to 85.81	43,361	0.00 to 0.00	1.92	25.41 to 25.41
	2020	562	68.42 to 68.42	38,420	0.00 to 0.00	3.00	1.02 to 1.02
	2019	645	67.73 to 67.73	43,686	0.00 to 0.00	2.15	26.34 to 26.34
	2018	628	53.61 to 53.61	33,645	0.00 to 0.00	1.81	-9.58 to -9.58

Equity Income Trust Series NAV(*)	2022	1,555	83.11 to 83.11	129,194	0.00 to 0.00	1.86	-3.38 to -3.38
	2021	1,559	86.02 to 86.02	134,115	0.00 to 0.00	2.03	25.49 to 10.00
	2020	1,643	68.54 to 68.54	112,648	0.00 to 0.00	3.13	1.01 to 1.01
	2019	1,627	67.86 to 67.86	110,432	0.00 to 0.00	2.35	26.47 to 26.47
	2018	1,257	53.66 to 53.66	67,422	0.00 to 0.00	1.93	-9.52 to -9.52

Financial Industries Trust Series I(*)	2022	54	40.86 to 40.86	2,203	0.00 to 0.00	1.76	-13.67 to -13.67
	2021	94	47.32 to 47.32	4,457	0.00 to 0.00	0.85	29.70 to 29.70
	2020	55	36.49 to 36.49	2,018	0.00 to 0.00	1.11	2.17 to 2.17
	2019	79	35.71 to 35.71	2,835	0.00 to 0.00	4.33	31.79 to 31.79
	2018	88	27.10 to 27.10	2,373	0.00 to 0.00	1.07	-14.49 to -14.49

Financial Industries Trust Series NAV(*)	2022	302	49.37 to 49.37	14,903	0.00 to 0.00	2.41	-13.61 to -13.61
	2021	286	57.15 to 57.15	16,335	0.00 to 0.00	0.92	29.70 to 14.20
	2020	257	44.06 to 44.06	11,312	0.00 to 0.00	1.41	2.31 to 2.31
	2019	269	43.07 to 43.07	11,579	0.00 to 0.00	4.44	31.71 to 31.71
	2018	287	32.70 to 32.70	9,396	0.00 to 0.00	1.17	-14.38 to -14.38

Fundamental All Cap Core Trust Series I(*)	2022	23	78.03 to 78.03	1,802	0.00 to 0.00	0.24	-24.29 to -24.29
	2021	22	103.06 to 103.06	2,299	0.00 to 0.00	0.10	30.63 to 30.63
	2020	21	78.90 to 78.90	1,679	0.00 to 0.00	0.41	26.88 to 26.88
	2019	20	62.18 to 62.18	1,229	0.00 to 0.00	0.43	36.45 to 36.45
	2018	22	45.57 to 45.57	1,023	0.00 to 0.00	0.41	-13.16 to -13.16

Fundamental All Cap Core Trust Series NAV(*)	2022	666	46.53 to 46.53	30,979	0.00 to 0.00	0.28	-24.26 to -24.26
	2021	674	61.44 to 61.44	41,420	0.00 to 0.00	0.16	30.68 to 11.44
	2020	666	47.02 to 47.02	31,321	0.00 to 0.00	0.43	26.97 to 26.97
	2019	662	37.03 to 37.03	24,514	0.00 to 0.00	0.50	36.58 to 36.58
	2018	694	27.11 to 27.11	18,813	0.00 to 0.00	0.49	-13.16 to -13.16

63 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)

Fundamental Large Cap Value Trust Series I(*)	2022	703	$ 54.78 to $ 54.78	$ 38,517	0.00 % to 0.00%	1.06%	-7.95 % to -7.95%
	2021	731	59.51 to 59.51	43,480	0.00 to 0.00	0.76	29.96 to 29.96
	2020	776	45.79 to 45.79	35,538	0.00 to 0.00	1.09	11.96 to 11.96
	2019	909	40.90 to 40.90	37,175	0.00 to 0.00	1.20	35.85 to 35.85
	2018	919	30.10 to 30.10	27,663	0.00 to 0.00	1.08	-17.03 to -17.03

Fundamental Large Cap Value Trust Series NAV(*)	2022	2,209	38.73 to 38.73	85,558	0.00 to 0.00	1.15	-7.86 to -7.86
	2021	2,128	42.04 to 42.04	89,444	0.00 to 0.00	0.82	30.00 to 9.28
	2020	2,124	32.34 to 32.34	68,681	0.00 to 0.00	1.17	12.01 to 12.01
	2019	2,070	28.87 to 28.87	59,773	0.00 to 0.00	1.24	35.97 to 35.97
	2018	2,045	21.23 to 21.23	43,431	0.00 to 0.00	1.22	-17.03 to -17.03

Global Equity Trust Series I(*)	2022	200	42.46 to 42.46	8,508	0.00 to 0.00	2.67	-14.84 to -14.84
	2021	219	49.86 to 49.86	10,899	0.00 to 0.00	0.00	21.30 to 21.30
	2020	237	41.10 to 41.10	9,734	0.00 to 0.00	1.30	6.60 to 6.60
	2019	262	38.56 to 38.56	10,092	0.00 to 0.00	2.15	16.04 to 16.04
	2018	284	33.23 to 33.23	9,424	0.00 to 0.00	1.77	-14.49 to -14.49

Global Equity Trust Series NAV(*)	2022	1,451	23.05 to 23.05	33,435	0.00 to 0.00	2.77	-14.81 to -14.81
	2021	1,398	27.06 to 27.06	37,814	0.00 to 0.00	0.00	21.32 to 9.00
	2020	1,442	22.30 to 22.30	32,155	0.00 to 0.00	1.37	6.71 to 6.71
	2019	1,483	20.90 to 20.90	30,987	0.00 to 0.00	2.26	16.06 to 16.06
	2018	1,475	18.01 to 18.01	26,553	0.00 to 0.00	1.86	-14.42 to -14.42

Health Sciences Trust Series I(*)	2022	91	141.28 to 141.28	12,857	0.00 to 0.00	0.00	-13.09 to -13.09
	2021	87	162.55 to 162.55	14,186	0.00 to 0.00	0.00	11.19 to 11.19
	2020	95	146.19 to 146.19	13,948	0.00 to 0.00	0.00	27.17 to 27.17
	2019	108	114.96 to 114.96	12,459	0.00 to 0.00	0.00	28.68 to 28.68
	2018	131	89.34 to 89.34	11,663	0.00 to 0.00	0.00	0.69 to 0.69

Health Sciences Trust Series NAV(*)	2022	653	110.57 to 110.57	72,211	0.00 to 0.00	0.00	-13.02 to -13.02
	2021	646	127.12 to 127.12	82,148	0.00 to 0.00	0.00	11.23 to 3.73
	2020	626	114.29 to 114.29	71,507	0.00 to 0.00	0.00	27.26 to 27.26
	2019	611	89.80 to 89.80	54,880	0.00 to 0.00	0.00	28.67 to 28.67
	2018	636	69.79 to 69.79	44,387	0.00 to 0.00	0.00	0.76 to 0.76

High Yield Trust Series I(*)	2022	195	39.96 to 39.96	7,782	0.00 to 0.00	5.89	-13.25 to -13.25
	2021	201	46.07 to 46.07	9,247	0.00 to 0.00	5.50	5.82 to 5.82
	2020	180	43.53 to 43.53	7,857	0.00 to 0.00	6.32	5.81 to 5.81
	2019	204	41.14 to 41.14	8,406	0.00 to 0.00	5.24	15.66 to 15.66
	2018	312	35.57 to 35.57	11,108	0.00 to 0.00	5.98	-3.01 to -3.01

High Yield Trust Series NAV(*)	2022	1,571	26.53 to 26.53	41,679	0.00 to 0.00	6.13	-13.07 to -13.07
	2021	1,485	30.52 to 30.52	45,332	0.00 to 0.00	5.31	5.78 to 2.04
	2020	1,285	28.85 to 28.85	37,076	0.00 to 0.00	6.29	- 18.45 to 5.77
	2019	1,400	27.28 to 27.28	38,188	0.00 to 0.00	5.71	15.99 to 15.99
	2018	1,301	23.52 to 23.52	30,597	0.00 to 0.00	6.20	-3.02 to -3.02

International Equity Index Series I(*)	2022	853	15.06 to 15.06	12,850	0.00 to 0.00	2.67	-16.25 to -16.25
	2021	989	17.99 to 17.99	17,790	0.00 to 0.00	2.86	7.60 to 7.60
	2020	967	16.72 to 16.72	16,168	0.00 to 0.00	2.52	10.64 to 10.64
	2019	993	15.11 to 15.11	15,011	0.00 to 0.00	2.54	21.37 to 21.37
	2018	905	12.45 to 12.45	11,271	0.00 to 0.00	2.25	-14.10 to -14.10

International Equity Index Series NAV(*)	2022	1,940	59.34 to 59.34	115,101	0.00 to 0.00	2.96	1.07 to -16.16
	2021	1,852	70.78 to 70.78	131,073	0.00 to 0.00	2.70	7.59 to 1.81
	2020	1,777	65.78 to 65.78	116,910	0.00 to 0.00	2.59	34.96 to 10.76
	2019	1,786	59.39 to 59.39	106,080	0.00 to 0.00	2.66	21.44 to 21.44
	2018	1,515	48.91 to 48.91	74,077	0.00 to 0.00	2.50	-14.10 to -14.10

International Small Company Trust Series I(*)	2022	213	20.25 to 20.25	4,320	0.00 to 0.00	1.93	-18.17 to -18.17
	2021	239	24.75 to 24.75	5,908	0.00 to 0.00	1.23	13.72 to 13.72
	2020	285	21.76 to 21.76	6,206	0.00 to 0.00	2.09	8.37 to 8.37
	2019	302	20.08 to 20.08	6,060	0.00 to 0.00	2.19	22.60 to 22.60
	2018	328	16.38 to 16.38	5,370	0.00 to 0.00	1.09	-20.10 to -20.10

International Small Company Trust Series NAV(*)	2022	1,626	20.38 to 20.38	33,143	0.00 to 0.00	2.16	-18.17 to -18.17
	2021	1,492	24.90 to 24.90	37,149	0.00 to 0.00	1.30	13.77 to 4.61
	2020	1,513	21.89 to 21.89	33,125	0.00 to 0.00	2.16	8.41 to 8.41
	2019	1,597	20.19 to 20.19	32,237	0.00 to 0.00	2.37	22.71 to 22.71
	2018	1,548	16.45 to 16.45	25,468	0.00 to 0.00	1.26	-20.07 to -20.07

Investment Quality Bond Trust Series I(*)	2022	231	36.54 to 36.54	8,440	0.00 to 0.00	3.13	-14.88 to -14.88
	2021	240	42.93 to 42.93	10,318	0.00 to 0.00	2.06	-1.26 to -1.26
	2020	243	43.48 to 43.48	10,548	0.00 to 0.00	2.24	9.37 to 9.37
	2019	253	39.75 to 39.75	10,048	0.00 to 0.00	2.59	9.37 to 9.37
	2018	258	36.35 to 36.35	9,363	0.00 to 0.00	2.70	-0.82 to -0.82

64 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)

Investment Quality Bond Trust Series NAV(*)	2022	1,972	$ 17.32 to $ 17.32	$ 34,150	0.00 % to 0.00%	3.35%	-4.18 % to -14.88%
	2021	1,909	20.34 to 20.34	38,833	0.00 to 0.00	2.28	0.53 to -1.21
	2020	1,442	20.59 to 20.59	29,698	0.00 to 0.00	2.39	9.45 to 6.91
	2019	1,235	18.81 to 18.81	23,233	0.00 to 0.00	2.77	9.35 to 9.35
	2018	1,033	17.20 to 17.20	17,772	0.00 to 0.00	2.84	-0.67 to -0.67

Lifestyle Balanced Portfolio Series NAV(*)	2022	7,822	15.07 to 15.07	117,875	0.00 to 0.00	2.72	-15.35 to -15.35
	2021	7,735	17.80 to 17.80	137,697	0.00 to 0.00	2.79	9.51 to 3.86
	2020	7,017	16.26 to 16.26	114,085	0.00 to 0.00	2.79	12.68 to 12.68
	2019	6,441	14.43 to 14.43	92,933	0.00 to 0.00	2.15	17.89 to 17.89
	2018	5,873	12.24 to 12.24	71,880	0.00 to 0.00	2.61	-3.29 to -4.39

Lifestyle Conservative Portfolio Series NAV(*)	2022	537	12.75 to 12.75	6,850	0.00 to 0.00	3.16	-14.52 to -14.52
	2021	457	14.92 to 14.92	6,814	0.00 to 0.00	2.66	3.23 to 0.71
	2020	477	14.49 to 14.49	6,915	0.00 to 0.00	4.39	10.81 to 10.81
	2019	306	13.08 to 13.08	3,999	0.00 to 0.00	2.13	12.52 to 12.52
	2018	364	11.62 to 11.62	4,235	0.00 to 0.00	2.83	-0.28 to -1.92

Lifestyle Growth Portfolio Series I(*)	2022	75	14.68 to 14.68	1,099	0.00 to 0.00	1.63	-16.08 to -16.08
	2021	167	17.50 to 17.50	2,921	0.00 to 0.00	3.09	14.07 to 14.07
	2020	82	15.34 to 15.34	1,265	0.00 to 0.00	2.48	13.58 to 13.58
	2019	89	13.51 to 13.51	1,202	0.00 to 0.00	1.79	21.45 to 21.45
	2018	100	11.12 to 11.12	1,107	0.00 to 0.00	1.83	-6.11 to -6.11

Lifestyle Growth Portfolio Series NAV(*)	2022	26,439	16.74 to 16.74	442,678	0.00 to 0.00	2.53	-15.99 to -15.99
	2021	26,224	19.93 to 19.93	522,624	0.00 to 0.00	2.50	14.13 to 5.97
	2020	24,463	17.46 to 17.46	427,169	0.00 to 0.00	2.61	13.64 to 13.64
	2019	24,103	15.37 to 15.37	370,380	0.00 to 0.00	1.94	21.52 to 21.52
	2018	24,249	12.64 to 12.64	306,636	0.00 to 0.00	2.29	-6.07 to -6.07

Lifestyle Moderate Portfolio Series NAV(*)	2022	2,475	14.26 to 14.26	35,298	0.00 to 0.00	2.84	-15.08 to -15.08
	2021	2,347	16.79 to 16.79	39,414	0.00 to 0.00	2.91	7.23 to 2.79
	2020	2,075	15.66 to 15.66	32,495	0.00 to 0.00	2.88	12.22 to 12.22
	2019	1,985	13.96 to 13.96	27,703	0.00 to 0.00	2.27	15.95 to 15.95
	2018	1,776	12.04 to 12.04	21,382	0.00 to 0.00	2.73	-2.24 to -3.53

M Capital Appreciation	2022	152	143.73 to 143.73	21,856	0.00 to 0.00	0.00	-18.14 to -18.14
	2021	150	175.57 to 175.57	26,396	0.00 to 0.00	0.00	17.74 to 5.69
	2020	161	149.12 to 149.12	24,015	0.00 to 0.00	0.00	17.73 to 17.73
	2019	134	126.67 to 126.67	16,921	0.00 to 0.00	0.33	28.85 to 28.85
	2018	136	98.31 to 98.31	13,343	0.00 to 0.00	0.29	-14.15 to -14.15

M International Equity	2022	318	39.05 to 39.05	12,414	0.00 to 0.00	2.59	-14.16 to -14.16
	2021	317	45.49 to 45.49	14,410	0.00 to 0.00	2.57	11.05 to 2.57
	2020	289	40.96 to 40.96	11,819	0.00 to 0.00	1.77	8.90 to 8.90
	2019	281	37.62 to 37.62	10,564	0.00 to 0.00	2.95	20.32 to 20.32
	2018	253	31.26 to 31.26	7,897	0.00 to 0.00	1.24	-20.57 to -20.57

M Large Cap Growth	2022	196	110.91 to 110.91	21,690	0.00 to 0.00	0.00	-25.41 to -25.41
	2021	184	148.69 to 148.69	27,298	0.00 to 0.00	0.00	21.50 to 4.19
	2020	190	122.39 to 122.39	23,305	0.00 to 0.00	0.00	28.89 to 28.89
	2019	223	94.95 to 94.95	21,214	0.00 to 0.00	0.00	36.09 to 36.09
	2018	226	69.77 to 69.77	15,767	0.00 to 0.00	0.00	-4.95 to -4.95

M Large Cap Value	2022	505	39.60 to 39.60	20,018	0.00 to 0.00	2.06	-1.45 to -1.45
	2021	508	40.18 to 40.18	20,411	0.00 to 0.00	1.67	30.01 to 9.81
	2020	499	30.91 to 30.91	15,419	0.00 to 0.00	2.12	-3.16 to -3.16
	2019	479	31.92 to 31.92	15,300	0.00 to 0.00	1.80	21.51 to 21.51
	2018	470	26.27 to 26.27	12,335	0.00 to 0.00	1.49	-12.07 to -12.07

Managed Volatility Balanced Portfolio Series I(*)	2022	1,062	43.99 to 43.99	46,706	0.00 to 0.00	2.49	-15.08 to -15.08
	2021	1,107	51.80 to 51.80	57,355	0.00 to 0.00	2.50	9.76 to 9.76
	2020	1,178	47.19 to 47.19	55,591	0.00 to 0.00	2.51	1.81 to 1.81
	2019	1,257	46.35 to 46.35	58,260	0.00 to 0.00	2.01	17.92 to 17.92
	2018	1,333	39.31 to 39.31	52,411	0.00 to 0.00	2.21	-4.88 to -4.88

Managed Volatility Balanced Portfolio Series NAV(*)	2022	18,997	21.97 to 21.97	417,477	0.00 to 0.00	2.52	-14.98 to -14.98
	2021	19,875	25.85 to 25.85	513,721	0.00 to 0.00	2.60	9.88 to 7.40
	2020	20,346	23.52 to 23.52	478,629	0.00 to 0.00	2.63	1.77 to 1.77
	2019	20,699	23.11 to 23.11	478,462	0.00 to 0.00	2.07	18.02 to 18.02
	2018	21,264	19.58 to 19.58	416,483	0.00 to 0.00	2.38	-4.82 to -4.82

Managed Volatility Conservative Portfolio Series I(*)	2022	54	40.00 to 40.00	2,171	0.00 to 0.00	3.20	-14.80 to -14.80
	2021	49	46.95 to 46.95	2,300	0.00 to 0.00	2.87	3.48 to 3.48
	2020	56	45.37 to 45.37	2,521	0.00 to 0.00	2.92	3.39 to 3.39
	2019	64	43.88 to 43.88	2,799	0.00 to 0.00	2.28	13.38 to 13.38
	2018	74	38.70 to 38.70	2,870	0.00 to 0.00	2.47	-2.18 to -2.18

65 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)

Managed Volatility Conservative Portfolio Series NAV(*)	2022	1,669	$ 18.79 to $ 18.79	$ 31,363	0.00 % to 0.00%	2.83%	-14.72 % to -14.72%
	2021	1,680	22.03 to 22.03	37,027	0.00 to 0.00	3.10	3.52 to 0.84
	2020	1,716	21.28 to 21.28	36,518	0.00 to 0.00	3.15	3.43 to 3.43
	2019	1,744	20.58 to 20.58	35,895	0.00 to 0.00	2.48	13.51 to 13.51
	2018	1,822	18.13 to 18.13	33,036	0.00 to 0.00	2.64	-2.21 to -2.21

Managed Volatility Growth Portfolio Series I(*)	2022	1,473	41.60 to 41.60	61,267	0.00 to 0.00	2.29	-14.86 to -14.86
	2021	1,561	48.86 to 48.86	76,259	0.00 to 0.00	2.28	12.82 to 12.82
	2020	1,494	43.31 to 43.31	64,692	0.00 to 0.00	2.18	-1.42 to -1.42
	2019	1,605	43.93 to 43.93	70,513	0.00 to 0.00	1.71	19.56 to 19.56
	2018	1,771	36.75 to 36.75	65,071	0.00 to 0.00	2.11	-6.54 to -6.54

Managed Volatility Growth Portfolio Series NAV(*)	2022	33,412	22.39 to 22.39	748,107	0.00 to 0.00	2.36	-14.79 to -14.79
	2021	34,413	26.28 to 26.28	904,262	0.00 to 0.00	2.43	12.86 to 5.09
	2020	27,393	23.28 to 23.28	637,831	0.00 to 0.00	2.23	-1.37 to -1.37
	2019	28,696	23.61 to 23.61	677,425	0.00 to 0.00	1.82	19.68 to 19.68
	2018	29,490	19.72 to 19.72	581,696	0.00 to 0.00	2.19	-6.56 to -6.56

Managed Volatility Moderate Portfolio Series I(*)	2022	235	44.57 to 44.57	10,477	0.00 to 0.00	2.53	-14.87 to -14.87
	2021	257	52.35 to 52.35	13,454	0.00 to 0.00	2.69	7.89 to 7.89
	2020	275	48.52 to 48.52	13,328	0.00 to 0.00	2.71	3.31 to 3.31
	2019	300	46.97 to 46.97	14,073	0.00 to 0.00	2.14	16.72 to 16.72
	2018	314	40.24 to 40.24	12,647	0.00 to 0.00	2.40	-3.98 to -3.98

Managed Volatility Moderate Portfolio Series NAV(*)	2022	4,286	21.52 to 21.52	92,241	0.00 to 0.00	2.67	-14.89 to -14.89
	2021	4,429	25.29 to 25.29	112,018	0.00 to 0.00	2.82	8.02 to 6.35
	2020	4,546	23.41 to 23.41	106,414	0.00 to 0.00	2.80	3.28 to 3.28
	2019	4,625	22.67 to 22.67	104,848	0.00 to 0.00	2.20	16.85 to 16.85
	2018	4,706	19.40 to 19.40	91,292	0.00 to 0.00	2.39	-3.93 to -3.93

Mid Cap Growth Trust Series I(*)	2022	271	66.85 to 66.85	18,114	0.00 to 0.00	0.00	-34.64 to -34.64
	2021	303	102.28 to 102.28	30,942	0.00 to 0.00	0.00	3.54 to 3.54
	2020	349	98.79 to 98.79	34,441	0.00 to 0.00	0.00	65.39 to 65.39
	2019	404	59.73 to 59.73	24,126	0.00 to 0.00	0.00	34.53 to 34.53
	2018	441	44.40 to 44.40	19,577	0.00 to 0.00	0.00	-1.56 to -1.56

Mid Cap Growth Trust Series NAV(*)	2022	375	146.04 to 146.04	54,723	0.00 to 0.00	0.00	-34.61 to -34.61
	2021	387	223.33 to 223.33	86,506	0.00 to 0.00	0.00	3.57 to -2.69
	2020	349	215.62 to 215.62	75,352	0.00 to 0.00	0.00	65.47 to 65.47
	2019	377	130.31 to 130.31	49,090	0.00 to 0.00	0.00	34.64 to 34.64
	2018	356	96.79 to 96.79	34,453	0.00 to 0.00	0.00	-1.54 to -1.54

Mid Cap Index Trust Series I(*)	2022	332	77.18 to 77.18	25,617	0.00 to 0.00	1.11	-13.43 to -13.43
	2021	354	89.16 to 89.16	31,523	0.00 to 0.00	0.86	24.21 to 24.21
	2020	381	71.78 to 71.78	27,371	0.00 to 0.00	1.61	13.22 to 13.22
	2019	414	63.41 to 63.41	26,239	0.00 to 0.00	1.12	25.59 to 25.59
	2018	471	50.49 to 50.49	23,800	0.00 to 0.00	1.09	-11.46 to -11.46

Mid Cap Index Trust Series NAV(*)	2022	1,892	50.82 to 50.82	96,133	0.00 to 0.00	1.20	-13.39 to -13.39
	2021	1,837	58.67 to 58.67	107,802	0.00 to 0.00	0.94	24.27 to 11.01
	2020	1,898	47.21 to 47.21	89,597	0.00 to 0.00	1.67	39.72 to 13.27
	2019	1,869	41.68 to 41.68	77,917	0.00 to 0.00	1.23	25.72 to 25.72
	2018	1,815	33.16 to 33.16	60,187	0.00 to 0.00	1.18	-11.45 to -11.45

Mid Value Trust Series I(*)	2022	248	48.19 to 48.19	11,970	0.00 to 0.00	0.86	-4.31 to -4.31
	2021	268	50.36 to 50.36	13,511	0.00 to 0.00	0.99	24.34 to 24.34
	2020	291	40.50 to 40.50	11,787	0.00 to 0.00	1.69	9.60 to 9.60
	2019	323	36.95 to 36.95	11,927	0.00 to 0.00	1.11	19.54 to 19.54
	2018	353	30.91 to 30.91	10,921	0.00 to 0.00	0.77	-10.84 to -10.84

Mid Value Trust Series NAV(*)	2022	614	74.24 to 74.24	45,559	0.00 to 0.00	0.99	-4.30 to -4.30
	2021	570	77.58 to 77.58	44,193	0.00 to 0.00	1.05	24.26 to 9.91
	2020	560	62.43 to 62.43	34,982	0.00 to 0.00	1.76	9.72 to 9.72
	2019	579	56.90 to 56.90	32,936	0.00 to 0.00	1.20	19.49 to 19.49
	2018	566	47.62 to 47.62	26,967	0.00 to 0.00	0.85	-10.68 to -10.68

Money Market Trust Series I(*)	2022	922	26.11 to 26.11	24,065	0.00 to 0.00	1.29	1.29 to 1.29
	2021	875	25.78 to 25.78	22,565	0.00 to 0.00	0.00	0.00 to 0.00
	2020	1,104	25.78 to 25.78	28,435	0.00 to 0.00	0.28	0.30 to 0.30
	2019	1,034	25.70 to 25.70	26,542	0.00 to 0.00	1.92	1.94 to 1.94
	2018	1,184	25.21 to 25.21	29,833	0.00 to 0.00	1.54	1.54 to 1.54

Money Market Trust Series NAV(*)	2022	15,018	10.60 to 10.60	159,339	0.00 to 0.00	1.36	1.34 to 1.33
	2021	12,728	10.46 to 10.46	133,269	0.00 to 0.00	0.00	0.00 to 0.00
	2020	13,093	10.46 to 10.46	137,081	0.00 to 0.00	0.29	0.33 to 0.00
	2019	9,668	10.43 to 10.43	100,918	0.00 to 0.00	1.97	1.97 to 1.97
	2018	10,003	10.23 to 10.23	102,375	0.00 to 0.00	1.59	1.60 to 1.60

66 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)

Opportunistic Fixed Income Trust Series I(*)	2022	103	$ 34.34 to $ 34.34	$ 3,525	0.00 % to 0.00%	2.67%	-11.12 % to -11.12%
	2021	129	38.63 to 38.63	4,978	0.00 to 0.00	2.72	-2.02 to -2.02
	2020	122	39.43 to 39.43	4,829	0.00 to 0.00	3.89	13.79 to 13.79
	2019	134	34.65 to 34.65	4,632	0.00 to 0.00	6.37	6.38 to 6.38
	2018	142	32.57 to 32.57	4,624	0.00 to 0.00	2.67	-1.90 to -1.90

Opportunistic Fixed Income Trust Series NAV(*)	2022	933	34.61 to 34.61	32,284	0.00 to 0.00	2.79	-10.96 to -10.96
	2021	1,073	38.87 to 38.87	41,690	0.00 to 0.00	2.99	-1.25 to -2.35
	2020	877	39.68 to 39.68	34,819	0.00 to 0.00	3.85	13.90 to 13.90
	2019	1,029	34.84 to 34.84	35,845	0.00 to 0.00	6.51	6.37 to 6.37
	2018	1,106	32.75 to 32.75	36,212	0.00 to 0.00	2.82	-1.74 to -1.74

PIMCO All Asset	2022	1,248	29.84 to 21.14	26,810	0.00 to 0.00	7.16	-12.12 to -12.12
	2021	1,485	33.96 to 24.06	36,227	0.00 to 0.00	10.65	15.90 to 3.83
	2020	1,539	29.30 to 20.76	32,487	0.00 to 0.00	4.66	7.74 to 7.74
	2019	1,748	27.19 to 19.26	34,209	0.00 to 0.00	2.60	11.44 to 11.44
	2018	1,851	24.40 to 17.29	32,594	0.00 to 0.00	2.93	-5.59 to -5.59

Real Estate Securities Trust Series I(*)	2022	78	239.61 to 239.61	18,613	0.00 to 0.00	1.08	-28.51 to -28.51
	2021	86	335.16 to 335.16	28,825	0.00 to 0.00	1.48	46.79 to 46.79
	2020	95	228.33 to 228.33	21,742	0.00 to 0.00	2.00	-5.64 to -5.64
	2019	104	241.98 to 241.98	25,156	0.00 to 0.00	2.07	29.40 to 29.40
	2018	119	187.00 to 187.00	22,169	0.00 to 0.00	1.65	-3.46 to -3.46

Real Estate Securities Trust Series NAV(*)	2022	306	201.24 to 201.24	61,643	0.00 to 0.00	1.22	-28.45 to -28.45
	2021	295	281.26 to 281.26	83,113	0.00 to 0.00	1.54	46.80 to 18.04
	2020	302	191.60 to 191.60	57,956	0.00 to 0.00	2.16	-5.58 to -5.58
	2019	293	202.92 to 202.92	59,531	0.00 to 0.00	2.17	29.47 to 29.47
	2018	282	156.74 to 156.74	44,153	0.00 to 0.00	1.64	-3.43 to -3.43

Science & Technology Trust Series I(*)	2022	281	83.44 to 83.44	23,430	0.00 to 0.00	0.00	-35.67 to -35.67
	2021	288	129.71 to 129.71	37,416	0.00 to 0.00	0.00	8.53 to 8.53
	2020	325	119.52 to 119.52	38,807	0.00 to 0.00	0.00	57.46 to 57.46
	2019	362	75.91 to 75.91	27,445	0.00 to 0.00	0.12	38.06 to 38.06
	2018	390	54.98 to 54.98	21,429	0.00 to 0.00	0.00	-0.61 to -0.61

Science & Technology Trust Series NAV(*)	2022	835	66.39 to 66.39	55,445	0.00 to 0.00	0.00	-35.64 to -35.64
	2021	777	103.16 to 103.16	80,114	0.00 to 0.00	0.00	8.58 to 0.92
	2020	775	95.00 to 95.00	73,605	0.00 to 0.00	0.00	57.58 to 57.58
	2019	752	60.29 to 60.29	45,338	0.00 to 0.00	0.17	38.09 to 38.09
	2018	728	43.66 to 43.66	31,798	0.00 to 0.00	0.00	-0.57 to -0.57

Select Bond Trust Series I(*)	2022	237	11.98 to 11.98	2,846	0.00 to 0.00	2.96	-14.20 to -14.20
	2021	217	13.97 to 13.97	3,027	0.00 to 0.00	2.75	-1.19 to -1.19
	2020	235	14.14 to 14.14	3,322	0.00 to 0.00	3.01	9.08 to 9.08
	2019	222	12.96 to 12.96	2,872	0.00 to 0.00	2.60	8.94 to 8.94
	2018	258	11.90 to 11.90	3,069	0.00 to 0.00	2.64	-0.43 to -0.43

Select Bond Trust Series NAV(*)	2022	2,383	12.05 to 12.05	28,710	0.00 to 0.00	3.05	-14.16 to -14.16
	2021	2,235	14.04 to 14.04	31,368	0.00 to 0.00	2.93	0.29 to -1.15
	2020	2,039	14.20 to 14.20	28,951	0.00 to 0.00	3.13	9.13 to 9.13
	2019	1,998	13.01 to 13.01	25,990	0.00 to 0.00	2.70	9.01 to 9.01
	2018	2,018	11.94 to 11.94	24,089	0.00 to 0.00	2.92	-0.38 to -0.38

Short Term Government Income Trust Series I(*)	2022	370	10.75 to 10.75	3,980	0.00 to 0.00	1.43	-6.49 to -6.49
	2021	410	11.49 to 11.49	4,717	0.00 to 0.00	1.72	-1.59 to -1.59
	2020	510	11.68 to 11.68	5,960	0.00 to 0.00	1.71	3.60 to 3.60
	2019	468	11.27 to 11.27	5,271	0.00 to 0.00	1.70	3.39 to 3.39
	2018	487	10.90 to 10.90	5,315	0.00 to 0.00	1.98	0.84 to 0.84

Short Term Government Income Trust Series NAV(*)	2022	2,998	10.82 to 10.82	32,435	0.00 to 0.00	1.50	-6.43 to -6.43
	2021	3,015	11.56 to 11.56	34,860	0.00 to 0.00	1.87	-1.22 to -1.53
	2020	2,560	11.74 to 11.74	30,067	0.00 to 0.00	1.83	3.65 to 3.65
	2019	2,553	11.33 to 11.33	28,925	0.00 to 0.00	1.92	3.44 to 3.44
	2018	1,986	10.95 to 10.95	21,751	0.00 to 0.00	2.19	0.89 to 0.89

Small Cap Index Trust Series I(*)	2022	155	51.55 to 51.55	7,975	0.00 to 0.00	1.00	-20.65 to -20.65
	2021	167	64.97 to 64.97	10,846	0.00 to 0.00	0.56	14.49 to 14.49
	2020	185	56.74 to 56.74	10,517	0.00 to 0.00	1.37	19.29 to 19.29
	2019	218	47.57 to 47.57	10,376	0.00 to 0.00	0.97	25.05 to 25.05
	2018	240	38.04 to 38.04	9,148	0.00 to 0.00	0.96	-11.42 to -11.42

Small Cap Index Trust Series NAV(*)	2022	1,379	41.29 to 41.29	56,920	0.00 to 0.00	1.10	-20.63 to -20.63
	2021	1,315	52.02 to 52.02	68,390	0.00 to 0.00	0.63	14.59 to 0.44
	2020	1,248	45.40 to 45.40	56,674	0.00 to 0.00	1.50	50.13 to 19.32
	2019	1,170	38.05 to 38.05	44,522	0.00 to 0.00	1.05	25.07 to 25.07
	2018	1,093	30.42 to 30.42	33,259	0.00 to 0.00	1.01	-11.31 to -11.31

67 of 71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,					For the years and periods ended December 31,
			Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year		(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)

Small Cap Opportunities Trust Series I(*)	2022		424	$ 69.58 to $ 69.58	$ 29,490	0.00 % to 0.00%	0.50%	-10.07 % to -10.07%
	2021		447	77.37 to 77.37	34,580	0.00 to 0.00	0.47	31.10 to 31.10
	2020		495	59.02 to 59.02	29,188	0.00 to 0.00	0.71	9.88 to 9.88
	2019		544	53.71 to 53.71	29,196	0.00 to 0.00	0.39	25.54 to 25.54
	2018		600	42.79 to 42.79	25,669	0.00 to 0.00	0.42	-13.84 to -13.84

Small Cap Opportunities Trust Series NAV(*)	2022		781	34.40 to 34.40	26,871	0.00 to 0.00	0.57	-10.04 to -10.04
	2021		771	38.24 to 38.24	29,498	0.00 to 0.00	0.53	31.16 to 12.91
	2020		780	29.15 to 29.15	22,742	0.00 to 0.00	0.79	48.88 to 9.93
	2019		754	26.52 to 26.52	19,987	0.00 to 0.00	0.46	25.60 to 25.60
	2018		747	21.11 to 21.11	15,784	0.00 to 0.00	0.45	-13.81 to -13.81

Small Cap Stock Trust Series I(*)	2022		44	45.05 to 45.05	1,962	0.00 to 0.00	0.00	-31.12 to -31.12
	2021		48	65.40 to 65.40	3,131	0.00 to 0.00	0.00	1.20 to 1.20
	2020		100	64.63 to 64.63	6,441	0.00 to 0.00	0.00	51.55 to 51.55
	2019		55	42.64 to 42.64	2,345	0.00 to 0.00	0.00	38.02 to 38.02
	2018		64	30.90 to 30.90	1,990	0.00 to 0.00	0.00	-5.19 to -5.19

Small Cap Stock Trust Series NAV(*)	2022		596	53.62 to 53.62	31,973	0.00 to 0.00	0.00	-31.13 to -31.13
	2021		586	77.86 to 77.86	45,657	0.00 to 0.00	0.00	3.31 to -7.41
	2020		580	76.89 to 76.89	44,619	0.00 to 0.00	0.00	51.62 to 51.62
	2019		585	50.71 to 50.71	29,683	0.00 to 0.00	0.00	38.10 to 38.10
	2018		565	36.72 to 36.72	20,749	0.00 to 0.00	0.00	-5.22 to -5.22

Small Cap Value Trust Series I(*)	2022		62	36.12 to 36.12	2,237	0.00 to 0.00	0.84	-10.24 to -10.24
	2021		66	40.24 to 40.24	2,657	0.00 to 0.00	0.55	26.18 to 26.18
	2020		72	31.89 to 31.89	2,302	0.00 to 0.00	0.98	-6.70 to -6.70
	2019		88	34.18 to 34.18	3,003	0.00 to 0.00	0.58	26.52 to 26.52
	2018		104	27.01 to 27.01	2,814	0.00 to 0.00	0.67	-12.50 to -12.50

Small Cap Value Trust Series NAV(*)	2022		446	101.95 to 101.95	45,433	0.00 to 0.00	0.93	-10.25 to -10.25
	2021		466	113.59 to 113.59	52,985	0.00 to 0.00	0.57	26.30 to 11.78
	2020		470	89.94 to 89.94	42,278	0.00 to 0.00	1.23	-6.68 to -6.68
	2019		401	96.38 to 96.38	38,641	0.00 to 0.00	0.65	26.62 to 26.62
	2018		402	76.12 to 76.12	30,610	0.00 to 0.00	0.74	-12.45 to -12.45

Small Company Value Trust Series I(*)	2022		196	56.83 to 56.83	11,151	0.00 to 0.00	0.00	-18.74 to -18.74
	2021		207	69.93 to 69.93	14,443	0.00 to 0.00	0.30	22.70 to 22.70
	2020		227	56.99 to 56.99	12,910	0.00 to 0.00	0.30	9.25 to 9.25
	2019		250	52.17 to 52.17	13,032	0.00 to 0.00	0.86	25.53 to 25.53
	2018		277	41.56 to 41.56	11,494	0.00 to 0.00	0.37	-12.94 to -12.94

Small Company Value Trust Series NAV(*)	2022		1,044	37.99 to 37.99	39,675	0.00 to 0.00	0.00	-18.70 to -18.70
	2021		1,009	46.72 to 46.72	47,118	0.00 to 0.00	0.35	22.81 to 11.34
	2020		1,049	38.04 to 38.04	39,910	0.00 to 0.00	0.36	9.25 to 9.25
	2019		909	34.82 to 34.82	31,655	0.00 to 0.00	0.92	25.65 to 25.65
	2018		915	27.71 to 27.71	25,361	0.00 to 0.00	0.41	-12.93 to -12.93

Strategic Income Opportunities Trust Series I(*)	2022		187	30.12 to 30.12	5,627	0.00 to 0.00	3.37	-10.06 to -10.06
	2021		215	33.49 to 33.49	7,207	0.00 to 0.00	3.36	0.90 to 0.90
	2020		214	33.19 to 33.19	7,113	0.00 to 0.00	1.66	8.59 to 8.59
	2019		227	30.56 to 30.56	6,951	0.00 to 0.00	2.71	10.91 to 10.91
	2018		278	27.56 to 27.56	7,670	0.00 to 0.00	3.70	-5.03 to -5.03

Strategic Income Opportunities Trust Series NAV(*)	2022		1,798	22.42 to 22.42	40,296	0.00 to 0.00	3.62	-10.05 to -10.05
	2021		1,755	24.92 to 24.92	43,725	0.00 to 0.00	3.49	0.95 to 0.26
	2020		1,602	24.69 to 24.69	39,533	0.00 to 0.00	1.76	12.96 to 8.61
	2019		1,557	22.73 to 22.73	35,396	0.00 to 0.00	2.82	11.00 to 11.00
	2018		1,610	20.48 to 20.48	32,957	0.00 to 0.00	4.07	-5.00 to -5.00

TOPS Aggressive Growth ETF Portfolio - Class 2	2022		271	16.58 to 16.58	4,488	0.00 to 0.00	2.36	-15.87 to -15.87
	2021	(e)	16	19.71 to 19.71	311	0.00 to 0.00	0.55	7.53 to 5.80

TOPS Balanced ETF Portfolio - Class 2	2022		219	12.93 to 12.93	2,830	0.00 to 0.00	1.96	-11.15 to -11.15
	2021	(e)	52	14.56 to 14.56	763	0.00 to 0.00	0.61	3.62 to 3.54

TOPS Conservative ETF Portfolio - Class 2	2022		27	12.41 to 12.41	334	0.00 to 0.00	3.29	-8.85 to -8.85
	2021	(e)	1	13.61 to 13.61	8	0.00 to 0.00	1.90	2.91 to 2.91

TOPS Growth ETF Portfolio - Class 2	2022		243	16.42 to 16.42	3,989	0.00 to 0.00	1.83	-14.70 to -14.70
	2021	(e)	51	19.25 to 19.25	986	0.00 to 0.00	1.72	6.47 to 5.36

TOPS Moderate Growth ETF Portfolio - Class 2	2022		382	13.10 to 13.10	5,004	0.00 to 0.00	2.15	-12.90 to -12.90
	2021	(e)	78	15.04 to 15.04	1,179	0.00 to 0.00	0.06	5.02 to 4.51

Total Bond Market Series Trust NAV(*)	2022		1,597	24.74 to 24.74	39,510	0.00 to 0.00	2.69	-13.36 to -13.36
	2021		1,602	28.56 to 28.56	45,741	0.00 to 0.00	2.38	0.26 to -1.86
.	2020		1,458	29.10 to 29.10	42,435	0.00 to 0.00	2.45	7.38 to 2.64

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)

Total Bond Market Series Trust NAV(*)	2019	1,179	$ 27.10 to $ 27.10	$ 31,950	0.00 % to 0.00%	2.43%	8.30 % to 8.30%
	2018	1,072	25.02 to 25.02	26,819	0.00 to 0.00	2.82	-0.24 to -0.24

Total Stock Market Index Trust Series I(*)	2022	340	47.40 to 47.40	16,096	0.00 to 0.00	1.06	-20.41 to -20.41
	2021	373	59.56 to 59.56	22,211	0.00 to 0.00	1.08	24.45 to 24.45
	2020	381	47.86 to 47.86	18,223	0.00 to 0.00	1.77	21.44 to 21.44
	2019	417	39.41 to 39.41	16,448	0.00 to 0.00	1.57	29.63 to 29.63
	2018	461	30.40 to 30.40	14,004	0.00 to 0.00	1.15	-5.70 to -5.70

Total Stock Market Index Trust Series NAV(*)	2022	573	158.56 to 158.56	90,846	0.00 to 0.00	1.11	-20.34 to -20.34
	2021	607	199.04 to 199.04	120,780	0.00 to 0.00	1.14	24.51 to 10.23
	2020	606	159.85 to 159.85	96,927	0.00 to 0.00	1.84	21.50 to 21.50
	2019	582	131.56 to 131.56	76,514	0.00 to 0.00	1.66	29.70 to 29.70
	2018	570	101.44 to 101.44	57,849	0.00 to 0.00	1.25	-5.66 to -5.66

Ultra Short Term Bond Trust Series I(*)	2022	171	10.64 to 10.64	1,817	0.00 to 0.00	1.59	-0.85 to -0.85
	2021	163	10.73 to 10.73	1,754	0.00 to 0.00	1.82	-0.46 to -0.46
	2020	150	10.78 to 10.78	1,619	0.00 to 0.00	1.95	1.46 to 1.46
	2019	143	10.63 to 10.63	1,515	0.00 to 0.00	1.97	3.12 to 3.12
	2018	127	10.31 to 10.31	1,312	0.00 to 0.00	1.49	1.40 to 1.40

Ultra Short Term Bond Trust Series NAV(*)	2022	1,134	10.71 to 10.71	12,143	0.00 to 0.00	1.42	-0.87 to -0.87
	2021	1,163	10.80 to 10.80	12,569	0.00 to 0.00	2.09	-0.33 to -0.41
	2020	878	10.85 to 10.85	9,525	0.00 to 0.00	2.05	1.62 to 1.62
	2019	831	10.68 to 10.68	8,873	0.00 to 0.00	2.06	3.08 to 3.08
	2018	649	10.36 to 10.36	6,727	0.00 to 0.00	1.94	1.53 to 1.53

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

7. Unit Values (continued):

(*) Sub-account that invests in affiliated Trust.

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b) These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e) Reflects the period from commencement of operations on April 26, 2021 through December 31, 2021.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2022

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

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